Exhibit 10.8

NOTE:  A SECOND SERVICE AND SUPPLY AGREEMENT SUBSTANTIALLY IDENTICAL TO THE AGREEMENT FILED AS THIS EXHIBIT 10.10 WAS ENTERED INTO BY IESI NY CORPORATION AND THE CITY OF NEW YORK ACTING BY AND THROUGH THE DEPARTMENT OF SANITATION.  ATTACHED TO THE END OF THIS EXHIBIT IS THE RELATED BID SHEET AND SIGNATURE PAGE FOR THE SECOND SERVICE AND SUPPLY AGREEMENT.

CITY OF NEW YORK
DEPARTMENT OF SANITATION

INVITATION FOR BIDS

ON A

SERVICE AND SUPPLY CONTRACT

THE BID DOCUMENT PACKAGE

(contains)

Information for Bidders (Module “A”)

Bid Forms (Module “B”)

Scope of Work - Detailed Specifications (Module “C”)

Terms of Agreement (Module “D”)

Schedule A, Insurance Requirements & Bond Forms (Module “E”)

Attachments (Module “F”)

For Furnishing all Labor and Material necessary and required for:

Export Of Municipal Solid Waste From
The Borough of Brooklyn (2003)

PIN: 82703WD00036

NOTICE

The Bid Documents Book is organized into Modules A through F.

CONTENTS

Module A:	Information for Bidders (Table of Contents follows)

	A1 -	Bid-Specific Information for Bidders

	A2 -	Standard Supply and Service Information for Bidders with a Table of Contents

Module B:	Bid Materials

Certain pages must be notarized as indicated.

Bond Forms, if Bonds Are Required

Module C:	Scope of Work

Detailed Specifications / Scope of Work

Module D:	Terms of the Supply and Service Agreement

Agreement (with Table of Contents)

Acknowledgments (Signatures and Notarization)

Module E:	Conditions Applicable to the Contract

El - Schedule A: Contract-Specific Conditions, including, but not limited to, Insurance and Bonding Requirements and Contract Term

	E2 -	Insurance Provisions

Module F:	Attachments (As Applicable)
Local Law 35 Certification (for Contracts over $100,000)

Service and Supply Contractor’s Employment Report

VENDEX Package

	•	A Vendor’s Guide to VENDEX
	•	Business Entity Questionnaire
	•	Principal Questionnaire

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MODULE A:

INFORMATION FOR BIDDERS

SUPPLY AND SERVICE CONTRACTS

Bid-Specific Information

Standard Information

New York City Department of Sanitation
Export of Municipal Solid Waste from the Borough of Brooklyn
Bid-Specific Information for Bidders

Bid-Specific Information for Bidders

1.                                      Summary of the Procurement

The New York City Department of Sanitation (“DSNY”) is seeking to award one or more contracts to qualified firms (“Contractors”) who shall provide all of the labor, materials, equipment, transport, facilities, and resources necessary and required to accept, process, transport, and dispose of a minimum of 100 tons per day (“TPD”) of municipal solid waste (“MSW”) collected by DSNY and its authorized representatives in the borough of Brooklyn. DSNY anticipates awarding one or more contracts under this solicitation.

The qualified Contractors shall:

own, operate, or have an agreement with the owner and the operator to use: (a) a putrescible solid waste transfer station (“Transfer Station”) located within the borough of the City of New York (the “City”) within which the MSW is collected; or (b) a solid waste management facility (“Solid Waste Management Facility”) located outside of the City, no more than 50 miles from the egress points from the City designated in Exhibit 1, which will accept MSW collected by DSNY or its authorized representatives in Brooklyn; and

accept, process, transport, and dispose of the MSW at permitted, licensed or otherwise authorized disposal facilities (“Disposal Facilities”) which are located outside of the City which are either owned and operated by the bidder, or have an agreement between the owner and the operator, and the bidder for use of the Disposal Facility.

Any agreement between the bidder and the owner and the operator of a Transfer Station or Solid Waste Management Facility, or Disposal Facility shall be for the term of the contract that DSNY may award to the bidder(s) under this solicitation and any extensions thereof.  A Transfer Station located within the City shall have all of the permits required by the State of New York and the City, and one located outside of the City shall have all of the permits, licenses and authorizations (“Permits and Authorizations”) required by the state and locality within which it is located by the bid opening date.

A Contractor may own or operate the Transfer Station, the Solid Waste Management Facility, a Disposal Facility or an MSW transporter, or it may perform one of these functions and subcontract the others. The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at DSNY’s discretion, for two additional terms of up to one year each.

Besides meeting all of the requirements set forth in the Detailed Specifications, each Transfer Station, Solid Waste Management Facility and Disposal Facility shall comply with all of the applicable federal, state and local laws, rules, and regulations concerning Transfer Stations, Solid Waste Management Facilities, and Disposal Facilities. Each

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transporter of MSW shall comply with all of the applicable federal, state and local laws, rules and regulations governing the transport of MSW.

Each bidder may submit more than one bid in response to this solicitation. However, the bidder shall only submit one bid for each Transfer Station or Solid Waste Management Facility that it designates for the acceptance of MSW in each bid submitted in response to this solicitation. DSNY will reject as non-responsive all bids other than the bid setting forth the lowest Price per Ton submitted by a bidder designating the same Transfer Station or Solid Waste Management Facility for the acceptance of MSW.

2.                                      Term of the Contract

The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at DSNY’s discretion, for two additional terms of up to one year each.

3.                                      Time and Place for the Receipt of Bids

The Department shall receive all sealed bids at the following location on or before the date and time set forth below:

New York City Department of Sanitation Contracts Unit
51 Chambers Street Room 806
New York, New York 10007 Attention: Contract Supervisor

Date:  February 4, 2003

Time:  11:00 am

4.                                      Pre-Bid Conference

The Department will hold a pre-bid conference on the date and time and at the location set forth below:

Time:  10:00 a.m.

Date:  January 13, 2003

Place:  44 Beaver Street, 12th
New York, NY 10004

Bidder attendance at this pre-bid conference is:

mandatory ☐	optional ☒

Failure to attend a mandatory pre-bid conference may constitute grounds for the rejection of your bid.

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Nothing stated at the pre-bid conference shall change the terms or conditions of this Invitation for Bids unless a change is made by written amendment.

Please notify the Agency Contact of the number of representatives from your firm that will attend the conference at least five City working days before the date of the pre-bid conference.

5.                                      Agency Contact Person

Any questions or correspondence relating to this Invitation for Bids must be addressed to:

Name:	Mark Suppa
Title:	Bureau Contracting Officer
Address:	125 Worth Street, New York, NY, 10013
Telephone:	(646) 885-4530
Fax:	(212) 788-3906

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INFORMATION FOR BIDDERS
(Module A-2)

(Standard Information for All Supply and Service Contracts)

1.	Information Specific to this Bid Solicitation
2.	Bid Submission Requirements
3.	Definitions
4.	Invitation For Bids and Contract Documents
5.	Examination of Proposed Contract
6.	Form of Bid
7.	Bidder’s Oath
8.	Site Visit
9.	Bids Must Be Typewritten or Written Legibly in Ink
10.	Facsimile, Telegraphic, or Mailgram Bids
11.	Irrevocability of Bid
12.	Acknowledgment of Amendments
13.	Bid Samples and Descriptive Literature
14.	Proprietary Information; Trade Secrets
15.	Pre-Bid-Opening Modification or Withdrawal of Bids
16.	Bid Evaluation and Award
17.	Late Bids, Late Withdrawals and Late Modifications
18.	Withdrawal of Bids
19.	Mistake in Bids
20.	Low Tie Bids
21.	Rejection of Bids
22.	Right to Appeal Determinations of Non-Responsiveness or Non-Responsibility and Right to Protest Solicitations and Award
23.	Affirmative Action and Equal Employment Opportunity
24.	MacBride Principles
25.	VENDEX Questionnaire
26.	Complaints about the Bid Process
27.	Bid Security
28.	Payment and Performance Bonds or Substitutes
29.	Failure to Execute Contract
30.	Financial Qualifications
31.	Division of Labor Services
32.	Applicability of the Procurement Policy Board Rules
33.	Pricing
34.	Bid Sheets

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Standard Information for Bidders – DSNY Supply and Service Contracts

NEW YORK CITY DEPARTMENT OF SANITATION

STANDARD INFORMATION FOR BIDDERS
ON SUPPLY AND SERVICE CONTRACT

1.                                      Information Specific to this Bid Solicitation

See the Bid-Specific Information for Bidders, attached as Module A-1.

2.                                      Bid Submission Requirements

2.1                                                         Each bidder must submit the completed bid to the Department of Sanitation (“DSNY”) in a sealed envelope. This envelope must indicate:

(a)                                                          the name of the person, firm or corporation presenting the bid;

(b)                                                         the bid opening date;

(c)                                                          the PIN number; and

(d)                                                         the bid title.

The bidder must sign and have the bid and all other documents requiring signature notarized. Failure to comply with these instructions may result in rejection of your bid.

2.2                                                         For a bid to be deemed responsive, the bidder must complete and submit the following forms contained in the Bid Booklet. Failure to comply with any of the following bid submission requirements may result in rejection of your bid:

(a)                                                          Bid Form, including the MacBride Principle Provisions Checkoff and the Affirmation of Non-Debt (Tax Affirmation);

(b)                                                         Bid Security (if required by Schedule A);

(c)                                                          VENDEX Questionnaires (if required; see Section 26, below); and

3.                                      Definitions

The definitions set forth in Chapter 1 of the Rules of the Procurement Policy Board (the “PPB Rules”) of the City of New York (the “City”)apply to this Information for Bidders. All references to “Section” in this information for Bidders mean a section of the Instructions to Bidders, unless the surrounding text clearly indicates otherwise.

4.                                      Invitation For Bids and Contract Documents

4.1                                                         Except for titles, subtitles, headings, running headlines, tables of contents and indices (all of which are printed in this Invitation for Bids merely for

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convenience) the following, except for such portions as may be specifically excluded, are deemed to be part of the Contract and the Bid Documents:

(a)                                                          the Advertisement and Invitation for Bids.

(b)                                                         the Bid.

(c)                                                          the Agreement.

(d)                                                         the Budget Director’s Certificate.

(e)                                                          the Specifications.

(f)                                                            the Contract Drawings (if any).

(g)                                                         all addenda issued by the Commissioner prior to the receipt of bids (if any).

(h)                                                         all provisions required by law to be inserted in this contract whether actually inserted or not.

(i)                                                             the Notice of Award.

(j)                                                             Performance and Payment Bonds (if required by Schedule A).

(k)                                                          the Notice to Commence Work.

4.2                                                         For particulars as to this procurement, including quantity and quality of the purchase, extent of the work or labor to be performed, delivery and performance schedule, and any other special instructions, prospective bidders are referred to the Detailed Specifications (Scope of Work) of the Invitation for Bids (Module C).  A full set of the documents composing the Invitation for Bid, including the Detailed Specifications, can be obtained at the following location:

Contracts Unit
New York City Department of Sanitation
51 Chambers Street, Room 807
New York, N.Y. 10007
Telephone: (212) 788-8085/8086.

4.3                                                         Bid Deposit, if Required

Prospective bidders may obtain a copy of the Invitation for Bid documents by complying with the conditions set forth in the Advertisement for Bids. If a bid deposit is required, the deposit must be in the form of: (a) a money order, (b) a certified check made payable to the order of the City of New York, and drawn upon a state or national bank or trust

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company; or (c) a bank check that has been issued by a state or national bank or trust company and signed by an authorized officer.

4.4                                                         Return of Deposit

DSNY will return each bid deposit within 30 days after the award of the contract or the rejection of all bids if the bidder returns the Invitation for Bids document to DSNY’s Contract Clerk in a physical condition that is satisfactory to the Agency Chief Contracting Officer.

4.5                                                         Additional Copies of the Invitation for Bids Documents

The bidder’ may obtain additional copies of the Invitation For Bids documents subject to the conditions set forth in the Advertisement for Bids.

5.                                      Examination of Proposed Contract

5.1                                                         Request for Interpretation or Correction

(a)                                                          Prospective bidders must examine the Contract Documents carefully, and before bidding must request the Commissioner in writing for an interpretation or correction of every patent ambiguity, inconsistency or error in the Contract Documents that should have been discovered by a reasonably prudent bidder.

(b)                                                         The Commissioner’s interpretation or correction, as well as any additional contract provisions the Commissioner may decide to include, will be issued in writing by the Commissioner as an addendum to the contract.

(c)                                                          DSNY will send all addenda by mail, facsimile, or private delivery service to each person recorded as having received a copy of the contract documents from the Contract Clerk. DIS will also post all addenda at the place where the contract documents are available for the inspection of prospective bidders.

(d)                                                         Upon mailing or delivery and posting, each addendum becomes a part of the contract documents, and is binding on all bidders, whether or not DSNY can show that a bidder received actual notice of the addendum.

5.2                                                         Only Agency Chief Contracting Officer’s Interpretation or Correction Binding

Only the Agency chief Contracting Officer’s written interpretation or correction is binding. Prospective bidders are warned that no other officer, agent or employee of the City is authorized to give information concerning the bid solicitation, or to explain or interpret the contract documents.

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6.                                      Form of Bid

Each bid must be submitted upon the form included with the bid, and must contain:

6.1                                                         the name, residence and place of business of the bidder and of the person or persons signing the bid;

6.2                                                         the names of all persons interested in the bid. If no other person is so interested, the bidder must specifically state this fact;

6.3                                                         a statement to the effect that this bid is made without any connection with any other person submitting a bid under the same bid solicitation, and that the bid is in all respects fair and has been made without collusion or fraud;

6.4                                                         a statement that no Councilman or other officer or employee or person whose salary is payable in whole or part from the City Treasury is directly or indirectly interested in the supplies, materials or equipment, services, work or labor to which it relates, or in any portion of the profits that may be made from obtaining the contract;

6.5                                                         a statement that the bidder is not in arrears to the City or to any agency upon a debt or contract or taxes, and is not a defaulter as surety or otherwise upon any obligation to the City or to any City agency except as set forth in the bid.

7.                                      Bidder’s Oath

7.1                                                         An authorized representative of the bidder must properly sign the bid. The same authorized representative must sign a written oath that all matters stated in the bid, and all information furnished in the bid, are true in all aspects.

7.2                                                         If the bidder willfully or fraudulently makes a materially false statement in connection with the bid, or on any of the forms completed and submitted with the bid, the City may terminate any contract between the City and the bidder. In addition, the city may bar the bidder from participating in future City contracts, and the bidder may be subject to criminal prosecution.

8.                                      Site Visit

Where the solicitation involves performance of services on City facilities, the City urges every bidder to: (a) inspect the site where services are to be performed prior to the bid opening date; and (b) to satisfy itself as to all general and local conditions that may affect the cost of performance of the Contract. A bidder’s failure to inspect a site prior to bidding will not constitute grounds for withdrawing a bid after opening under any circumstances, or be grounds or for a claim after award of the Contract.

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9.                                      Bids Must Be Typewritten or Written Legibly in Ink

Each bidder must submit its bid typewritten or written legibly in ink and shall sign the bid in ink. The signer must initial any and all erasures or alterations to the bid in ink. DSNY may reject a bid that fails to conform with the requirements of this Section.

10.                               Facsimile, Telegraphic, or Mailgram Bids

Facsimile, telegraphic, or mailgram bids are not allowed in response to this solicitation, unless the Contract-Specific Information for Bidders (Module A-1) specifically states that DSNY will accept them. See the Contract-Specific Information (Module A-1) for Bidders for the Time and Place for Receipt of Bids.

11.                               Irrevocability of Bid

The bidder cannot revoke the prices set forth in the bid, and these prices shall be effective until the award of the contract, unless the bid is withdrawn as provided for in Sections 15 and 18, below.

12.                               Acknowledgment of Amendments

The bidder must acknowledge the receipt of any amendment and/or addendum to the bid solicitation documents.

13.                               Bid Samples and Descriptive Literature

The bidder must not submit bid samples and descriptive literature unless DSNY expressly requests them in another section of the bid solicitation documents. DSNY will not examine or test any unsolicited bid samples or descriptive literature that are submitted, and such submissions shall not be deemed to vary any of the provisions of the bid solicitation documents or the contract.

14.                               Proprietary Information; Trade Secrets

Each bidder must (a) identify those portions of its bid that the bidder deems to be confidential, proprietary information or trade secrets; and (b) provide justification as to why the City shall not disclose the identified material. The bidder must clearly indicate all materials the bidder desires to remain confidential by stamping the top and bottom of the pages on which such information appears with the word “CONFIDENTIAL.” Materials stamped “CONFIDENTIAL” must be easily separable from the non-confidential sections of the bid.

DSNY will review all materials stamped “CONFIDENTIAL,” and will communicate to the bidder in writing any decision not to honor a request for confidentiality. If a bid is not successful, DSNY will return all confidential materials to the bidder. DSNY must make available to the public all prices, makes and model or catalog numbers of the items offered, deliveries, and terms of payment after bid opening regardless of any designation of confidentiality the bidder has made.

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15.                               Pre-Bid-Opening Modification or Withdrawal of Bids

15.1                                                   Before the bid opening, a bidder may modify or withdraw any bid by giving DSNY written notice of the modification or withdrawal. DSNY must receive this written notice in the office designated in the Bid-Specific Information for Bidders (Module A-1) before the time and date set for the bid opening.

15.2                                                   A bid modification or withdrawal sent by facsimile, telegraphic or mailgram modification or withdrawal shall be effective if it is received in the manner set forth in the PPB Rules.

15.3                                                   If the bidder withdraws a bid in accordance with this Section, DSNY will return the bid security (if any) to the bidder.

16.                               Bid Evaluation and Award

In accordance with the New York City Charter, the PPB Rules and the terms and conditions of this Invitation For Bids, DSNY shall award this contract, if at all, to the responsible bidder, whose bid: (a) meets the requirements and evaluation criteria set forth in this Invitation For Bids; and (b) whose bid price is either the most favorable bid price (or, if this Invitation For Bids so states, the most favorable evaluated bid price). A bid may not be evaluated for any requirement or criterion that is not disclosed in the Invitation For Bids.

Restrictions

16.1                                                   DSNY will not engage in negotiations with any bidder except under the circumstances and in the manner set forth in Section 21.3 of this Standard Information for Bidders (Module A-2) below.

16.2                                                   Nothing in this Section shall be interpreted to permit DSNY to award a contract to a bidder that submits a higher quality item than the quality designated in the bid solicitation documents unless that bid is the most favorable bid.

17.                               Late Bids, Late Withdrawals and Late Modifications

17.1                                                   DSNY will not consider any bid received at the place designated in the Invitation for Bids after the time and date set for the receipt of bids.

17.2                                                   DSNY will not consider any request for withdrawal or modification received at the place designated in the Invitation for Bids after the time and date set for the receipt of bids.

17.3                                                   DSNY will consider a late modification of a successful bid that makes the bid terms more favorable to the City.

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18.                               Withdrawal of Bids

18.1                                                   Except as provided for in Section 15, above, a bidder may not withdraw its bid before the expiration of 45 days after the date of the opening of bids.

18.2                                                   After 45 days, a bidder may withdraw its bid only in writing before the contract is awarded.

18.3                                                   If within 60 days after the execution of the contract the Commissioner does not fix the date for commencement of work by written notice to the bidder, the bidder, at his option, may give written notice to the Commissioner asking to be relieved of the bidder’s obligation to perform the contract work. If the bidder does give such notice to the Commissioner, and the request to withdraw is granted, the bidder waives all claims in connection with this contract.

19.                               Mistake in Bids

19.1                                                   Mistake Discovered Before Bid Opening

A bidder may correct mistakes discovered before the time and date set for bid opening by withdrawing or correcting the bid as provided in Section 15, above.

19.2                                                   Mistakes Discovered Before Award

In accordance with the PPB Rules, if a bidder alleges a mistake in bid after bid opening and before award, the bid may be corrected or withdrawn upon written approval of the Agency Chief Contracting Officer and Agency Counsel if the following conditions are met

(a)                                                          Minor Informalities. Minor informalities in bids are: (a) matters of form rather than substance that are evident from the bid submission documents; or (b) insignificant mistakes that can be waived or corrected without prejudice to other bidders (meaning that the effect on price, quantity, quality, delivery, or contractual conditions is negligible). Depending on which is in the best interest of the City, the Agency Chief Contracting Officer may waive such informalities or allow the bidder to correct them.

(b)                                                         Mistakes Where Intended Correct Bid is Evident. If the mistake and the intended correct bid are clearly evident on the face of the bid document, the bid shall be corrected to the intended correct bid and may not be withdrawn. Examples of mistakes that may be clearly evident on the face of the bid document are typographical errors, errors in extending unit prices, transposition errors, and arithmetical errors.

(c)                                                          Mistakes Where Intended Correct Bid is Not Evident. A bidder may be permitted to withdraw a low bid if:

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(1)                                                                      a mistake is clearly evident on the face of the bid document but the intended correct bid is not similarly evident; or

(2)                                                                      the bidder submits proof of evidentiary value that clearly and convincingly demonstrates that a mistake was made.

19.3                                                   Mistakes Discovered After Award.

Mistakes shall not be corrected after award of the contract except where the City Chief Procurement Officer, with the approval of Corporation Counsel, makes a written determination that it would be unconscionable not to allow the mistake to be corrected.

19.4                                                   Remedy for Mistake.

(a)                                                          Unless otherwise required by law, the sole remedy for a bid mistake in accordance with this Section 19 shall be : (a) withdrawal of that bid; and (b) the return of the bid bond or other security (if any) to the bidder.

(b)                                                         Any amendment to, or reformation of, a bid or a contract to rectify a mistake or an in the bid or contract is strictly prohibited.

(c)                                                          After the bid with a mistake has been withdrawn, the City may, in its discretion: (a) award the contract to the next lowest responsive, responsible bidder, or (b) rebid the contract.

20.                               Low Tie Bids

20.1                                                   When two or more low responsive bids from responsible bidders are identical in price, and meet all the requirements and criteria set forth in the Invitation For Bids, the Agency Chief Contracting Officer will break the tie in the following manner and order of priority:

(a)                                                          Award the contract to a certified New York City small minority or woman-owned business entity bidder, or

(b)                                                         Award the contract to a New York City bidder;

20.2                                                   If two or more bidders still remain equally eligible after application of Section 20.1, above, the Agency Chief Contracting Officer shall award the contract by a drawing by lot limited to those bidders. The bidders involved will be invited to attend the drawing. The City must have a witness present to (a) verify the drawing; and (b) certify the results on the bid tabulation sheet.

21.                               Rejection of Bids

21.1                                                   Rejection of Individual Bids.

The Agency Head may reject a bid if:

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(a)                                                          The bidder fails to furnish any of the information required by Sections 26 and 34.1;

(b)                                                         The bidder is determined to be non-responsible pursuant to the PPB Rules;

(c)                                                          The bid is determined to be non-responsive pursuant to the PPB Rules; or

(d)                                                         The bid, in the opinion of the Agency Chief Contracting Officer, contains unbalanced bid prices and is thus nonresponsive, unless (a) the bidder can show that the prices are not unbalanced for the probable required quantity of such items; or (b) the imbalance has been corrected pursuant to Section 15.

21.2                                                   Rejection of All Bids

DSNY, upon written approval by the Agency Chief Contracting Officer, may reject all bids and resolicit bids if in DSNY’s sole opinion doing so is in the best interest of the City.

21.3                                                   Rejection of All Bids and Negotiation With All Responsible Bidders

The Agency Head may determine that it is appropriate to cancel the Invitation For Bids after bid opening and before award and to complete the acquisition by negotiation. This determination shall be based on one of the following reasons:

(a)                                                          All otherwise acceptable bids received are at unreasonable prices;

(b)                                                         Only one bid is received and the Agency Chief Contracting Officer cannot determine the reasonableness of the bid price;

(c)                                                          No responsive bid has been received from a responsible bidder, or

(d)                                                         In the judgment of the Agency Chief Contracting Officer, the bids were not independently arrived at in open competition, or were submitted in bad faith. When the Commissioner has determined that the Information for Bids is to be canceled and that use of negotiation is appropriate to complete the acquisition, the Agency Chief Contracting Officer may negotiate and award the contract without issuing a new solicitation subject to the following conditions:

(1)                                                                      The Agency Chief Contracting Officer has given each responsible bidder that submitted a bid in response to the Invitation for Bids prior notice of the intention to negotiate and a reasonable opportunity to negotiate;

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(2)                                                                      The negotiated price is the lowest negotiated price offered by any responsible bidder; and

(3)                                                                      The negotiated price is lower than the lowest rejected bid price of a responsible bidder that submitted a bid in response to the Invitation for Bids.

22.                               Right to Appeal Determinations of Non-Responsiveness or Non-Responsibility and Right to Protest Solicitations and Award.

The bidder has the right to: (a) appeal a determination of non-responsiveness or non-responsibility; and (b) protest a solicitation and award, pursuant to the PPB Rules.

23.                               Affirmative Action and Equal Employment Opportunity

This Invitation For Bids is subject to applicable provisions of Federal, State, and Local Laws and executive orders requiring affirmative action and equal employment opportunity.

24.                               MacBride Principles

This Invitation for Bids is subject to the provisions of Title 6, Chapter 1, Section 6-115.1 of the New York City Administrative Code.

25.                               VENDEX Questionnaire

Pursuant to Administrative Code Section 6-116.2 and the PPB Rules, bidders may be obligated to submit completed VENDEX questionnaires with this bid. Generally, if this bid is $100,000 or more, or if this bid when added to the sum total of all contacts, concessions and franchises the bidder has received from the City and any Subcontract received from City contractors over the past twelve months, equals or exceeds $100,000, a prospective bidder must complete and submit VENDEX questionnaires with this bid.  Any questions concerning this requirement must be submitted to the Agency Chief Contacting Officer or the Agency Contact person for this contract.

26.                               Complaints about the Bid Process

The New York City Comptroller is charged with. the audit of contracts in New York City. Any vendor who believes that there has been unfairness, favoritism or impropriety in the bid process should inform the Comptroller, Office of Contract Administration, One Centre Street, Room 835, New York, New York; telephone number (212) 669-3000.

27.                               Bid Security

27.1                                                   If bid security is required in the Schedule A, DSNY will not receive or consider a bid unless bid security accompanies the bid.

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27.2                                                   If a Bid Bond is utilized, the Bid Bond must be in the form set forth in these solicitation documents and must be issued by a surety company that is authorized to do business in the State of New York. The Bid Bond shall insure the City of New York to the extent of not less than 10% of the amount of the Bid Contract Price.

27.3                                                   In lieu of a Bid Bond, a bid security deposit may accompany the bid in approximately the sum of 2% of the amount of the Bid Contract Price. Such deposit shall consist of a certified check upon a state or national bank or trust company or a check of such bank or trust company signed by one of its duly authorized officers, drawn to the City, which the Comptroller shah approve as of equal value with the sum so required.

27.4                                                   A prospective bidder may not enclose the bid security (in whatever form) in the envelope containing the bid; rather, the bidder must submit the bid deposit separately to the Commissioner’s representative upon presentation of the bid.

27.5                                                   The bid security assures the City of New York and DSNY of the adherence of the bidder to its bid and, if its bid is accepted, the execution of the contract in form as attached to these solicitation documents.

27.6                                                   Return of Bid Security.

(a)                                                          Within 10 days after the bid opening, DSNY will notify the Comptroller to return the deposits of all but the three lowest bidders. Within five days after the award, DSNY will notify the Comptroller to return the deposits of the remaining two unsuccessful bidders.

(b)                                                         If the successful bidder is obligated to submit payment and performance bonds DSNY will notify the Comptroller to return the bid of the successful bidder DSNY bee, within five days after the execution of the Contract and DSNY’s acceptance of the Contractor’s bonds, whichever occurs later.

(c)                                                          If the successful bidder is not obligated to submit payment and performance DSNY will notify the Comptroller to return the bid security of the successful bidder only after the amount retained under Article 6 of the Agreement equals the amount of the bid security.

(d)                                                         If DSNY rejects all bids, DSNY will notify the Comptroller to return the deposits of the three lowest bidders at the time of rejection.

28.                               Payment and Performance Bonds or Substitutes

28.1                                                   Performance Bond. If required in Schedule A (attached as part of Module E), the successful bidder must, prior to or at the time of the execution of the contract, deliver to the City an executed bond in form prescribed in these solicitation documents to secure the faithful performance and completion of

A2-11

the contract. The surety issuing the performance bond, and the form of the performance bond, are subject to the approval of the Comptroller and DSNY. The performance bond must be in the amount set forth in Schedule A.

28.2                                                   Payment Bond. If required in Schedule A (attached as part of Module E), the successful bidder must, prior to or at the time of the execution of the contract, deliver to the City an executed payment bond in form prescribed in these solicitation documents as security for the payment for all persons performing Labor or furnishing materials in connection with the contract.  The surety issuing the payment bond, and the form of the payment bond, are subject to the approval of the Comptroller and DSNY. The payment bond must be in the amount set forth in Schedule A.

28.3                                                   Power of Attorney in Connection with Payment and Performance Bonds. Attorneys in fact who sign performance or payment bonds must file with each bond a certified copy of their power of attorney to sign the bond.

28.4                                                   Deposits of Money or Specified Obligations in Lieu of Payment and Performance Bonds. In lieu of a performance or payment bond, the successful bidder may deposit with the Comptroller money or an obligation of the City of New York, which the Comptroller shall approve as of equal value with the amount of the bond or bonds required in the Schedule of Bonds and Liability Insurance.

(a)                                                          The Comptroller may sell and use the proceeds of the money or obligations specified in Section 32.1 for any purpose for which the principal or surety on such bond would be liable under the terms of the contract. If money is deposited with the Comptroller, the successful bidder shall not be entitled to receive interest on such money from the City.

(b)                                                         Whenever the successful bidder deposits money in lieu of a performance or payment bond, the deposit may be in the form of a bank check or certified check payable to the New York City Sanitation Department in the amount specified in the Schedule of Bonds and Insurance.

29.                               Failure to Execute Contract

If the successful bidder fails to execute the contract and to furnish any required security and insurance within 10’ days after notice of the award of the contract:

29.1                                                   the City will retain the successful bidder’s bid deposit (or so much of it as shall be applicable to the amount of the contract award); and

29.2                                                   the successful bidder shall be liable for, and hereby agrees to pay on demand, the difference between the price bid and the price for which the contract shall subsequently be awarded, including the cost of any required reletting and less the amount of such deposit.

A2-12

29.3                                                   No plea of mistake in the bid that DSNY has accepted shall be available to the bidder either (a) for the recovery of the deposit on the accepted bid; or (b) as a defense to any action based upon the accepted bid.

30.                               Financial Qualifications

30.1                                                   DSNY may require any bidder or prospective bidder to furnish all books of account, records, vouchers, statements or other information concerning the bidder’s financial status for examination as DSNY may require to ascertain bidder’s responsibility and capability to perform the contract.

30.2                                                   If the bidder fails or refuses to supply any of the documents or information set forth in Section 34.1 or fails to comply with any of the requirements of Section 34.1, DSNY may reject the bid.

31.                               Division of Labor Services

31.1                                                   Who Must File a Complete Employment Report:

(a)                                                          In accordance with Executive Order No. 50 (1980) as modified by Executive Order No. 108 (1986), filing a completed Employment Report is a requirement of doing business with the City of New York.

(1)                                                                      The bidder has been identified as the lowest bidder for a supply or service contract or his proposal for supplies or services has been accepted;

(2)                                                                      The contract value exceeds $50,000; and

(3)                                                                      The bidder’s firm employs 50 or more people.

(b)                                                         Each successful bidder must file an Employment Report if he meets each of the three conditions shown above.

(c)                                                          In addition, subcontractors, suppliers, or vendors performing on the contract who meet the conditions set forth in Sections 35.1 (a) and Section 35.1(b) also must file an Employment Report.

(d)                                                         The Employment Report is included in the solicitation package. Upon request, DSNY will send a copy to the low bidder under separate cover. The bidder should read the Instructions for a Supply and Service Contractors Employment Report carefully.

31.2                                                   Who Must File a “Less Than 50 Employees” Certificate:

(a)                                                          A successful bidder whose contract value exceeds $50,000 may submit only a “Less Than 50 Employees Certificate” when at all of its facilities it employs fewer than 50 employees.

A2-13

(b)                                                         A subcontractor, vendor or supplier that holds a subcontract that exceeds $50,000 may submit only a “Less Than 50 Employees Certificate” when at all of its facilities it has fewer than 50 employees.

32.                               Applicability of the Procurement Policy Board Rules

This Invitation for Bids is subject to the PPB Rules as amended. In the event of a conflict between the PPB Rules and a provision of this Invitation for Bids, the PPB Rules take precedence.

33.                               Pricing

Prior to bid award and at DSNY’s request, the bidder must submit cost or pricing data to DSNY and formally certify that, to the best of its knowledge and belief, such cost or pricing data submitting is accurate, complete, and current as of a mutually determined specified date. The Agency Chief Contracting Officer shall retain the bidders certificate in DSNY contract file. If the bidder fails to submit the data required to support a price, then the Agency Chief Contracting Officer shall not allow the price.

34.                               Bid Sheets - Schedule of Prices

34.1                                                   The bidder must complete all forms included with Module B.

Exception: It is possible that at times the forms for bid bonds, performance bonds and payment bonds will be included in Module B, even though Schedule A, part of Module E, does not require such bonds. If Schedule A does not require any of this type of bonds, the bidder need not return the bid forms with it bid.

34.2                                                   If this is a unit price bid, DSNY has included in the Schedule of Prices the forms that the bidder must use for the unit price quotations, the projected total costs for the term of the contract, and amount quotations.

34.3                                                   The bidder should direct any questions about the bid forms included in Module B to the contact person designated in Module A-1.

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MODULE B:

BID MATERIALS

THE BID

Information about the Bidder

Bidder Representation and Warranties

Schedule of Prices (for Unit Price Contracts only)

Bid Sheet and Signature Page

Bidder’s Affidavit (must be notarized)

Affirmation of Non-Debt (Tax Affirmation)

Bid Bond Form (when applicable)

CITY OF NEW YORK
DEPARTMENT OF SANITATION

INVITATION FOR BIDS

ON A

SERVICE AND SUPPLY CONTRACT

THE BID DOCUMENT PACKAGE

(contains)

Information for Bidders (Module “A”)

Bid Forms (Module “B”)

Scope of Work - Detailed Specifications (Module “C”)

Terms of Agreement (Module “D”)

Schedule A, Insurance Requirements & Bond Forms (Module “E”)

Attachments (Module “F”)

For Furnishing all Labor and Material necessary and required for:

Export Of Municipal Solid Waste From
The Borough of Brooklyn (2003)
(Phase II/IV-A)

PIN: 82703WD00036

Notice

Before bidding, bidders must satisfy themselves by personal examination of the Plans, Specifications, Agreement and location of the proposed work and by such other means as they may prefer; as to the nature and extent of the work required, and they must determine for themselves, and allow for all difficulties which may be encountered in the prosecution of the work.

FAILURE TO COMPLETE THE BID IN DETAIL MAY RESULT IN ITS REJECTION.

THE CITY OF NEW YORK DEPARTMENT OF SANITATION BID
FOR FURNISHING ALL LABOR AND MATERIAL NECESSARY AND REQUIRED FOR:

EXPORT OF MUNICIPAL SOLID WASTE FROM THE BOROUGH OF BROOKLYN

PIN#: 82703WDOQQ36

Name of Bidder:           IESI NY Corporation

Tel #:                  201-437-5200                            Fax#:                    201-437-5300

Bidder is: Check one:  ☐ Individual     ☐ Partnership                      ☒ Corporation           ☐ Joint Venture

Tax Payers ID # of Bidder:     13-3960687

Residence of Bidder [If Individual]:

Place of Business of Bidder:            2 Commerce Street, Bayonne, NJ 07002

Date of Bid:       2/4/03

(If Bidder is a Partnership or a Joint Venture, fill in the following Blanks)

Name of Partners or Joint Venturers	Residence of Partners or Joint Venturers

(If Bidder is a Corporation, fill in the following Blanks)

Organized under the Laws of the State of:                    Delaware

Name and Home Address of President:                                  Charles Flood

6325 Mesa Ridge Drive, Fort Worth, Texas 76137

Name and Home Address of Secretary: Tom Fowler

1303 Briar Ridge, Keller, Texas 76248

Name and Home Address of Treasurer:  Thomas J. Cowee

6304 Regiment Place, Colleyville, Texas 76034

BIDDER REPRESENTATIONS AND WARRANTIES

Each of the above-named bidders hereby certifies, affirms, and declares:

1.                                       This bidder is of lawful age and the only one interested in this bid; and that no person, corporation, or organization other than herein above named has any interest in this bid or in the contract proposed to be taken.

2.                                       This bidder and each person signing on this bidder’s behalf do hereby certify, under penalty of perjury, that to the best of each of such person’s knowledge and belief:

The prices in this bid has been arrived at independently without collusion, consultation, communication, or agreement for the purpose of restricting competition, as to any matter relating to such price with any other bidder or with any competitor or potential competitor; and

Unless otherwise required by law, the prices quoted in this bid have not been knowingly disclosed by such person and will not knowingly be disclosed by such person prior to bid opening, directly or indirectly, to any other bidder or to any competitor; and

Such person has made and will make no attempt to induce any other person, corporation, or organization to submit or not to submit a bid for the purpose of restricting competition; and

No councilman or other officer or employee or person whose salary is payable in whole or in part from the City Treasury is directly or indirectly interested in this bid, or in the supplies, materials, equipment, work or labor to which it relates, or in any of the profits thereof; and

This bidder is not in arrears to the City of New York upon any debt, contract, or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York or the State of New York, nor is there any proceeding pending relating to the responsibility or qualification of this bidder to receive public contracts.

3.                                       This bidder has inspected the site where the services are to be performed and is satisfied as to all general and local conditions that may affect the cost of performance of the contract.

4.                                       This bidder has examined all parts of this Invitation for Bids, including but not limited to the Agreement and the terms and conditions thereof, and if the bid is accepted as submitted, this bidder shall execute the Agreement as set forth herein.

5.                                       This bidder is duly licensed to do business in each of the City of New York and the State of New York and holds or agrees to obtain all necessary permits and other authorizations required by law or regulation for the performance of the bid contract.

6.                                       This bidder’s attention has been specifically drawn to the equal employment provisions of the bid contract and this bidder warrants that it will comply with all the terms and provisions prescribed therein.

7.                                       This bidder executes this document expressly warranting and representing that should this bid be accepted by the City and the contract awarded him, he and his subcontractors engaged in the performance:

•                  will comply with the provisions of Section 6-108 of the Administrative Code of the City of New York and the nondiscrimination provisions of Section 220 and 230 of the New York State Labor Law as more expressly and in detail set forth in the contract form;

•                  has complied with the provisions of the aforesaid laws since their respective effective dates; and

•                  will post notices, to be furnished by the City, setting forth the requirements of the aforesaid laws in prominent and conspicuous places in each and every plant, factory, building and structure where employees engaged in the performance of the contract can readily review it, and will continue to keep such notices posted until the supplies, materials and equipment, work, labor and services required to be furnished or rendered by the Contractor have been finally accepted by the City.

8.                                       This bidder has visited and examined the site of the work and has carefully examined the site of the work and has examined the contract in the form approved by the Corporation Counsel, and will execute the contract and perform all its items, covenants and conditions, and will provide, furnish and deliver all work, material, supplies, tools and appliances for all labor and materials necessary or required for the hereinbefore named work, all in strict conformity with the contract, in accordance with the schedule of prices annexed hereto.

9.                                       This bidder shall not utilize tropical hardwoods as defined in Section 167-b of the State Finance Law in the performance of this contract except as expressly permitted by the foregoing provisions of law.

10.                                 This bidder, as an individual, as a member, partner, director, or officer of the bidder, if the same be a firm, partnership, or corporation, executes this document expressly warranting that he will comply with all provisions in the Agreement and in the Scope of Work / Detailed Specifications with respect to the provision of records.

11.                                 The bidder has visited and examined the site of the work, has carefully examined the Contract in the form approved by the Corporation Counsel, and will execute the Contract and performs all its items, covenants, and conditions, and will provide, furnish and deliver all the work, materials, supplies, tools and appliances for all labor and materials necessary or required for the Contract work, all in strict conformity with the Contract and in accordance with the following:

(a)                                                          For Contracts with individual bid items:

(1)                                                          the UNIT PRICE set forth below for each individual bid item for which a unit price has been requested; and

(2)                                                          the LUMP SUM BID PRICE set forth below for each individual bid item for which a lump sum price, but no unit price, has been requested;

(b)                                                         For Contracts where a single Lump Sum Amount has been requested without individual bid items, the TOTAL BID PRICE FOR ALL CONTRACT WORK.

When the Contract work has been broken down into individual bid items, the TOTAL BID PRICE FOR-ALL CONTRACT WORK is the sum of the Total Bid Amounts for the individual bid items and will be used for bid evaluation purposes only. It is not a lump sum amount to be paid for performing the Contract work.

New York City Department of Sanitation

Export of Municipal Solid Waste from the Borough of Brooklyn

BID SHEET AND SIGNATURE PAGE.
(WITH MANDATORY CHECKOFF ITEMS)

A.                                   Instructions for the completion of the bid sheet.

*                                         The price entered adjacent to the Price Per Ton shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste (“M.S.W.”).

**                                  The number of tons entered adjacent to the Maximum Deliverable Tonnage of Municipal Solid Waste per Day shall be the maximum number of tons of M.S.W. that the Bidder will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

***                           The Bidder shall insert the name of Putrescible Solid Waste Transfer Station or Solid Waste Management Facility at which the Bidder will accept M.S.W. from the City at its bid price.

Price Per Ton*	$74.90
Maximum Deliverable Tonnage of Municipal Solid Waste Per Day**	500	Tons
Putrescible Solid Waste Transfer Station or Solid Waste Management Facility***	577 Court Street Brooklyn, NY 11231

B.                                     By signing this bid, the bidder agrees that the Burma Provisions constitute material provisions of this Contract ☒ Yes   ☐ No (Check one of these choices)

C .                                  By signing this bid, the bidder agrees that the MacBride Provisions constitute material provisions of this Contract ☒ Yes   ☐ No (Check one of these choices).

Bidder:	IESI NY Corporation
By:	Edward L. Apuzzi
(Signature of partner, corporate officer, or individual bidder)
Title:	Vice President
The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

For Corporations Only:

Attestation:

(	Corporate	)
(	Seal	)	Secretary of Corporate Bidder

BIDDER AFFIDAVIT

STATE OF New Jersey

SS:

COUNTY OF Hudson

Edward L. Apuzzi, being duly sworn, says:
(Choose only one of the following three options; check box and complete)

☒                                    Corporation Bidder:

I am the Vice President of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at 17 Harvest Drive, Plainsboro, New Jersey 08536

I have knowledge of several matters stated in the bid, and they are in all respects true.

☐                                    Partnership or Joint Venture (Unincorporated Organization)

I am a member of                                       , the partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

☐                                    Individual Bidder:

I am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.

(Signature of the person w oed the bid)
Print Name:	Edward L. Apuzzi
Print Title:	Vice President
Subscribed and sworn to before me this 29th day of January, 2003

Notary Public

AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

The undersigned proposer or bidder affirms and declares that said proposer or bidder is  not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as  surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

Full name of Proposer or Bidder	IESI NY Corporation
Address 2 Commerce Street
City Bayonne	State New Jersey	Zip Code 07002

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

☐                                    A - Individual or Sole Proprietorship(1)

SOCIAL SECURITY NUMBER

☐                                    B - Partnership, Joint Venture or other unincorporated organization

EMPLOYER IDENTIFICATION NUMBER

☒                                    C - Corporation

EMPLOYER IDENTIFICATION NUMBER      13-3960687

By:
Signature

Vice President
Title
If a corporation place seal here.
Must be signed by an officer or duly authorized representative.

(1)  Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder’s disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

BID BOND FORM INSTRUCTIONS

1.                                       Please examine Schedule A of the General Conditions to see if bid security if required.

2.                                       If bid security is required, and the bidder will use a bid bond from a surety to fulfill the bid security requirement, the bid bond form on the following pages shall be used.

3.                                       Each executed bid bond shall be accompanied by:

A.                                                           Appropriate acknowledgment of the respective parties;

B.                                                             Appropriate duly certified copy of Power of Attorney or other representative of Principal or Surety;

C.                                                             A duly certified extract from By-laws or Resolution of Surety under which Power of Attorney or other certificate of authority of its agent, officer or representative was issued; and

D.                                                            A duly certified copy of the latest published financial statement of assets and liabilities of Surety.

4.                                       Affix Acknowledgments and Justification of Sureties.

FORM OF BID BOND

KNOW ALL MEN BY THESE PRESENTS. that we,                                                     hereinafter referred to as the “PRINCIPAL”, and                                                     hereinafter referred to as the “SURETY” are held and firmly bound to THE CITY OF NEW YORK, hereinafter referred to as the “CITY”, or to its successors and assigns, in the penal sum of                                                                                                                                  ($                                                    ) Dollars, lawful money of the United States, for the payment of which said sum of money well and truly to be made, we, and each of us, bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

WHEREAS, the Principal is about to submit (or has submitted) to the City the accompanying proposal, hereby made a part hereof, to enter into a contract in writing for

NOW, THEREFORE the conditions of this obligation are such that if the Principal shall not withdraw said Proposal without the consent of the City for a period of forty-five (45) days after the opening of bids and, in the event of acceptance of the Principal’s Proposal by the City, if the Principal shall:

A.                                   Within ten (10) days after notification by the City, execute in triplicate and deliver to the City all the executed counterparts of the contract in the form set forth in the contract Documents, in accordance with the proposal as accepted, and

B.                                     Furnish a performance bond and separate payment bond, as may be required by the City for the faithful performance and proper fulfillment of such Contract, which bonds shall be satisfactory in all respects, and

C.                                     In all respects perform the agreement created by the acceptance of said Proposal as provided in the Instructions to Bidders, bound herewith and hereby made a part hereof, or if the City shall reject the aforesaid Proposal, then this obligation shall be null and void; otherwise to remain in full force and effect.

In the event that the Proposal of the Principal shall be accepted and the Contract be awarded to him the Surety hereunder agrees, subject only to the payment by the Principal of the premium therefore, if requested by the City, to write the aforementioned performance and payment bonds in the Contract Documents.

It is expressly understood and agreed that the liability of the Surety for any and all claims hereunder shall in no event exceed the penal amount of this obligation as herein stated.

There shall be no liability under this bond if in the event of the acceptance of the Principal’s Proposal by the City, either a performance bond or a payment bond, or both, shall not be required by the City on or before the 30th day after the date on which the City signs the Contract.

The Surety, for value received, hereby stipulates and agrees that the obligations of the Surety and its bond shall in no way be impaired or affected by any postponements of the date upon which the City will receive or open bids, or by any extending of the time within which the City may accept the Principal’s Proposal, or by any waiver by the City of any of the requirements of the Information for Bidders; and the Surety hereby waives notice of any such postponements, extension, or waivers.

IN WITNESS WHEREOF, the Principal and the Surety have hereunto set their hands and seals and such of them as are corporations have caused their corporate seals to be hereto affixed and these presents to be signed by their proper officers the                            day of                  ,

(Seal)		(L.S.)
Principal
By:

(Seal)		(L.S.)
Surety
By:

(Seal)
(L.S.)
Surety
By:

ACKNOWLEDGMENT OF PRINCIPAL IF A CORPORATION

State of
SS:
County of

On this        day of                           ,                      , before me personally came                                 to me known, who, being by me duly sworn, did depose and say that he resides at                                                                 that he is the                                                  of                                            , the corporation described as such in and which executed the foregoing instrument that he knows the seal of said corporation; that one of the seals affixed to said instrument; is such seal; that it was so affixed by order of the directors of said corporation, and that he signed his name thereto by like order.

Subscribed and sworn to before me this day of ,

Notary Public

ACKNOWLEDGMENT OF. PRINCIPAL IF A PARTNERSHIP OR A JOINT VENTURE

State of )
ss:
County of )

On this            day of                   ,              before me personally appeared                                     to me known and known to me to be one of the members of the partnership or joint venture                          described as such in and who executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said partnership or joint venture.

Subscribed and sworn to before me this day of ,

Notary Public

ACKNOWLEDGMENT OF THE PRINCIPAL IF AN INDIVIDUAL

State of )
ss:
County of )

On this            day of                   ,               before me personally appeared                                     to me known and known to me to be the person described in and who executed the foregoing instrument and he acknowledged that he executed the same.

Subscribed and sworn to before me this day of ,

Notary Public

Export of Municipal Solid Waste From the Borough of Brooklyn

Module C: Detailed Specifications

Note:  In the event of a conflict between the Supply and Service Agreement (Module D), and Detailed Specifications (Module C), the terms and conditions of the Detailed Specifications shall govern.

NYC Department of Sanitation
Export of Municipal Solid Waste From the Borough of Brooklyn
Detailed Specifications

I. DESCRIPTION OF THE PROJECT, AND THE NEW YORK CITY DEPARTMENT OF SANITATION’S OPERATIONS
1.1	Introduction
1.2	Definitions
1.3	Description of DSNY’s Operations
II. DETAILS FOR BIDDERS
2.1	Bidder Qualifications and Experience
2.2	Contract Term
2.3	Contract Award
III. DESCRIPTION OF MSW PROCESSING
3.1	General Description
3.2	Transfer Station and Solid Waste Management Facility Operations .
3.3	Weigh Scales and the Weighing of MSW at a Transfer Station
3.4	Disposal Facility Operations
3.5	Transporting MSW to a Disposal Facility
3.6	General Operations Requirements
IV. ITEMS TO BE SUBMITTED BY BIDDERS
4.1	The Bid Package
4.2	Bid Support Materials
4.3	Items to be Submitted after Receipt of Notice of Award
4.4	Changes After Contract Award
V. PAYMENT INFORMATION
5.1	Payment
5.2	Liquidated Damages

Exhibit I

Maps Showing a Radius of 50 Miles From the Egress Points Designated by the City of New York
Exhibit 2	DSNY’s Transportation Model
Exhibit 3	DSNY’s Collection Vehicle Dimensions
Exhibit 4	Tables and Charts Showing the Variations in Tonnage Delivered to the Private Transfer Stations During Fiscal Year 2002.
Exhibit 5	Delivery Data
Exhibit 6	Delivery Receipt
Exhibit 7	Contractor’s invoice

C-i

I.                                         DESCRIPTION OF THE PROJECT, AND THE NEW YORK CITY DEPARTMENT OF SANITATION’S OPERATIONS

1.1                               Introduction

The New York City Department of Sanitation (“DSNY”) is seeking to award one or more contracts to qualified firms (“Contractors”) who shall provide all of the labor, materials, equipment, transport, facilities, and resources necessary and required to accept, process, transport, and dispose of a minimum of 100 tons per day (“TPD”) of municipal solid waste (“MSW”) collected by DSNY and its authorized representatives in the borough of Brooklyn.  DSNY anticipates awarding more than one contract under this solicitation.

The qualified Contractors shall:

own, operate, or have an agreement with the owner and the operator to use:  (a) a putrescible solid waste transfer station (“Transfer Station”) located within the borough of the City of New York (the “City”) within which the MSW is collected; or (b) a solid waste management facility (“Solid Waste Management Facility”) located outside of the City, no more than 50 miles from the egress points from the City designated in Exhibit 1, which will accept MSW collected by DSNY or its authorized representatives in Brooklyn; and

accept, process, transport, and dispose of the MSW at permitted, licensed or otherwise authorized disposal facilities (“Disposal Facilities”) which are located outside of the City which are either owned and operated by the bidder, or have an agreement between the owner and the operator, and the bidder for use of the Disposal Facility.

Any agreement between the bidder and the owner and the operator of a Transfer Station or Solid Waste Management Facility, or Disposal Facility shall be for the term of the contract that DSNY may award to the bidder(s) under this solicitation and any extensions thereof.  A Transfer Station located within the City shall have all of the permits required by the State of New York and the City, and one located outside of the City shall have all of the permits, licenses and authorizations (“Permits and Authorizations”) required by the state and locality within which it is located.  All permits and or authorizations shall be valid as of the bid opening date.

A Contractor may own or operate the Transfer Station, the Solid Waste Management Facility, a Disposal Facility or an MSW transporter, or it may perform one of these functions and subcontract the others.  The Contract(s) to be awarded will be for a term of three years with an option to extend the Contract, at DSNY’s discretion, for two additional terms of up to one year each.

Besides meeting all of the requirements set forth in the Detailed Specifications, each Transfer Station, Solid Waste Management Facility and Disposal Facility shall comply with all of the applicable federal, state and local laws, rules, and regulations concerning Transfer Stations, Solid Waste Management Facilities, and Disposal Facilities.  Each transporter of MSW shall comply with all of the applicable federal, state and local laws, rules and regulations governing the transport of MSW.

Each bidder may submit more than one bid in response to this solicitation.  However, in each bid submitted the bidder shall submit only one bid for each Transfer Station or Solid Waste Management Facility that it designates for the acceptance of MSW in each bid submitted in response to this solicitation.  DSNY will reject as non-responsive all bids other than the bid setting forth the lowest Price per Ton submitted by a bidder designating the same Transfer Station or Solid Waste Management Facility for the acceptance of MSW.

1.2                               Definitions

When used in the Detailed Specifications the capitalized terms set forth hereinafter shall have the following meaning:

1.2.1                                                City shall mean the City of New York.

1.2.2                                                City Holiday shall mean New Year’s Day; Lincoln’s Birthday; President’s Day, Memorial Day; Independence Day; Labor Day; Columbus Day; Election Day; Veteran’s Day; Thanksgiving Day, and Christmas Day.  Whenever two City Holidays occur during the same week, DSNY may, at its discretion, engage in collection operations on the day of the second City Holiday (e.g., when Election Day and Veteran’s Day occur during the same week, DSNY may engage in collection operations on Veteran’s Day).

1.2.3                                                CEQR shall mean the City of New York Environmental Quality Review as amended.

1.2.4                                                Collection Vehicle shall mean a vehicle used by DSNY or its authorized representatives to collect MSW.

1.2.5                                                Container shall mean a container in which MSW will be transported by barge, rail car, or truck from a Transfer Station or Solid Waste Management Facility to a Disposal Facility.

1.2.6                                                Contract shall mean the contract awarded by DSNY to the Contractor pursuant to this Invitation for Bids.

1.2.7                                                Contractor shall mean the qualified responsive and responsible bidder to which the Contract is awarded.

1.2.8                                                Delivery Information shall mean all of the information about a delivery of MSW to a Transfer Station or Solid Waste Management Facility required to be included on a Delivery Receipt.

1.2.9                                                Delivery Receipt shall mean DSNY Forms DS66 and DS66A, the documents on which all of the information about the delivery of a load of MSW by a Collection Vehicle to a Transfer Station or Solid Waste Management Facility is recorded.

1.2.10                                          Disposal Facility shall mean a facility to which the bidder transports the putrescible solid waste received at a Transfer Station or Solid Waste Management Facility for final disposal.

1.2.11                                          Exhibit shall mean an Exhibit to the Detailed Specifications

1.2.12                                          Fiscal Year shall mean the time period from July 1st through June 30th of the following year, for example, Fiscal Year 2002 covers the time period from July 1st 2001 through June 30th 2002.

1.2.13                                          Host Community Agreement shall mean an agreement between the owner and operator of a Disposal Facility and a state or locality authorizing the Disposal Facility to operate and accept MSW regardless of origin.

1.2.14                                          Letter of Intent shall mean a letter from the owner and the operator of a Transfer Station, a Solid Waste Management Facility, a Disposal Facility, or a transporter to the bidder expressing both the owner’s and the operator’s commitment to the bidder with respect to the handling of MSW which shall:

a.                                                               Expressly state that the owner and operator will accept MSW, or transport it from the City;

b.                                                              Include all of the conditions and restrictions which may be imposed upon the acceptance or transport of MSW from the City either by the owner and the operator, or by any regulatory agency or authority which has jurisdiction over the Transfer Station, Solid Waste Management Facility, Disposal Facility, or the transporter;

c.                                                               State the daily tonnage of MSW that the owner and the operator anticipate accepting during the term of the Contract and any extensions thereof;

d.                                                              Identify all of the regulatory agencies and authorities to which the Transfer Station, Solid Waste Management Facility, Disposal Facility, or the transporter is subject; and

e.                                                               Identify the specific language in its Permits and Authorizations and, if applicable, Host Community Agreement which authorizes the owner and the operator to accept MSW from the City.

1.2.15                                          MSW shall mean municipal solid waste.

1.2.16                                          DSNY shall mean the New York City Department of Sanitation.

1.2.17                                          Operations Plan shall mean a plan which describes in detail how the bidder will manage each shipment of MSW.

1.2.18                                          Order to Commence Work shall mean the document that DSNY sends to a Contractor directing it to commence work under the Contract.

1.2.19                                          Permits and Authorizations shall mean all of the permits, licenses and other authorizations required from any federal, state or local government, agency or authority as a condition for the operation of a Transfer Station, Solid Waste Management Facility or Disposal Facility, or for the transport of MSW.

1.2.20                                          PPB shall mean the New York City Procurement Policy Board.

1.2.21                                          Price per Ton shall mean the amount that DSNY will pay the Contractor for the acceptance, processing, transport, and disposal of each ton of MSW delivered by a Collection Vehicle to the Contractor’s Transfer Station or Solid Waste Management Facility.

1.2.22                                          Recyclables shall mean certain recyclable materials including but not limited to paper, corrugated cardboard, and metal containers that are designated for collection by the DSNY under a separate program pursuant to the provisions of the New York City Administrative Code as amended.

1.2.23                                          Section shall mean a section of the Detailed Specifications, unless the context in which the term “Section” is used clearly identifies a different document.

1.2.24                                          SEQR shall mean the State of New York Environmental Quality Review Act as amended.

1.2.25                                          Solid Waste Management Facility shall mean a solid waste management facility located outside of the City of New York, no more than 50 miles from the egress points from the City designated in Exhibit 1, at which putrescible solid waste is received either for the purpose of subsequent transfer to another location for final disposal, or for final disposal.  A Solid Waste Management Facility which accepts MSW for final disposal shall not transfer the MSW to another location for final disposal in the absence of an Act of God.

1.2.26                                          TPD shall mean tons per day.

1.2.27                                          Transfer Station shall mean a solid waste management facility at which putrescible solid waste is received for the purpose of subsequent transfer to another location for final disposal.

1.2.28                                          Transportation Model shall mean DSNY’s transportation cost model, a summary of which is attached to the Detailed Specifications as Exhibit 2.

1.2.29                                          USEPA shall mean the United States Environmental Protection Agency.

1.2.30                                          Weigh Scale shall mean a scale located at a Transfer Station, or a Solid Waste Management Facility.

1.2.31                                          Weigh Scale Computer shall mean a computer that obtains weight readings directly from a Weigh Scale, and is linked electronically to both the Weigh Scale and the DSNY’s mainframe computer.

1.2.32                                          Weigh Scale Malfunction shall mean that a Weigh Scale or a Weigh Scale Computer does not operate in accordance with its specifications, or otherwise fails to operate in accordance with the requirements of this Contract.

1.3                               Description of DSNY Operations.  The following information is for illustrative purposes only.  The actual deliveries of MSW to a Transfer Station or Solid Waste Management Facility may vary from these quantities and frequencies.

1.3.1                                                Citywide Operations.  DSNY collects refuse from residences, other City Agencies, and certain not-for-profit institutional facilities throughout the City, which, for administrative purposes, DSNY subdivides into 59 districts.  Eighteen of these districts are in the borough of Brooklyn.  During Fiscal Year 2002 DSNY collected from the 18 Brooklyn districts approximately 4,000 TPD.

Cleaning and collection operations generally occur on an eight hour day, two worker shift.  The operation takes place six days per week, two or three times per collection site, depending upon the location.  For each shift, there are one or more loads of MSW per vehicle.  Generally, DSNY does not engage in cleaning and collection operations on Sundays and City Holidays.  From the second Monday in April until the conclusion of the second Saturday in November, this shift begins at 6 a.m.  During the rest of the year this shift begins at 7 a.m.; at that time DSNY spreads collection operations over three eight hour shifts in order to maintain personnel coverage around the clock in the event of an Act of God such as a hurricane or snow emergency which causes it to abandon its collection operations.

DSNY or its authorized representatives collect this MSW in four types of vehicles: packer trucks, front-loading collection trucks, hoist-fitted chassis vehicles, and roll-on, roll-off container vehicles.  Packer trucks are rearloading having one or more compartments which are primarily used for waste collected from garbage cans and bags placed at curbside.  Frontloading collection trucks have mechanical arms to lift and unload bins into the top of the vehicle, and hoist-filled chassis vehicles have a hoist and unloading mechanism mounted on the frame for the unloading of the bins.  Roll-on, roll-off container vehicles carry 10 to 40 cubic yard containers that are dumped mechanically.  During Fiscal Year 2002 the Department had a total of approximately 1,700 Collection Vehicles dedicated to collection operations (exclusive of the Department’s recycling operations).  A chart that provides the dimensions of DSNY’s Collection Vehicles is attached as Exhibit 3.

Each Collection Vehicle delivers its load to privately owned putrescible Solid Waste Management Facilities located in Brooklyn, Bronx, Queens, Long Island and New Jersey.  Currently, approximately 60% of the daily loads are dumped during the eight hour collection shift, and 40% of the loads are relayed to the dumping location by a single Sanitation Worker on a subsequent shift.  The factors determining whether a load is dumped on a shift include the distance from the route to the dump location, and the time available to dump a truck on shift.

1.3.2                                                Brooklyn Operations.  DSNY and its authorized representatives currently deliver approximately 4,000 tons per day of MSW to privately owned putrescible transfer facilities.  Attached as Exhibit 4 are the tables and charts showing the variations in tonnage in Department collected MSW delivered to the private transfer stations during Fiscal Year 2002.  At present, the private transfer facilities are open to receive deliveries of MSW during three shifts, i.e., 24 hours a day, Monday through Saturdays.  The transfer facilities are closed on Sundays, and on City Holidays observed by DSNY.

II.                                     DETAILS FOR BIDDERS

2.1.                            Bidder Qualifications and Experience.

2.1.1                                                Operating Authorizations.

2.1.1.1                                       As of the bid opening date, the Transfer Station or Solid Waste Management Facility shall have received all of the Permits and Authorizations required to accept MSW collected by DSNY and its authorized representatives.

2.1.1.2                                       Disposal Facilities shall have all of the Permits and Authorizations, and a Host Community Agreement, if such an agreement is required, or such other authorizations as may be required to accept MSW from the City as of the bid opening date.

2.1.1.3                                       The bidder shall obtain all of the Permits and Authorizations required for the modes of transport for the MSW by the date set forth for the commencement of the Contract in DSNY’s Order to Commence Work.

2.1.2                                                Bidder’s Experience.  At a minimum, each bidder, or a principal of the bidder shall have three years of experience in the acceptance, processing, transportation, or disposal of MSW.  The bidder, a principal of the bidder, or a subcontractor shall also have not less than three years of experience in the mode of transportation (i.e., barge, rail, or truck) which the bidder plans to use for transporting MSW to Disposal Facilities.  As used in this Section, the term “principal of the bidder” shall mean a person who owns 10% or more of the stock of the bidder, or who serves as a full time officer of the bidder with an agreement of employment that has a period of duration of at least one year from the date of, the bid opening.  If the bidder is a joint venture or partnership, then the experience of the joint venture or partnership may be determined by ascertaining whether either of the constituent entities or a partner satisfies this requirement, or if any principal of such constituent entities satisfies this requirement.

2.1.3                                                Fitness and Integrity.  Each bidder, each subcontractor, and all of their affiliates, as defined in the Mayor’s Office of Contracts “Vendors Guide to VENDEX” (attachment “F” Module), shall meet all of the standards with respect to responsibility, fitness and integrity set forth in the PPB Rules, and those which may be established by the New York City Business Integrity Commission and the New York City Department of Investigation.

2.2                               Contract Term.  All Contracts awarded pursuant to this solicitation shall be for a term of three years commencing on the date set forth in DSNY’s Order to Commence Work.  DSNY, at its sole option and discretion, may extend a Contract for two additional terms of up to one year each.  All of the terms and conditions of the Contract shall apply throughout any and all extensions.  If DSNY decides to exercise its option to extend the Contract, DSNY will notify each Contractor of its decision not less than 30 days prior to the expiration date of the Contract.

2.3                               Contract Award.

2.3.1                                                Appropriation of Funds.  If funds are not appropriated, or otherwise made available to support the continuation of services under this Contract in any fiscal period after the initial fiscal period, DSNY will either terminate the Contract, or continue it at a reduced funding level, and level of services.  Such action will not affect the rights of DSNY, the City, or the Contractor under any termination clause in the Contract.

2.3.2                                                Annual Adjustment to a Contract.  On the first anniversary of DSNY Order to Commence Work, DSNY will increase the Price per Ton by 2%.  On each subsequent anniversary, DSNY will increase the Price per Ton by 2% not compounded.

2.3.3                                                Least Total Cost.  To ensure that DSNY chooses the responsive and responsible bidder or bidders who offer the services sought through this solicitation at the least cost to the City, for allocation purposes DSNY will adjust the prices of all bids by DSNY’s cost of transporting the MSW to the Transfer Station or Solid Waste Management Facility as determined by DSNY’s Transportation Model which is described in Exhibit 2.  The Transportation Model takes into account factors such as the distance a Collection Vehicle will travel to the Transfer Station or Solid Waste Management Facility to deliver MSW, personnel costs, Collection Vehicle operating costs, the weight of MSW per Collection Vehicle, relay requirements, and tolls.

2.3.4                                                Transfer Station and Solid Waste Management Facility Capacity.  DSNY reserves the right to inspect each Transfer Station and Solid Waste Management Facility to verify that the Transfer Station or Solid Waste Management Facility is able to accept, process, transport, and dispose of the tonnage of MSW bid.  DSNY, in its sole discretion, reserves the right to reduce the tonnage that will be awarded to the bidder to an amount the DSNY reasonably believes that the Transfer Station or Solid Waste Management Facility will be able to manage, even if that tonnage is less than the amount bid by the bidder.

2.3.5                                                Disposal Facility Capacity.  DSNY reserves the right to inspect each Disposal Facility to verify that each facility is able to accept, process, and dispose of the tonnage of MSW that the Disposal Facility is designated to receive by the bidder in its bid.  DSNY, in its sole discretion, reserves the right to reduce the tonnage that will be awarded to the bidder to an amount the DSNY reasonably believes that the Disposal Facilities designated in the bid will be able to manage, even if that tonnage is less than the amount bid by the bidder.

2.3.6                                                Environmental Review.  In accordance with the CEQR and SEQRA process, (if applicable) DSNY will conduct an environmental review of the transport of MSW to and from the Transfer Stations and Solid Waste Management Facilities that the apparent responsive and responsible low bidder(s) have identified in its (their) bid(s).  The purpose of this review is to determine whether the acceptance of MSW by the Transfer Station or Solid Waste Management Facility may have a potentially significant adverse impact on the environment.  If an environmental review finds that an award of the tonnage bid by any bidder may have an adverse environmental impact, DSNY, in its sole discretion, reserves the right to reduce the tonnage that will be awarded to the bidder in order to avoid or mitigate such adverse impact on the environment.

2.3.7                                                Multiple Awards.  An award to more than one bidder may be necessary to obtain the total capacity of the required services.  The lowest cost responsive and responsible bidder shall be the bidder whose bid price, after the adjustments described in Sections 2.3.3 through 2.3.6, represents the lowest cost per ton to the City for disposal of MSW.  If the Transfer Station or Solid Waste Management Facility is determined after the adjustments described above to be the lowest cost responsive and responsible bidder for all or part of its maximum Deliverable Tonnage of MSW per Day and such tonnage is less than the daily TPD of MSW that DSNY may deliver pursuant to this solicitation, then DSNY will award Contracts to more than one bidder to achieve the capacity necessary to meet the City’s waste disposal needs under this solicitation.  If DSNY awards multiple Contracts, DSNY will allocate the difference between the Transfer Station or Solid Waste Management Facility capacity of the lowest cost responsive and responsible bidder and DSNY’s disposal needs in the overall best interest of the city as follows:

The next Contract will be awarded, to the next lowest cost responsive and responsible bidder for all or part of its maximum Deliverable Tonnage of MSW per Day whose bid price represents the next lowest cost per ton to the City for disposal of MSW.  This process will continue with a Contract award to each successive lowest cost responsive and responsible bidder until DSNY has allocated all of the MSW for which bids are sought pursuant to this solicitation.

III.                                 DESCRIPTION OF MSW PROCESSING

3.1                               General Description.  This solicitation seeks the services of one or more Contractors who (a) own, operate, or have an agreement with the owner and the operator for the use of a Transfer Station located in the City within the borough in which the MSW is collected, or a Solid Waste Management Facility located outside of the City, no more than 50 miles from the egress points from the City designated in Exhibit 1, which will accept MSW collected by DSNY and its authorized representatives; and (b) will accept, process, transport, and dispose of the MSW at permitted and authorized Disposal Facilities located outside of the City in accordance with all applicable federal, state and local laws, rules and regulations and the requirements of the Detailed Specifications for the term of the Contract and any extensions thereof.

3.2                               Transfer Station and Solid Waste Management Facility Operations

3.2.1                                                Transfer Station and Solid Waste Management Facility Requirements.  Each Transfer Station and Solid Waste Management Facility shall meet the requirements set forth hereinafter during the term of the Contract and any extensions thereof:

3.2.1.1                                       Accept a minimum of 100 TPD of MSW collected by DSNY and its authorized representatives in the borough of Brooklyn;

3.2.1.2                                       As of the bid opening date, the Transfer Station or Solid Waste Management Facility shall have received all of the Permits and Authorizations required by the state and locality in which the Transfer Station or Solid Waste Management Facility is located to accept the amount of MSW bid.

3.2.1.3                                       If not owned by the bidder, be the subject of an agreement between the owner and the operator, and the bidder that allows the bidder to use the Transfer Station or Solid Waste Management Facility for the acceptance of MSW collected by DSNY and its authorized representatives for the term of the Contract and any extensions thereof; and

3.2.1.4                                       Operate in compliance with all federal, state and local laws, rules and regulations to which it is subject.

3.2.2                                                Loads To Be Processed Per Hour.  The Transfer Station or Solid Waste Management Facility shall process a minimum number of Collection Vehicles per hour according to the following table.

Tonnage Amount Bid	Minimum Number of Collection Vehicles
100 to 1,000 tons per day	10 trucks per hour
1,001 to 2,000 tons per day	15 trucks per hour
2,001 to 3,000 tons per day	20 trucks per hour
Over 3,000 tons per day	25 trucks per hour

As used in this Section, and in the Detailed Specifications, the term “Processing a Collection Vehicle” shall mean weighing it in, unloading its contents, weighing it out, recording all computer data, and processing all required documentation.

At all times prior to the award of a Contract, DSNY has the right to verify that the Transfer Station or Solid Waste Management Facility is able to accept and manage the tonnage bid, and to reduce the amount to be awarded to any bidder to the amount that DSNY determines, in its discretion, that the Transfer Station or Solid Waste Management Facility is able to accept and manage.  After the award of a Contract, DSNY has the right at any time without notice to inspect the Transfer Station or Solid Waste Management

Facility and verify that the facility continues to be able to accept and manage the tonnage that was awarded to the Contractor, and DSNY may reduce the TPD of MSW delivered to the amount that DSNY reasonably believes that the Transfer Station or Solid Waste Management Facility is able to accept and manage.  In the event of such a reduction, the Contractor shall be liable to DSNY for all costs related to the delivery of MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, and DSNY’s personnel and transportation costs.

3.2.4                                                MSW Quantities Delivered to Transfer Stations and Solid Waste Management Facilities.  During the term of the Contract, DSNY estimates that it may deliver a minimum of approximately 100 TPD of MSW to the Transfer Station or Solid Waste Management Facility designated by a bidder, depending upon the amount awarded in the Contract, which will need to be transported to and disposed of at a Disposal Facility located outside of the City.  The tonnage set forth in the Detailed Specifications is an approximate quantity, and is used solely to provide a uniform basis for the comparison of the bids.  It is not to be considered as part of the Contract.

3.2.4.1                                       It is expressly understood that DSNY makes no representations or guarantees with respect to the tonnage and composition of MSW to ‘be delivered to any Transfer Station or Solid Waste Management Facility either on a daily basis, or an annual basis.

3.2.4.2                                       DSNY and its authorized representatives may deliver MSW on any calendar day, 24 hours per day, to the Transfer Station or Solid Waste Management Facility.  The Contractor shall accept all of the MSW delivered to it by DSNY and its authorized representatives for disposal.  DSNY may, at its sole discretion, waive this provision if there is no adverse operational impact, and DSNY and the Contractor agree on a day-to-day operating schedule for the Transfer Station or Solid Waste Management Facility of less than 24 hours per day.

3.2.4.3                                       The actual tonnage delivered to a Transfer Station or Solid Waste Management Facility on any given day will vary.  Peak tonnages, exceeding the daily average tonnages allocated to the Transfer Station or Solid Waste Management Facility by as much as 50% to 75%, can be expected to occur on certain days during Holidays weeks, during weeks following snow storms or other weather events, and on other occasions when regular DSNY collection is disrupted or altered for any reason.  Regardless the tonnage amount of its contract award, a Transfer Station or Solid Waste Management Facility must accept all the MSW that DSNY delivers, including peak tonnages, unless the tonnage of MSW that DSNY delivers exceeds the permitted capacity of the Transfer Station or Solid Waste Management Facility.

3.2.4.4                                       DSNY and its authorized representatives are not required to deliver any MSW to a Transfer Station or Solid Waste Management Facility on any given day, or at any time during the term of this Contract or any extensions thereof.  In its sole discretion, DSNY’s may cease delivery of MSW, at any time, for any reason, without prior notice.  If DSNY and its authorized representatives do not make any deliveries of MSW for at least 10 consecutive calendar days, the Contractor has no obligation to accept any further deliveries MSW unless and until DSNY provides the Contractor with one calendar day’s notice that DSNY and/or its authorized representatives will resume delivery of MSW.

3.2.4.5                                       Notwithstanding the provisions of Section 3.2.4.4, from 12 hours following the Contractor’s receipt of notice from DSNY an Act of God that results in DSNY’s abandonment of its collection operations to address the condition created by such Act of God including but not limited to a weather emergency such as a snow emergency or a hurricane until the earlier of: (a) 30 days after the cessation of the Act of God, or (b) the date identified in DSNY’s notice to the Contractor as the date upon which such deliveries pursuant to such Act of God (any such delivery, an “Act of God Delivery”) may cease the DSNY may deliver and the Transfer Station or Solid Waste Management Facility shall accept an Act of God Delivery on any calendar day, 24 hours per day, including Sundays and City Holidays. DSNY may, at its sole discretion, waive this provision if there is no adverse operational impact.

3.2.4.6                                       A change in the amount of MSW delivered to any Transfer Station or Solid Waste Management Facility shall not change the Price per Ton that DSNY shall pay the Contractor.

3.2.5                                                Transfer Station and Solid Waste Management Facility Testing Period.  During a 30 day period preceding full operation, DSNY reserves the right without penalty to phase-in its deliveries by delivering quantities of MSW that are less than the tonnage awarded to the Contractor.  In DSNY’s sole discretion, it may extend this testing period for up to an additional 30 days.

3.2.6                                                Title to MSW.  Title to, and risk of loss of MSW shall pass to the Contractor upon its acceptance of the MSW.  Acceptance of MSW shall be deemed to occur when the MSW is dumped on the Contractor’s Transfer Station’s or Solid Waste Management Facility’s tipping floor by a Collection Vehicle.

3.2.7                                                Queuing, Delay, and Rejection of Loads.  Except as otherwise required by law, or as provided in Section 3.2.8, no Contractor may reject any delivery of

MSW by a Collection Vehicle.  If any of the conditions described hereinafter are present following the arrival of a Collection Vehicle at a Transfer Station or Solid Waste Management Facility, DSNY may choose to divert the MSW to another Transfer Station or Solid Waste Management Facility and the Contractor shall be liable to DSNY for the difference between DSNY’s cost of delivering the MSW to the Contractor’s Transfer Station or Solid Waste Management Facility and all costs related to delivery of the MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in Price per Ton, and DSNY’s personnel and transportation costs:

3.2.7.1                                       The Transfer Station or Solid Waste Management Facility is closed at the time of the arrival of a Collection Vehicle;

3.2.7.2                                       The Contractor refuses to permit an arriving Collection Vehicle to unload any portion of its contents at the Transfer Station, or Solid Waste Management Facility except as provided in Section 3.2.8;

3.2.7.3                                       DSNY receives a request from the Contractor to divert any delivery to another Transfer Station or Solid Waste Management Facility;

3.2.7.4                                       In the reasonable belief of DSNY, a processing delay or excessive queuing of Collection Vehicles occurs; or

3.2.7.5                                       The Contractor allows other customers that arrive after a Collection Vehicle to unload before the Collection Vehicle is allowed to unload.

3.2.8                                                Inadvertent Delivery of Recyclables.  Notwithstanding anything to the contrary contained in the Detailed Specifications, no Contractor shall accept a delivery of a load of Recyclables from a Collection Vehicle.  In the unlikely event that such a mistaken delivery occurs, the Contractor shall permit the Collection Vehicle to pass over the Weigh Scale without off-loading such Recyclables.  Unless the Collection Vehicle off loads the Recyclables on the tipping floor, in no event shall DSNY pay for, or be responsible for the payment for the delivery of any Recyclables.

3.2.9                                                Voided Loads.  If for any reason (including the inadvertent delivery of Recyclables) a Collection Vehicle passes over the Weigh Scale without off-loading its contents, the Contractor shall ensure that the load is voided, and DSNY shall incur no charge for the voided load.  The Contractor shall be responsible for providing Delivery Receipts for voided loads in accordance with Section 3.3.6.

3.2.10                                          Load Inspection.  DSNY reserves the right to divert a Collection Vehicle from the Transfer Station or Solid Waste Management Facility tipping floor to another part of the Transfer Station or Solid Waste Management Facility to allow the inspection of the contents of the Collection Vehicle by an individual or individuals accompanied by an authorized DSNY employee, or by a City police officer for the purpose of locating lost or stolen items, or for any other reason related to an ongoing police investigation.

3.2.11                                          Transfer Station and Solid Waste Management Facility Safety Requirements.  In addition to all requirements established by law, the Contractor shall:

3.2.11.1                                 Maintain safe travel conditions on all Transfer Station or Solid Waste Management Facility roads and rights of way on which Collection Vehicles may be expected to travel.  The conditions on all such roads and rights of way at a minimum shall include but are not limited to: (a) adequately paved surfaces; (b) suitable lighting of such roads and rights of way from dusk until dawn, and during inclement weather, and (c) immediate removal and clearance of all hazards including but not limited to ice, snow, oil, dirt, and standing water from the roads and rights of way;

3.2.11.2                                 Provide sufficient personnel to direct each and every Collection Vehicle entering the Transfer Station or Solid Waste Management Facility.  Such personnel shall assist Collection Vehicle drivers in safe backing and turning maneuvers, and shall direct and control traffic to ensure that Collection Vehicles may safely enter and exit the Transfer Station or Solid Waste Management Facility;

3.2.11.3                                 Post and maintain suitable traffic control signs including but not limited to stop, yield, and speed limit signs;

3.2.11.4                                 Be responsible for ensuring that the Contractor, its employees, agents, subcontractors, and representatives, shall not operate any Collection Vehicles or any other DSNY equipment during the term of the Contract and any extensions thereof.

3.2.12                                          Observed Transfer Station and Solid Waste Management Facility Deficiencies.  DSNY reserves the right to inspect each Transfer Station or Solid Waste Management Facility at any time without notice to the Contractor for compliance with operational and safety requirements.  If a Contractor receives a notice of a violation of any provision of Section 3.2 from DSNY, and fails to remedy any deficiency identified in the notice within five working days from the date of such notice, DSNY may, at its discretion, terminate the Contract for default.

3.2.13                                          Closure of a Transfer Station or Solid Waste Management Facility.  Notwithstanding anything to the contrary contained in Article 11, Section 11.12 of the Supply and Service Agreement (Module D), the Contractor shall have no right to apply to DSNY for termination of its Contract if the Transfer Station or Solid Waste Management Facility is closed for any length of time for any reason.  If a Transfer Station or Solid Waste Management Facility is closed, the Contractor shall arrange for the processing and acceptance of the City’s MSW at another Transfer Station or Solid Waste Management Facility, and shall be responsible for any additional costs incurred by DSNY as a result of such closure including but not limited to the difference in the Price per Ton, and DSNY’s personnel and transportation costs, and the cost of performing an environmental review, if required.  Failure to do so, may, at DSNY’s discretion, result in the termination for cause of this Contract for an act of default.

3.3                               Weigh Scales and the Weighing of MSW at a Transfer Station.

3.3.1                                                Weigh Scales and the Weighing of MSW.  The Contractor shall have one or more operational Weigh Scales at each Transfer Station or Solid Waste Management Facility that shall have a length equal to or greater than 60 feet, and shall be able to accommodate all of the dimensions of all of the Collection Vehicles shown in Exhibit 3.  The Contractor shall weigh all incoming and outgoing Collection Vehicles that transport MSW to a Transfer Station or Solid Waste Management Facility, record the weight prior to unloading the MSW, and after unloading the MSW, and give the weight to DSNY in accordance with Section 3.3.2.  Throughout the term of the Contract and any extensions thereof, the Contractor shall calibrate each Weigh Scale from time to time, but in no event less than once every 30 days, and provide the records of the calibration to DSNY within five business days of receipt.  In addition, the Contractor shall equip the Transfer Station or Solid Waste Management Facility with a Weigh Scale Computer.  The Weigh Scale Computer shall: (a) record the data required by Exhibit 5 (the “Delivery Data”); and (b) deliver records of the recorded weight to DSNY by electronic transmission on an hourly basis to the location designated in writing by DSNY’s representative.  These records shall be the official record of the weight of each load of MSW delivered to the Transfer Station or Solid Waste Management Facility by DSNY and its authorized representatives.  The Weigh Scale Computer shall print the Delivery Data for each load of MSW onto a Delivery Receipt, and onto all copies of such Delivery Receipt, a copy of which is attached to the Detailed Specifications as Exhibit 6.

3.3.2                                                Weigh Scale Data.  For each load of MSW delivered by a Collection Vehicle, the Contractor shall electronically transmit the data set forth in Exhibit 5 of the Detailed Specifications in the format designated in Exhibit 5 to DSNY on an hourly basis.  The Weigh Scale Computer shall assign the next load number to each load, in sequence, without any omitted load numbers.  For each invoice period, the Weigh Scale Computer shall transfer this data to a floppy disk, or to an otherwise mutually acceptable portable computer data storage medium, and the Contractor shall deliver it to DSNY along with such invoice.

3.3.3                                                Certification of Weigh Scales.  The Contractor shall be solely responsible for obtaining, or requiring the owner and the operator of the Transfer Station or Solid Waste Management Facility to obtain all of the required certifications and seals for the Weigh Scales at no cost to DSNY.  During the term of the Contract and any extensions thereof the Contractor shall provide DSNY with documentation showing that the Contractor or the owner and the operator of the Transfer Station or Solid Waste Management Facility have renewed the required certifications and seals prior to the expiration of the existing certifications and seals.

3.3.3.1                                       Within New York State.  Weigh Scales at any Transfer Station or Solid Waste Management Facility located within the State of New York shall meet the standards and specifications of Article 16 of the New York State Agriculture and Markets Law as amended with respect to weights and measures.

3.3.3.2                                       Within New York City.  No less often than once every 12 calendar months, each Weigh Scale at a Transfer Station within the City shall be certified and sealed by the New York City Department of Consumer Affairs and the resulting documentation shall be provided to DSNY within five working days of receipt by the Contractor, or by the owner or the operator of the Transfer Station

3.3.3.3                                       Outside New York State.  Weigh Scales at a Transfer Station or Solid Waste Management Facility located outside the State of New York shall meet the standards and specifications of the state and locality in which they are located.

3.3.4                                                Weigh Scale Observation and Testing.  DSNY may observe the weighing of MSW and test the accuracy and precision of any scale at a Transfer Station, or Solid Waste Management Facility including the Weigh Scale Computer at any time without prior notice.  DSNY may authorize a representative or agent to conduct the observation and testing, and assign the representative or agent to the Transfer Station or Solid Waste Management Facility for that purpose.

3.3.5                                                Weigh Scale or Weigh Scale Computer Malfunction.

3.3.5.1                                       A Contractor shall immediately notify DSNY of a Weigh Scale or Weigh Scale Computer Malfunction (a “Weigh Scale Malfunction”) including but not limited to:

3.3.5.1.1                                          Failure of the Weigh Scale or the Weigh Scale Computer to operate to specifications;

3.3.5.1.2                                          Failure to assign a sequential number to each load delivered by DSNY or its authorized representatives;

3.3.5.1.3                                          Failure to provide a complete and legible Delivery Receipt; or

3.3.5.1.4                                          Failure to calibrate and seal the Weigh Scale as required by state or local law, rule or regulation, or to have the required certifications and seals for the Weigh Scale renewed.

3.3.5.2                                       During any Weigh Scale Malfunction, the Contractor shall accept DSNY’s reasonable estimate of the weight of the MSW as the official record of the measurement.  DSNY, at its option, may make its reasonable estimate at the sole expense of the Contractor by weighing the Collection Vehicle at a DSNY facility, or by using a weight derived from the daily average of all MSW delivered to the Transfer Station or Solid Waste Management Facility by Collection Vehicles during a period that DSNY determines is reasonable.  If a Weigh Scale Malfunction which causes the Contractor to be unable to provide a complete Delivery Receipt continues for a period of 24 hours or longer, DSNY may, at its sole option, require a DSNY Supervisor to be stationed at the Transfer Station or Solid Waste Management Facility to observe Collection Vehicle deliveries of MSW during the remaining period of the Weigh Scale Malfunction.  In addition to liquidated damages and all other remedies available to DSNY, at law or in equity, the Contractor shall be liable for all expenses incurred by DSNY during the period that the Supervisor is stationed at the Transfer Station or Solid Waste Management Facility including but not limited to the Supervisor’s salary and benefits.  Alternatively, DSNY may choose to deliver the MSW to another Transfer Station or Solid Waste Management Facility, and the Contractor shall be liable for the difference between DSNY’s cost of delivering such MSW to the Contractor’s Transfer Station or Solid Waste Management Facility and all costs related to the delivery of the MSW to the alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, and personnel and transportation costs.

3.3.6                                                Delivery Receipts.  After a Collection Vehicle delivering MSW has been weighed by a Weigh Scale both prior to and after dumping its load, the Weigh

Scale Computer shall record and print all Delivery Information on a Delivery Receipt.  Prior to the departure of the Collection Vehicle from the Transfer Station or Solid Waste Management Facility, the Contractor shall obtain the signatures and print the names of the Collection Vehicle driver and of the Contractors representative on the Delivery Receipt, and shall give the Collection Vehicle driver a copy of the Delivery Receipt.  No Delivery Receipt shall be complete unless the Delivery Receipt includes: (a) all Delivery Information with respect to the delivery printed by the Weigh Scale Computer, and (b) the signatures and printed names of both the Collection Vehicle driver and the Contractor’s representative, each of which shall be obtained by the Contractor.  DSNY has the right to withhold payment for any delivery for which the Contractor fails to provide a complete Delivery Receipt including Delivery Receipts for any loads voided in accordance with Section 3.2.9.

3.4                               Disposal Facility Operations

3.4.1                                                Disposal of MSW.  The Contractor shall transport the MSW delivered by DSNY to, and dispose of it at Disposal Facilities located outside of the City during the term of the Contract and any extensions thereof in accordance with all of the applicable federal, state and local laws, rules and regulations.  The Contractor shall:

3.4.1.1                                       Bear all costs associated with the disposal of MSW including but not limited to tipping fees, and the cost of obtaining the use of each Disposal Facility;

3.4.1.2                                       Prepare each Disposal Facility to accept MSW; and

3.4.1.3                                       Ensure that each Disposal Facility complies with the terms of the Detailed Specifications, with all applicable federal, state and local laws, rules and regulations, and is authorized to accept MSW from the City.

3.4.2                                                Disposal Facility Requirements.  Each Disposal Facility shall meet the requirements set forth hereinafter during the term of the Contract and any extensions thereof:

3.4.2.1                                       Be located outside of the City;

3.4.2.2                                       Be subject to the jurisdiction of the USEPA;

3.4.2.3                                       Possess all Permits and Authorizations from the state and locality in which it is located which are required to operate and accept the MSW tonnage which may be sent to it;

3.4.2.4                                       Be in compliance with, and operate in accordance with all of the laws, rules and regulations applicable in the state and locality in which it is located;

3.4.2.5                                       If not owned by the bidder, be the subject of an agreement between the owner and the operator and the bidder to use the Disposal Facility for the term of the Contract and any extensions thereof; and

3.4.2.6                                       Be the subject of a Permit, Host Community Agreement, or other authorization that authorizes the acceptance of MSW at the Disposal Facility regardless of origin.

3.4.3                                                Disposal Facility Capacity.  The total MSW disposal capacity at the Disposal Facilities shall be at least equal to the tonnage of MSW being bid.  The Contractor shall maintain this capacity of its Disposal Facilities throughout the term of the Contract and any extensions thereof.

Following the bid opening, and after the award of the Contract, DSNY has the right at any time without notice to inspect the Disposal Facilities and verify that the facilities continue to have the capacity to dispose of the tonnage that was awarded to the Contractor, and DSNY may reduce the tonnage that will be delivered to the Contractor’s Transfer Station or Solid Waste Management Facility to an amount that DSNY reasonably believes that the Disposal Facilities will be able to manage, even if that tonnage is less than the amount awarded to the Contractor. In the event of such a reduction, the Contractor shall be liable to DSNY for the difference between DSNY’s cost of delivering such MSW to the Contractors Transfer Station or Solid Waste Management Facility and all costs related to the delivery of MSW to an alternative Transfer Station or Solid Waste Management Facility including but not limited to the difference in the Price per Ton, personnel and transportation costs.

3.5                               Transporting MSW to a Disposal Facility

3.5.1                                                Transport Generally.  The Contractor may transport the MSW to a Disposal Facility, by barge, rail car, or truck or a combination of these modes of transportation.  The Contractor shall provide all barges, Containers, rail cars, trucks, and other equipment that will be used to transport the MSW to a Disposal Facility either directly or by subcontracting with one or more transporters and suppliers of equipment, and shall have access to a sufficient amount of transport equipment and transporters, and backup equipment and transporters for each selected mode of transportation to ensure that there is no downtime in connection with operations.  The Contractor shall pay all costs of transporting the MSW including but not limited to equipment rental charges, transporter charges, gas, maintenance, taxes, fees, fines, and tolls.

3.5.2                                                Storage Time.  MSW storage time in or on a barge, Container, rail car, truck, or any other equipment used for the transport of MSW shall not exceed the permissible limit under any applicable federal, state or local laws, rules or regulations.

3.5.3                                                Sanitation.  The Contractor shall maintain, and ensure that its transporters and subcontractors maintain all barges, Containers, rail cars, trucks and other equipment used for the transport of MSW in a clean and sanitary condition to prevent odors, insects, rodents, vermin, vectors, or other nuisance conditions.  The Contractor, or its transporters or subcontractors shall furnish and use its own equipment for this cleaning operation.

3.5.4                                                Transport by Barge.  If the MSW is transported by barge, the Contractor and its transporters and subcontractors shall adhere to all federal, state and local laws, rules and regulations applicable to transport by barge.

3.5.5                                                Transport by Rail.  If the MSW is transported by rail, the Contractor and its transporters and subcontractors shall adhere to all federal, state and local laws, rules and regulations applicable to rail transport.

3.5.6                                                Transport by Truck.  If the MSW is transported by truck:

3.5.6.1                                       Within the City, the Contractor and its transporters and subcontractors shall ensure that all trucks adhere to authorized truck routes within the City and do not deviate from these routes unless specifically directed to do so by government authorities re-routing traffic.  To the maximum extent possible, trucks shall not travel on any local streets, or through any residential area;

3.5.6.2                                       Outside of the City, the Contractor and its transporters and subcontractors shall adhere to the laws, rules and regulations governing truck transport in the states and localities through which the trucks will travel and shall not deviate from these routes unless specifically directed to do so by government authorities re-routing traffic;

3.5.6.3                                       The Contractor shall route, and ensure that each of its transporters and subcontractors routes trucks on primary highways, and to the maximum extent possible, away from local streets and residential areas.  The Contractor shall also route and ensure that each of its transporters and subcontractors routes trucks away from environmentally sensitive areas such as parks, historic sites, and wetlands to the maximum extent possible, in conformance with all applicable federal, state and local laws, rules and regulations;

3.5.6.4                                       The Contractor shall load, and ensure that each of its transporters and subcontractors loads each truck so that it is within the weight limits established by the states and localities through which the truck will travel; and

3.5.6.5                                       The Contractor shall ensure that both doors of the truck cab clearly and visibly bear the name, address, and telephone number of the transporter or subcontractor and a unique number in lettering at least four inches high.

3.5.7                                                Safety.  The Contractor shall be responsible for its own, and for each of its transporters’ and subcontractors’ safety, and for transporting MSW in conformance with all federal, state and local laws, rules and regulations including but not limited to speed limits and tonnage restrictions.  The Contractor shall ensure that its own MSW transporting equipment and that of each of its transporters and subcontractors is equipped with adequate fire extinguishing equipment appropriate for the mode of transportation which is being used.

3.5.8                                                Inspection and Enclosure of Barges, Containers, Rail Cars, Trucks, and Other Equipment.  As part of the Contractor’s preventative maintenance program, the Contractor and its transporters and subcontractors shall maintain all barges, Containers, rail cars, trucks, and other equipment used for the transport of MSW.  The Contractor and its transporters and subcontractors shall cover the MSW, whether in a barge, Container, rail car, truck, or another type of transport equipment so that no material spills, leaks, or is otherwise released.  The Contractor shall inspect each barge, Container, rail car, truck, or other equipment used for transporting the MSW prior to its departure from the Transfer Station or Solid Waste Management Facility.  As part of each inspection, the Contractor shall ensure that all doors and other apertures are secure.  All MSW shall remain covered until it is unloaded at the Disposal Facility.

3.5.9                                                MSW Spills.  If MSW spills while a load is in transit, the Contractor shall implement its emergency spill clean-up plan for that mode of transport, and shall immediately notify the state police and other appropriate authorities as well as any federal, state or local agencies responsible for supervising and monitoring clean-up activities.  Failure to implement an emergency spill clean-up plan within one hour of the spill, or to commence clean-up operations within three hours of the spill may be cause for DSNY to terminate the Contract for default.  The Contractor shall immediately notify DSNY by telephone upon occurrence of the spill, and shall provide DSNY with periodic reports on the status of the clean-up operations.  The Contractor shall pay all of the costs and expenses of the clean-up.

3.6                               General Operations Requirements.

3.6.1                                                Local Agent.  The Contractor shall have an agent in New York City that shall be authorized to accept all notices, and any service of process in connection with the Contract.

3.6.2                                                Local Office.  The Contractor shall have an office at the Transfer Station or Solid Waste Management Facility that serves as the base of operations for the Contractor.  The Contractor shall maintain in such office copies or originals of all records relating to the Contract including but not limited to those records required pursuant to Section 3.6.3.

3.6.3.                                             Record Keeping and Reporting.  The Contractor shall maintain, in accordance with generally accepted accounting principles, consistently applied, accurate, readily available, and auditable records and accounts, with supporting documentation of: (a) all Weigh Scale data; (b) the MSW tonnage delivered by the DSNY; (c) the tonnage and site of disposal of all MSW delivered by the DSNY; (d) all receipts and expenditures in connection with the performance of its obligations under the Contract; (e) all financial accounts maintained, and transactions undertaken in connection with the Contract relating to the disposition of the MSW, and the invoices, receipts and expenditures therefor. The Contractor shall maintain all records for at least six years after the date of the termination of the Contract.

3.6.4                                                Access to Information.  The City or its representatives shall have the right to conduct independent sampling and analysis of any information including but not limited to records and accounts at any time without notice.

3.6.5                                                Backup Equipment.  At no additional expense to the City or DSNY, the Contractor shall provide sufficient backup equipment to manage and provide services for all phases of the Contract.  If any equipment provided pursuant to the Detailed Specifications becomes unavailable or inoperable, the Contractor shall promptly mobilize backup equipment to ensure smooth, continuous operation.

3.6.6                                                The Contractor’s Responsibility for the Acts of Others.  The Contractor shall be responsible for the acts of any person or firm engaged to act on its behalf.  If an obligation is imposed on the Contractor in the Detailed Specifications, the Contractor shall ensure that its employees, agents, representatives, subcontractors, and any person or firm acting on its behalf carry out and fulfill the obligation.

3.6.7                                                Provision Required in Subcontracts.  To ensure the performance of the services during the term of the Contract, the Contractor shall insert the following language into each agreement with the owner and the operator of a

Transfer Station, a Solid Waste Management Facility, a Disposal Facility and any other processing facility which may be used in connection with the Contract which is not owned and operated by the Contractor:

The parties to this Agreement acknowledge and agree that the New York City Department of Sanitation (“DSNY”) is a third-party beneficiary of this Agreement.

Accordingly,

If

NAME OF CONTRACTOR

(the “Contractor”) fails or is otherwise prevented from delivering municipal solid waste for disposal under this Agreement for any reason, including insolvency, then,

NAME OF THE OWNER OF
THE TRANSFER STATION,
SOLID WASTE MANAGEMENT FACILITY.
DISPOSAL FACILITY OR
OTHER PROCESSING FACILITY

(the “Owner”) shall permit DSNY or its authorized agents and representatives to deliver municipal solid waste from the City of New York to the facility upon the same terms and conditions contained herein for the delivery of municipal solid waste by the Contractor (including payment of the same fees), until such time as the Contractor resumes operation and performance under this Agreement.  The Owner agrees that if DSNY declares the Contractor to be in default of its obligations under its contract with the DSNY or terminates or otherwise cancels the contract, the Owner shall, at the option of DSNY, execute a contract with DSNY to permit the delivery of municipal solid waste from the City of New York to the facility on terms and conditions not less favorable to the City of New York than those contained in this Agreement.

IV.                                ITEMS TO BE SUBMITTED BY BIDDERS

4.1                               The Bid Package.  The bidder shall submit an original bid package, in a sealed container which is clearly labeled as the original bid package (which shall be the formal and public bid), and one copy of the bid package in a container which is clearly labeled as a duplicate of the bid package.  DSNY may deem a bid package which omits any of these items to be non-responsive, and may reject the bid.  The bid package shall contain:

4.1.1                                                Bid Sheet.  The Bid Sheet.

4.1.2                                                Tax Affirmation.  The bidder shall provide the Tax Affirmation.

4.1.3                                                Bid Security.  A Bid Bond or Certified Check in the amount specified in Schedule A of the General Specifications - General Conditions.

4.1.4                                                Supply and Service Employment Report.  A Supply and Service Employment Report shall be completed by the bidder, and each subcontractor identified in its bid.

4.1.5                                                Experience Questionnaires.  An Experience Questionnaire shall be completed by the bidder, each member of a joint venture or partnership (if applicable), and each subcontractor identified in its bid.

4.1.6                                                VENDEX Questionnaires.  The bidder, all of the principals of the bidder, each-corporation which has an ownership interest in the bidder, each corporation which is affiliated with the bidder, each corporation in which the bidder has an ownership interest, and each subcontractor identified in the bid and all of the principals of each subcontractor shall complete and submit to DSNY a separate VENDEX Questionnaire.  A VENDEX Questionnaire is included with the solicitation.

4.2                                 Bid Support Materials.  For DSNY to deem the bid responsive, each bidder shall submit two copies of the bid support materials set forth hereinafter.  DSNY may deem a bid which omits any of these items to be non-responsive, and may reject it.  All bid support materials shall be submitted in a sealed container.  Each container shall clearly identify the bid that it accompanies, and whether it contains original or duplicate documents.  It shall include:

4.2.1                                                Chart.  A chart for the Transfer Station or Solid Waste Management Facility, and each Disposal Facility summarizing the following information:

4.2.1.1                                       A list of the names, addresses, and telephone numbers of each Transfer Station or Solid Waste Management Facility, and each Disposal Facility identified in its bid including its owner, and operator, and a contact person at the facility;

4.2.1.2                                       The USEPA region in which the facility is located;

4.2.1.3                                       The name, address and telephone number of each federal, state and local regulatory agency and authority which has jurisdiction over the facility,

or from which a Permit or Authorization is required, and the name, title and telephone number of a contact person at each agency or authority;

4.2.1.4                                       A list of all existing Permits and Authorizations from regulatory agencies and authorities, stating the name of the agency or authority which issued each Permit and Authorization, the date of issuance, the date of expiration, and any conditions or restrictions in the Permit or Authorization;

4.2.1.5                                       Any other relevant information.

4.2.2                                                Transfer Station or Solid Waste Management Facility Throughput Chart.  A chart showing: (a) the daily putrescible solid waste tonnage throughput managed at the Transfer Station or Solid Waste Management Facility during the past calendar year, and (b) the daily shift totals by shift for all inbound and outbound tonnage during the second week of each month for the 12 months preceding the bid opening date.

4.2.3                                                Disposal Facility Throughput Chart.  A chart for each Disposal Facility setting forth the total amount of solid waste from all sources, categorized by type received, during each calendar year from 1998 through 2001, and for January 2002 through present.

4.2.4                                                Transfer Station or Solid Waste Management Facility and Disposal Facility Capacity.  A chart for each Transfer Station or Solid Waste Management Facility, and Disposal Facility setting forth: (a) the Transfer Station’s or Solid Waste Management Facility’s, or Disposal Facility’s total acreage; (b) the facility’s total capacity including the maximum daily, weekly and monthly capacity authorized for the receipt of MSW under the facility’s Permits and Authorizations; (c) the Permit(s) or Authorization(s) in which such maximum capacities are set forth; (d) the average amount of MSW currently accepted by the Transfer Station or Solid Waste Management Facility, or Disposal Facility on a daily, weekly, and monthly basis; (e) the amount of the City’s MSW that the bidder proposes to deliver to each facility; and (f) any other relevant information.

4.2.5                                                Descriptive Materials.  Descriptive company materials and histories for the bidder and each of the subcontractors identified in its bid demonstrating that the bidder complies with the experience requirements set forth in Section 2.1.2.

4.2.6                                                A Preliminary Operations Plan.  The preliminary Operations Plan shall be submitted in a binder.  The preliminary Operations Plan shall describe in detail how the bidder intends to manage each shipment of MSW from the time of delivery by DSNY or its authorized representatives to the Transfer Station or Solid Waste Management Facility until the time of final disposal.  At its discretion, DSNY may request that the bidder modify all or parts of the preliminary Operations Plan, and submit the revised preliminary Operations Plan to DSNY for its review and approval within 10 days of the date of such request.  If the bidder does not submit a revised preliminary Operations Plan to DSNY within said time period, DSNY may determine that the bid is non-responsive, and reject the bid.  The preliminary Operations Plan shall include:

4.2.6.1                                       Copies of Permits and Authorizations.  Copies of every Permit and Authorization that has been obtained for the Transfer Station or Solid Waste Management Facility and each Disposal Facility, and all documentation accompanying each Permit and Authorization.

4.2.6.2                                       Letter of Intent From the Owner and the Operator of a Transfer Station or Solid Waste Management Facility.  For any Transfer Station or Solid Waste Management Facility named in the bid which is not owned and operated by the bidder, the bidder shall submit a Letter of Intent from the owner and the operator of the Transfer Station or Solid Waste Management Facility containing all of the information set forth in Section 1.2.14.

4.2.6.3                                       Transfer Station or Solid Waste Management Facility Operations and Maintenance Plan.  An operations and maintenance plan for the Transfer Station or Solid Waste Management Facility that at a minimum:

4.2.6.3.1                                          If the facility is located within the State of New York, complies with the mandates of the New York State Department of Environmental Conservation Solid Waste Management Facility Regulations (6 NYCRR Part 360) as amended, and the mandates set forth in the rules and regulations adopted by any local agencies regulating the Transfer Station or Solid Waste Management Facility.

4.2.6.3.2                                          If the facility is located outside of the State of New York, complies with the law, rules and regulations governing the operation of the Transfer Station or Solid Waste Management Facility in the state and locality in which it is located.

4.2.6.3.3                                          If the facility is located outside of the State of New York, includes a list and a map showing the truck routes approved for use by vehicles operated by DSNY and its authorized representatives traveling from the egress points from the City designated in Exhibit 1.

4.2.6.4                                       Transfer Station or Solid Waste Management Facility Blueprint.  A blueprint, for the Transfer Station or Solid Waste Management Facility that is current as of the bid opening date.

4.2.6.5                                       Proof of Ability to Transport MSW to a Disposal Facility.  Evidence that the bidder or its subcontractors possess the necessary equipment to transport MSW from the Transfer Station or Solid Waste Management Facility (if applicable) to each Disposal Facility.  This evidence may include a Letter of Intent from one or more transporters to supply the equipment or services required.

4.2.6.6                                       Disposal Facility Information.  The name, address and telephone number of the owner, the operator, and a contact person for each Disposal Facility named in the bid;

4.2.6.7                                       Letter of Intent From the Owner and the Operator of a Disposal Facility.  For each Disposal Facility named in the bid which is not owned and operated by the bidder, the bidder shall submit a Letter of Intent from the owner and the operator of such Disposal Facility containing all of the information set forth in Section 1.2.14.

4.2.6.8                                       State and Locality Permits and Authorizations, and Host Community Agreements.  For each Disposal Facility named in its bid, a copy of a state or local Permit or Authorization, or a Host Community Agreement acceptable to DSNY which authorizes the Disposal Facility to accept MSW regardless of origin.  In addition the bidder shall include the name, title, address, and telephone number of one or more persons employed by the jurisdiction issuing such Permit, Authorization, or Host Community Agreement which authorizes the acceptance of MSW regardless of origin whom DSNY may contact to verify such authorization.  The bidder shall also include an opinion letter from an attorney familiar with the laws, rules, regulations, Permit and Authorization requirements, and the Host Community Agreement applicable to the Disposal Facility that states that the Disposal Facility may accept MSW regardless of origin including but not limited to the specific language in such Permit, Authorization, or Host Community Agreement, if applicable, which authorizes the acceptance of MSW regardless of origin.  Such letter shall also set forth any limitations or restrictions imposed by such regulatory agency or authority on the acceptance of MSW for disposal by the facility.

4.3                               Items to be Submitted after Receipt of Notice of Award.

4.3.1                                                Insurance and Bonds.  Within 10 days after receipt of the Notice of Award the bidder shall submit any performance bonds, payment bonds, and certificates of insurance required by Schedule A of the General Specifications - General Conditions.  Failure to produce these items may result in a determination by DSNY that the Notice of Award will be rescinded for failure to provide the required bonds, or insurance.

4.3.2                                                Final Operations Plan.  Within 20 days after receipt of the Notice of Award the bidder shall submit an original and one copy of the final Operations Plan.  At its discretion, DSNY may request that the bidder modify all or parts of the final Operations Plan and submit a revised final Operations Plan to DSNY for its review and approval within five days of the date of such request.  Failure to submit a revised Operations Plan within said time period, may result in a determination by DSNY that the Notice of Award will be rescinded for failure to provide the required revised final Operations Plan.  Upon DSNY’s acceptance of the Contractor’s final Operations Plan, the final Operations Plan shall become effective.  The final Operations Plan shall include:

4.3.2.1                                       Revised Preliminary Operations Plan.  The information required to be included in the preliminary Operations Plan by Section 4.2.6, revised as appropriate;

4.3.2.2                                       Agreements with the Owner and the Operator of the Transfer Station or Solid Waste Management Facility, and the Disposal Facility and MSW Transporters.  Agreements between the bidder and the owner and the operator of the Transfer Station or Solid Waste Management Facility, each Disposal Facility and each transporter, if it is not owned and operated by the bidder, which shall be for the term of the Contract and any extensions thereof.  The Agreements shall include at a minimum:

4.3.2.2.1                                          A statement that the owner and the operator shall accept MSW from the City, or transport it;

4.3.2.2.2                                          All of the conditions and restrictions which may be imposed upon the acceptance or transport of MSW from the City either by the owner and the operator, or by any regulatory agency or authority with jurisdiction over the Transfer Station, Solid Waste Management Facility, Disposal Facility, or transporter;

4.3.2.2.3                                          The daily tonnage of MSW that the owner and the operator anticipate accepting; and

4.3.2.2.4                                          The specific language in the facility’s or the transporter’s Permits and Authorizations, or Host Community Agreement, if applicable, which authorizes the owner and the operator to accept MSW from the City.

4.3.2.3                                       Permits and Authorizations.  Copies of all federal, state and local Permits and Authorizations necessary to perform the work and services sought by this solicitation including those for the Transfer Station or Solid Waste Management Facility, the Disposal Facility, and the transport of MSW.

4.3.2.4                                       Host Community Agreement.  A copy of the Host Community Agreement, if applicable, that authorizes the Disposal Facility to accept MSW regardless of origin.

4.3.2.5                                       Transfer Station or Solid Waste Management Facility Emergency Contingency Plan.  A copy of a plan to cope with emergencies at the Transfer Station or Solid Waste Management Facility including but not limited to power failures, fires, and the delivery of radioactive material.

4.3.2.6                                       Modes of MSW Transport, Containers, and Related Equipment.  A complete description of all modes of MSW transport including but not limited to barges, Containers, rail cars, trucks, and related equipment which will be used to transport MSW from the Transfer Station or Solid Waste Management Facility to a Disposal Facility.  Each final Operations Plan shall identify the modes of MSW transport, the names and addresses of all transporters (including but not limited to the owners of barge transporters, railroads, and trucking companies) and the name, title, address and telephone number of a contact person at each transporter.  The size, type, and capacity of barges, Containers, rail cars, trucks, and other equipment which will be used for the transport of MSW, and the schedule for transporting each shipment of MSW from the Transfer Station or Solid Waste Management Facility to the Disposal Facility shall also be included.

4.3.2.7                                       Barge, Rail or Truck Routes.  Details of the routes that each mode of transport may take from the Transfer Station or Solid Waste Management Facility to each Disposal Facility including but not limited to the local streets which may be used if MSW is transported by truck at any time.

4.3.2.8                                       Transport Emergency Clean-Up Plan.  An emergency clean-up plan appropriate to each mode of MSW transport describing in detail the procedures that the Contractor, transporter or subcontractor shall follow if MSW spills during transport.

4.4                               Changes After Contract Award.

4.4.1                                                Changes in the Disposal Facility, Transporters, Modes of Transporting MSW, or Subcontractors.  After award of a Contract or the commencement of work, the Contractor may only add, substitute or replace a Disposal Facility, a transporter, the modes of transporting MSW, or any other subcontractor with the prior written approval of DSNY.

4.4.1.1                                       To request such approval, the Contractor shall submit a written request to DSNY accompanied by VENDEX Questionnaires completed by the new Disposal Facility, the new transporter or any other subcontractor, and its principals, and all of the applicable information and documents listed in Sections 4.1.4, 4.1.5, 4.2.1, 4.2.2, 4.2.3 and 4.2.6.9, and a Letter of Intent or an Agreement between the Contractor and the proposed subcontractor, and any additional information or forms which may be requested by DSNY, the New York City Business Integrity Commission, or the New York City Department of Investigation.

4.4.1.2                                       DSNY, at its sole discretion, may refuse to approve the Contractor’s request for a change.

4.4.1.3                                       If DSNY approves the Contractor’s request, the Contractor shall be responsible for any additional costs to the Contractor, and any additional costs that DSNY may incur as a result of the changes.  The Contractor shall reimburse DSNY for all additional costs incurred as a result of the change including but not limited to personnel and transportation costs incurred by DSNY as a result of the change.

4.4.2                                                Revised Final Operations Plan.  Within 20 calendar days of receipt of DSNY’s approval of the change, the Contractor shall submit to DSNY a revised final Operations Plan with updated information reflecting the addition, substitution, or replacement of the subcontractor.

4.4.3                                                Changes In Ownership.  After the commencement of work, there may only be a change in the controlling interest of any corporation, or a dissolution or change in the composition of any joint venture or partnership providing services pursuant to this Contract with the prior written approval of DSNY.

4.4.3.1                                       To request such approval, the Contractor shall submit a written request to DSNY accompanied by VENDEX Questionnaires which shall reflect the proposed change in the controlling interest of the corporation, or the dissolution or change in the composition of the joint venture or partnership, and any additional information and forms which may be requested by DSNY, the New York City Business Integrity Commission, or the New York City Department of Investigation.

4.4.3.2                                       DSNY, at its sole discretion, may refuse to approve the Contractor’s request for a change.  DSNY, further reserves the right to terminate this Contract pursuant to Article II of the agreement for convenience in the event that the change in the controlling interest in the corporation, or the dissolution or change in the composition of the joint venture or partnership provides a basis for determining that the Contractor does not meet all of the standards with respect to responsibility, fitness and integrity set forth in the PPB Rules, and those which may be established by the New York City Business Integrity Commission and the New York City Department of Investigation.

4.4.4                                                Modifications of Permits and Authorizations.  The Contractor shall provide DSNY with written notice of any change, revision or modification of any Permit or Authorization issued to a Transfer Station, Solid Waste Management Facility, or Disposal Facility within 48 hours of the change, revision or modification.  The Contractor shall provide DSNY with a copy of the change, revision or modification within 20 days of receipt thereof, and a revised final Operations Plan with updated information reflecting the change, revision or modification of such Permit or Authorization.  In addition, if such change, revision or modification was made in the Permit or Authorization of the Disposal Facility, the Contractor shall provide an opinion letter from an attorney familiar with the laws, rules and regulations, Permit and Authorization requirements, and the Host Community Agreement, if applicable, for Disposal Facility that sets forth the effect of such change, revision or modification upon the opinion letter issued pursuant to Section 4.2.6.9.

V.                                    PAYMENT INFORMATION

5.1                               Payment.

5.1.1                                                Basis for Payment.  DSNY shall pay the Contractor the difference between:

5.1.1.1                                       The Price Per Ton based upon the net weight of the MSW delivered by Collection Vehicles to the Transfer Station or Solid Waste Management Facility during the period covered by the invoice; and

5.1.1.2                                       Any amounts that are due or owing to DSNY by the Contractor under the terms of the Contract, including but not limited to liquidated damages as set forth in Section 5.2.

5.1.1.3                                       DSNY shall only pay the Contractor at the Price per Ton regardless of the amount of MSW delivered during any shift, or on any day.

5.1.2                                                Invoicing.  For each month during the term of the Contract, there shall be two invoice periods.  The first period shall extend from the first of the month through the fifteenth of the month, and the second period shall extend from the sixteenth of the month through the last day of the month.  No later than 10 calendar days following the end of the invoice period, the Contractor shall submit an invoice for the services performed during the invoice period, in exactly the form attached to the Detailed Specifications as Exhibit 7, which shall contain all of the information included in such form.  If DSNY requests that the Contractor provide additional information related to the Contract as part of its invoice, the Contractor shall be obligated to provide the information.  DSNY may reject any invoice which does not comply with these requirements, and the Contractor shall resubmit the corrected or complete invoice during the next invoice period, clearly identifying the invoice as being the resubmission of a previously rejected invoice.

5.1.3                                                Monthly Reporting Requirements.  Within 10 days after the end of each month, the Contractor shall submit a written report to DSNY setting forth the tonnage and site of final disposal of all MSW delivered to it by DSNY and its authorized representatives during the preceding month.

5.1.4                                                Annual Reporting Requirements.  Within 20 business days of each anniversary of the commencement of work under the Contract, the Contractor shall submit a written report to DSNY setting forth the amount of the MSW delivered to each Disposal Facility during each month of the reporting period, and providing such other information concerning the final disposal of the MSW delivered to it by DSNY and its authorized representatives as may be requested by DSNY.

5.2                               Liquidated Damages.

5.2.1                                                Liquidated Damages.  DSNY will adjust the Contractor’s payment by liquidated damages of $300 for each time the Contractor fails to comply with any of the terms of the Contract including but not limited to those listed below:

5.2.1.1                                       Insufficient or untimely performance of the Contract;

5.2.1.2                                       Failure to accept deliveries within the times set forth in the Contract, or to process the number of Collection Vehicles per hour set forth in Section 3.2.3;

5.2.1.3                                       Rejection of a delivery of MSW;

5.2.1.4                                       Violation of the Weigh Scale requirements of Section 3.3;

5.2.1.5                                       Providing incomplete or illegible Delivery Receipts including handwritten or manual Delivery Receipts without the prior authorization of DSNY;

5.2.1.6                                       Failure to maintain complete records of MSW deliveries, or to submit records or other information as set forth in the Contract;

5.2.1.7                                       Overflow of MSW storage facilities;

5.2.1.8                                       Failure to update the final Operations Plan as required by Sections 4.4.2 and 4.4.4; or

5.2.1.9                                       Violation of any of the transport requirements of Section 3.5.

5.2.2                                                Liquidated Damages Not a Penalty.  The parties agree that liquidated damages are not intended as a penalty, but as an acknowledgment by the parties that actual damages in each case are difficult or impossible to ascertain.  DSNY’s failure to impose damages for any specific violation of the Contract shall not be deemed a waiver of any provision of the Contract, nor shall it be deemed a waiver of any right to impose damages as to other, or future violations of any kind, nor of any other remedy +at law or in equity.

5.2.3                                                Payment of Liquidated Damages.  Any liquidated damages due to DSNY shall become due and payable on the first day of the month following the date upon which DSNY imposes them.  DSNY may exercise its right of set-off, and deduct the amount of outstanding liquidated damages against amounts due and owing the Contractor from DSNY.  If the sum due and owing to the Contractor for performance under the Contract in any month is less than the amount of liquidated damages payable to DSNY, the Contractor shall pay the difference upon demand by DSNY.  Any liquidated damages unpaid to DSNY for more than one month shall be subject to interest at prime rate in effect at the Federal Reserve Bank of New York upon the date that the interest payment obligation arose plus 2%.

NO TEXT ON THIS PAGE

EXHIBIT 1

[MAP OF MANHATTAN]

[MAP OF BRONX]

[MAP OF QUEENS]

[MAP OF STATEN ISLAND]

EXHIBIT 2

New York City Department Of Sanitation Transportation Model

NEW YORK CITY DEPARTMENT OF SANITATION
TRANSPORTATION MODEL

For contract awards and for operational management purposes, DSNY uses a transportation modeling tool (the “Transportation Model”).  The Transportation Model identifies the allocation mix that represents the lowest total cost to the City to transport municipal solid waste (“MSW”) and recyclable materials (“Recyclables”) from a sanitation district to a facility belonging to a vendor that accepts the City’s MSW or Recyclables.

BACKGROUND

The two major costs for disposing of the city’s MSW and Recyclables are the bid price per ton of the company that accepts the MSW or the Recyclables, and the cost of transporting the material to a company’s Acceptance Facility.  DSNY pays the private companies who accept MSW or Recyclables based upon the tonnage DSNY delivers, and DSNY incurs transportation costs in making deliveries to the vendor’s facility.  To estimate DSNY’s transportation cost, DSNY developed the Transportation Model.  DSNY will use the Transportation Model to award contracts during the initial bid solicitation.  DSNY may also use the Transportation Model to redistribute districts when collection patterns change, or when a vendor’s contract terminates and DSNY must reassign the amounts that a vendor was receiving among the remaining vendors.

For operational reasons, DSNY does not split any of its sanitation districts.  If each bidder could accept all of the material that DSNY could deliver, the lowest combination of bid price and the transportation cost between each district and the facility would determine the contract awards.  But bidders do not have unlimited capacity – each bidder can accept only a specific amount of MSW or Recyclables.  DSNY visits the vendor’s facilities to verify that the facility can accept and dispose of the amount of MSW or Recyclables named in the bid.

The Transportation Model considers four basic factors: (1) the bid price per ton; (2) DSNY’s transportation cost per ton; (3) the tonnage of MSW or Recyclables that each district produces; and (4) the bidder’s capacity limits.  The combination of options that permit DSNY to deliver MSW or Recyclables to facilities at the lowest total cost to the City will determine the contract awards.

TRANSPORTATION MODEL FACTORS

Distance Measurement (Dumping On-Shift or Off-Shift)

The starting point will be either the center of a district or the district’s garage location, depending on each district’s historical collection and dumping patterns.  If the collection crew normally delivers the collected material to a facility (on-shift), DSNY measures distance from the center of the district.  But if trucks usually return to the garage to await a second shift of relay personnel to drive the truck to a facility (off-shift), DSNY measures the distance from the

1

garage.  The transportation cost estimate for each district will be a blended measurement of on-shift and off-shift deliveries, depending on the district’s historical patterns.

Estimated Driving Distances and Travel Speed

DSNY uses latitude and longitude coordinates taken from MAPINFO (a mapping software package) to derive the coordinates for each facility and each district.  Once the coordinates have been established, MAPINFO computes distances including bridges, and tunnel crossings to produce a table giving the distances between each facility and each district garage, and between each facility and the center of each district.  The travel speed is also taken into account.

Fuel Costs

DSNY periodically updates the Transportation Model to include current fuel prices.

Bridge, Tunnel and Turnpike Costs and Queuing

Additional costs are associated with transporting materials on bridges, in tunnels, and on turnpikes that charge tolls.  Besides the toll costs, time spent queuing at the toll booths has an impact on the cost to DSNY to deliver materials.  DSNY assesses bridge, tunnel, and turnpike costs based on dollars per bridge, dollars per tunnel, or dollars per exit path on the turnpike.

Truckshift Productivity - (Tons per Truckload)

The more tons per load, the less effect transportation costs per load have on the cost per ton and on the total cost of the delivery.  The fewer tons per load, the more pronounced the effect transportation costs have on the costs per ton and the total cost of the delivery.  Some districts yield heavily loaded trucks, while others produce lighter loads.

Personnel Costs

This is the added personnel cost of using a relay driver to drive a truck from the district garage to the bidder’s facility and back to the district garage after the first shift has collected the MSW or the Recyclables.  DSNY periodically updates salary levels.

Maintenance Costs

These are the additional truck maintenance costs caused by driving between the district and the facility.

ASSIGNING DISTRICTS - EXAMPLES

Linear/Integer programming is a complex algorithm that determines the optimal combination of options that minimize total cost within capacity constraints.  The Transportation Model uses this technique to determine the combination of districts and vendors that represent

2

the lowest total cost to the City for disposing of MSW and Recyclables.  The examples given below apply equally to MSW and Recyclables.

Example A.

DSNY has 59 sanitation districts and many independent sources of large amounts of MSW and Recyclables, such as schools and the courts.  Although not every bid solicitation is for 59 districts, the example given below is based upon that number.  In a Citywide procurement for MSW Acceptance Facilities, 59 sanitation districts generate MSW, and each of the 59 districts must be assigned to a bidder.  If 10 bidders submit bids, the Transportation Model will be run as follows:

(1)                                  The Transportation Model uses MAPINFO to calculate the distance from each district to each bidder’s MSW Acceptance Facility.

(2)                                  Using the distance calculated above, the Transportation Model calculates the transportation cost per ton between each district and each MSW Acceptance Facility, using the factors described in the Transportation Model Factors section above.  There are 590 different combinations of districts and facilities.

(3)                                  The Transportation Model then calculates an Allocation Factor for every possible combination of a bidder and a district using the following formula:

Allocation Factor	=	Bid Price per ton + DSNY’s Transportation Cost per Ton	X	Average Daily Amount of MSW Collected in the District (based upon DSNY historical data.)

The result is 590 Allocation Factors.  Since DSNY cannot send the MSW from a district that produces 100 tons of MSW a day to a bidder that can only accept 75 tons, some of these 590 combinations may be impossible.

(4)                                  The Transportation Model then runs many thousands of possible combinations of bidders and districts, using the Allocation Factors, until it finds the combination bidders and districts that represent the lowest total cost to the City.

The Transportation Model will assign tonnage from districts to the lowest responsive, responsible bidder or bidders in order to achieve the lowest total cost to the City.

Example B.

The Transportation Model can yield some counter intuitive assignments of districts to bidders.  In this example, the bidders are located in the Bronx and New Jersey.  The lowest responsive, responsible bidder is Bidder-1.

Bidder-1, located in the Bronx near the East River, can accept 50 tons of MSW per day.  Bidder-1’s facility is in District A, which produces 40 tons of MSW per day, and next to District B, which produces 10 tons of MSW a day.  Without the Transportation Model,

3

assigning these two districts to Bidder-1 might seem to yield the lowest cost.  This might be the lowest cost for these two districts, but it would not yield the lowest total cost to the City.

If each bidder is assigned the districts closest to them, nearby districts will quickly fill the facilities near the river.  This may leave some other districts having to send large amounts of MSW to a facility that is miles into New Jersey.  Because these loads would have to go a very long distance and require crews to work offshift, such deliveries would raise the total cost to the City significantly, wiping out any savings achieved by assigning District A and District B to Bidder-1.

The Transportation Model considers such factors, and sends District A and District B to a more distant facility and two other districts with 25 tons each to Bidder-1, resulting in the lowest total cost to the City.

4

EXHIBIT 3

New York City Department of Sanitation Transportation Model

	HEIGHT	LENGTH	WIDTH	TURNING RADIUS	TARE WEIGHT	EXTENDED HOPPER DUMP POSITION	WHEEL BASE	LENGTH FOR SCALE
COLL. TK. ALLEY 10 YD.	11’ 2”	21’10”	7’ 4”	27’ 1”	10.0	16’ 3”	10’ 0”	13’ 6”
COLL. TK. ALLEY 20 YD.	10’ 8”	26’ 9”	8’ 6”	27’ 8”	12.9	16’ 8”	13’ 7”	17’ 6”
COLL. CABLE TK. 25 YD.	11’ 6”	32’ 8”	8’ 9”	29’ 0”	19.2	21’ 0”	15’ 1”	21’ 0”
COLL. BPX TK. 25 YD.	11’ 6”	34’10”	8’10”	29’ 0”	21.7	17’11”	15’ 1”	21’ 0”
COLL. TK. 20 YD.	11’ 3”	29’ 9”	8’10”	26’6” – 29’0”	15.9 – 16.3	17’ 7”	14’ 6”	17’ 8”
COLL. TK. 25 YD.	11’ 6”	34’ 7”	8’10”	29’0” – 34’2”	18.3 – 19.5	18’ 0”	15’ 4”	21’ 0”
DUMP TK 16 YD.	10’ 0”	29’10”	8’ 7”	<45’	14.7	18’ 6”	18’ 6”	24’ 0”
DUMP TK 18 YD.	10’ 5”	29’10”	8’ 7”	40’ 4”	14.9	18’ 8”	18’ 6”	25’ 0”
DUMP TK 20 YD.	9’ 6”	20’ 4”	8’ 5”	40’ 4”	15.0	18’10”	18’ 7”	25’ 0”
E.Z. PACKS	12’ 7”	32’ 4”	8’ 8”	34’ 0”	18.7	15’10”	17’ 6”	23’ 4”
RO/RO	11’ 0”	36’ 0”	9’ 0”	<48’	16.2	16’ 6”	21’ 7”	28’ 0”
TRACTOR TRAILER	11’ 0”	61’10”	8’ 8”	<40’	32.1	N/A	42’ 6”	56’ 0”

EXHIBIT

EXHIBIT 4

[Tables and Charts Showing the Variations in Tonnage Delivered to the Private Transfer Stations
During Fiscal Year 2002]

EXHIBIT 5

A. Department Truck Upload

(1)	Record Type	1-1	A1	‘D’ (department truck)
(2)	Dump Date	2-9	N8	yyymmdd (=out date)
(3)	Dump time	10-15	N6	hhmmss (=out date)
(4)	Load Number	16-19	N4	0001-1000 (manual load
1001-9000 (computer load)
(5)	Weight Type	20	N1	1=computer actual
2=entered (from scale readout)/man
3=entered stat w. est. Net wgt/man
(6)	Laden Weight	21-25	N5	in pounds
(7)	Timestamp In	26-39	N14	yyyymmddhhmmss
(8)	Unladen Wgt	40-44	N5	in pounds
(9)	Receipt Number	45-51	N7
(10)	Scale ID	52-55	A4	to be determined
(11)	Weigmaster ID	56-61	A6
(12)	Net Weight	62-65	N4	in tons 99v99 (for weight type=3 only)
(13)	Truck ID	66-72	A7	xxxx999
(14)	Material Type	73-74	N2
(15)	Filler	75-150	A76	blanks
		Total	150

B. Non-Department Truck Upload

(1)	Record Type	1-1	A1	‘N’ (non-DS truck)
(2)	Dump Date	2-9	N8	yyyymmdd (=out date)
(3)	Dump time	10-15	N6	hhmmss (=out date)
(4)	Load Number	16-19	N4	0001-1000 (manual load)
1001-9000 (computer load
(5)	Weight Type	20-20	N1	1=computer actual
2=entered (from scale readout)/man
3=entered stat w. est. Net wgt/man
(6)	Laden Weight	21-25	N5	in pounds
(7)	Timestamp In	26-39	N14	yyyymmddhhmmss
(8)	Unladen Wgt	40-44	N5	in pounds
(9)	Receipt Number	45-51	N7
(10)	Scale ID	52-55	A4	to be determined
(11)	Weigmaster ID	56-61	A6
(12)	Net Weight	62-65	N4	in tons 99v99 (for weight type=3 only)
(13)	Account Type	66-67	A2
(14)	Permit Number	68-72	A5
(15)	Cubic Yards	73-74	N2

(16)	Badge Number	75-79	N5
(17)	Badge Entry Code	80-80	A1	‘S’=scanned, ‘e’=entered
(18)	Project Code	81-83	N3	when applicable
(19)	License Plate	84-93	A10
(20)	Container ID	94-103	A10
(21)	Filler	104-150	A47	blanks
		Total	150

Note:      Common data in positions 2-65, application specific in positions 1 and 1-150

EXHIBIT 6

[Delivery Receipt]

EXHIBIT 7

[Contractor’s Invoice]

MODULE D:

SERVICE AND SUPPLY AGREEMENT

TERMS OF THE AGREEMENT

SUPPLY AND SERVICE AGREEMENT - NEW YORK CITY
DEPARTMENT OF SANITATION

ARTICLE 1 - THIS AGREEMENT AND ITS DEFINITIONS
1.1	Parts of the Contract
1.2	Conflicts
1.3	Definitions

ARTICLE 2 - PERIOD OF PERFORMANCE AND TIME PROVISIONS

ARTICLE 3 - SCOPE OF CONTRACT WORK
3.1	Contract Work to be Performed
3.2	Contract Changes

ARTICLE 4 - PAYMENT AND LIQUIDATED DAMAGES

ARTICLE 5 - LIABILITY OF CONTRACTOR
5.1	General Liability
5.2	Protection of City Property
5.3	Infringements
5.4	Indemnification

ARTICLE 6 - INSURANCE, PAYMENT AND PERFORMANCE BONDS
6.1	Performance And Payment Bonds (When Called For by the Solicitation Documents)
6.2	Insurance Agreements in General
6.3	Retained Percentage If Required in Schedule A

ARTICLE 7 - PROVISIONS RELATING TO LABOR
7.1	Supervision by Contractor
7.2	Prohibited Acts
7.3	Notice of Labor Disputes
7.4	New York State Labor Law
7.5	Minimum Wage And Working Conditions
7.6	Non-Discrimination (E.O. 50)
7.7	Equal Employment And Affirmative Action Compliance for Non-Construction Consultants
7.8	City Administrative Code Non-discrimination Requirements

ARTICLE 8 - BOOKS AND RECORDS
8.1	Maintenance
8.2	Retention of Records
8.3	No Removal of Records From Premises
8.4	Audit by DSNY And the City

D-i

ARTICLE 9 - REPRESENTATIONS AND WARRANTIES
9.1	Procurement of Contract
9.2	Conflict of Interest
9.3	Fair Practice

ARTICLE 10 - COVENANTS OF THE CONTRACTOR
10.1	Employees of the Contractor
10.2	Independent Contractor Status
10.3	Confidentiality
10.4	Compliance With Law
10.5	Investigation Clause
10.6	Assignment of this Contract
10.7	Subcontracting
10.8	Publicity
10.9	Participation in an International Boycott
10.10	Inventions, Patents And Copyrights
10.11	Anti-trust
10.12	Political Activity
10.13	Clean Air Provisions

ARTICLE 11 - TERMINATION
11.1	Termination for Convenience
11.2	Termination for Cause
11.3	Conversion of Termination for Cause to Termination for Convenience
11.4	Termination Generally

ARTICLE 12 - RESOLUTION OF DISPUTE ARISING OUT OF CONTRACT ADMINISTRATION

ARTICLE 13 - MISCELLANEOUS
13.1	Choice of Law, Consent to Jurisdiction and Venue
13.2	General Release
13.3	Claims and Actions Thereon
13.4	No Claim Against Officers, Agents or Employees
13.5	Waiver
13.6	Notice
13.7	All Legal Provisions Deemed Included
13.8	Severability
13.9	Section Headings
13.10	No Estoppel

ARTICLE 14 - APPROVALS
14.1	Approval by the City of New York
14.2	Contract Subject to Review by the Financial Control Board
14.3	Other Approvals or Authorization

D-ii

ARTICLE 15 - CONTRACT SUBJECT TO THE PPB RULES

ARTICLE 16 - ENTIRE AGREEMENT

ARTICLE 17 - MACBRIDE PRINCIPALS

D-iii

DEPARTMENT OF SANITATION
CITY OF NEW YORK
SUPPLY AND SERVICE AGREEMENT

THIS CONTRACT made and entered into this19 day of September, 2003 by and between the City of New York acting by and through the Department of Sanitation (“DSNY”), located at 125 Worth Street, New York, N.Y. 10013, Room 710, and (the “Contractor”) IESI NY CORPORATION located at 2 Commerce St., Bayonne, NJ  07002.

WITNESSETH:

The parties in consideration of the mutual agreements contained in this Agreement, agree as follows:

ARTICLE 1 - THIS AGREEMENT AND ITS DEFINITIONS

1.1          Parts of the Contract

Except for titles, subtitles, headings, section headings, tables of contents, and indexes (all of which are printed in this Agreement and any other document included in the Contract merely for convenience) the following, except for such portions thereof as may be specifically excluded, are part of the Contract:

1.1.1	This Agreement and all of its exhibits;

1.1.2	The Advertisement;

1.1.3	The Information for Bidders;

1.1.4	All Addenda issued by the Commissioner prior to the receipt of bids;

1.1.5	The Bid;

1.1.6	The General Conditions;

1.1.7	Schedule A;

1.1.8	The Scope of Work (which may also be referred to as the Specifications), included in the solicitation package as Module C;

1.1.9	The Contract Drawings (if any);

1.1.10

The Procurement Policy Board Rules of the City, as amended.  In the event of a conflict between the Procurement Policy Board Rules and any other provision of this Contract the Procurement Policy Board Rules shall take Precedence.

1.1.11	All provisions required by law to be inserted in this Contract, whether actually inserted or not;

1.1.12	The Budget Director’s Certificate or Mayor’s Certificate as to funding;

1.1.13	Payment and Performance Bonds, if required by the solicitation;

1.3.10

City Chief Procurement Officer.  The New York City Chief Procurement Officer, the person delegated authority by the Mayor of the City of New York to coordinate and oversee procurement activities within mayoral agency staff including the Agency Chief Contracting Officers (ACCOs) and any offices which have oversight responsibility for the procurement of construction, computer and computer services.

1.3.11	City. The City of New York.

1.3.12	Commissioner. The Commissioner of Sanitation of the City of New York, or his or her authorized representative.

1.3.13	Comptroller. The Comptroller of the City of New York or his or her duly authorized representative.

1.3.14

Contract.  A written agreement between the City and a supplier, in an amount generally in excess of the small purchase limits, that gives rise to obligations that are enforced and recognized by law.  The parts of this Contract are listed in Section 1.1 of this Agreement.

1.3.15	Contract Drawings. Those drawings specifically entitled as such and listed in the Specifications or in any addendum, or any detailed drawings furnished in connection with this Contract.

1.3.16

Contract Modification.  Any alteration in specifications, delivery point, rate of delivery, period of performance, price, quantity, or other provisions of any contract signed and approved by the proper authorities, as required by law or rule.  It must be written, and, if required, approved by Corporation Counsel.  In addition, all contract changes, change orders, amendments, modifications and time extension shall be presented to the Comptroller for registration.

1.3.17

Contract Work.  Everything required to be provided and performed by the Contractor under this Contract, as more particularly set out in the Specifications, including, but not limited to, work, services and supplies.

1.3.18

Contracting Officer.  Any person duly authorized to enter into or to administer contracts and make written determinations with respect thereto. The term also includes an authorized representative acting within limits of authority.

1.3.19

Contractor.  The entity that has contracted with DSNY to perform this Contract, its successors, personal representatives, executors, administrators, assigns, and any successor contractor that is substituted for the Contractor to which this Contract was initially awarded.  Although the Contractor may be a corporation, a firm, a consultant, an individual, or a joint venture, the neutral pronoun it is used to refer to the Contractor in this Agreement when a pronoun is appropriate.

1.3.20	Detailed Specifications. The detailed work requirements tailored to the Contract and attached in Module C.

1.3.21	DSNY. The Department of Sanitation of the City of New York, acting by and through the Commissioner of the Department of Sanitation or his or her duly authorized representative.

1.3.22	Engineer or Architect. The DSNY engineer or architect in charge of the Contract Work.

1.3.23	E.O. 50. Executive Order No. 50, dated April 25, 1980.

1.3.24

Final Acceptance.  Final acceptance of the Contract Work by the Commissioner, as evidenced by the Commissioner’s signature upon a certificate of completion and acceptance filed in the Office of the Comptroller, a copy of which will be sent to the Contractor.  Final Acceptance shall be deemed to have taken place as the date stated in the certificate of completion and acceptance.

1.3.25

Information for Bidders.  The information for bidders attached to the solicitation package as Module A, including the Bid-Specific Information for Bidders and the Standard Supply and Service Information for Bidders.

1.3.26

Law(s).  The Constitution of the State of New York, the New York City Charter, the New York City Administrative Code, a statute of the United States or the State of New York, a local law of the City of New York, and any ordinance, rule or regulation having the force of law.

1.3.27

Materialman.  Any person, firm or corporation, other than employees of the Contractor, that contracts with the Contractor or any subcontractor to fabricate or deliver, or that actually fabricates or delivers, plants, materials or equipment to be incorporated in the Contract Work.

1.3.28	May. Denotes the permissive.

1.3.29	Must. Denotes the imperative.

1.3.30	Notice of Dispute. A notice from the Contractor to the Commissioner notifying DSNY of the existence of a dispute.

1.3.31	Notice to Commence Work. A notice sent by DSNY to the Contractor directing the Contractor to begin performing the Contract Work.

1.3.32	PPB. Acronym used to refer to the Procurement Policy Board.

1.3.33

Procurement Policy Board.  A board appointed by the Mayor and Comptroller pursuant to Section 311 of the New York City Charter, having authority and oversight with regard to the implementation of Chapter 13 of the New York City Charter and related statutes, codes, regulations, etc.

1.3.34

Schedule A.  A list of Contract-specific information, including (as applicable), but not limited to: (a) the term of this Contract; (b) insurance requirements; (c) bid security requirements; (d) payment, and performance security requirements; (e) retention provisions; (f) liquidated damages provisions; (g) subcontracting provisions; and (h) other requirements specific to this Contract.

1.3.35	Scope of Work. The detailed work requirements attached as Module C, which may also be referred to as the Specifications. The terms Specifications and Scope of Work are used interchangeably.

1.3.36	Shall. Denotes the imperative.

1.3.37	Site. An area upon which, or in which, the Contractor performs the Contract Work, and such other adjacent areas as may be designated by DSNY.

1.3.38	Solicitation Documents. The entire package of documents that is issued for the purpose of soliciting bids or proposals to enter into a Contract with DSNY.

1.3.39

Specifications.  All the directions, requirements and standards of performance applying to the Contract Work detailed in this Contract, including, but not limited to, some or all of the following: (a) the Detailed Specifications; (b) any special provisions; (c) any general specifications and provisions applicable to work of the type called for in this Contract; and (d) Contract Drawings (if any).  The terms Specifications and Scope of Work are used interchangeably.

1.3.40	Supplier or supplier. See Contractor.

ARTICLE 2 - PERIOD OF PERFORMANCE AND TIME PROVISIONS

The period of performance of this Contract is as shown in Schedule A, and/or the Specifications, commencing on the date shown in DSNY’s written Notice to Commence Work.

ARTICLE 3 - SCOPE OF CONTRACT WORK

3.1          Contract Work to be Performed

The Contractor agrees to perform all the Contract Work as set forth in the Solicitation Documents and the Contractor’s bid or proposal submitted in response to the Solicitation Documents.

3.2          Contract Changes

3.2.1

Changes may be made to this Contract only as duly authorized by the ACCO or his or her designee.  Contractors deviating from the requirements of an original purchase order or this Contract without a duly approved Change Order or written Contract modification or Contract amendment do so at their own risk.  All Changes Orders, Contract modifications and Contract amendments will become a part of this original Contract.  Any extra work so ordered by DSNY must be performed by the Contractor.  Contract changes will be made only for extra work and services necessary to complete the Contract Work included in the original scope of this Contract, and for non-material changes to the scope of the Contract Work.  Contract changes are not permitted for any material alteration in the scope of the Contract Work.  Contract changes may include any Contract revision deemed necessary by the Agency Chief Contracting Officer.

3.22

The Contractor may be entitled to a price adjustment for extra work performed or to be performed pursuant to a written change order.  If any part of the contract work is necessarily delayed by a change order, the Contractor may be entitled to an extension to time for performance.  Adjustments to price shall be validated for reasonableness by using appropriate price and cost analysis.

3.2.3

Any changes in contract amount due to authorized additional or omitted work require appropriate price and cost analysis to determine reasonableness.  In addition, except for non-construction requirements contracts, all changes that cumulatively exceed the greater of 10% of the original contract amount or $100,000 shall be approved by the CCPO.

ARTICLE 4 - PAYMENT AND LIQUIDATED DAMAGES

4.1           The City agrees to pay and the Contractor agrees to accept, as full consideration for the complete and satisfactory performance of the Contract Work required under this Contract, the amount set forth in its bid (as it may have been adjusted pursuant to the PPB Rules).  Payment(s) shall be made within 30 days after the filing with the Comptroller of voucher(s) for such payment(s).  The Commissioner shall file such voucher(s) with the Comptroller within 30 days after the receipt of invoices for such payment(s).  In the event any items in the filing may be questioned or disputed by the Commissioner, these items may be deleted from the billing until their resolution and the remainder of the billing shall be processed within the above period(s).

4.2           The Contractor shall submit numbered invoices for payment in accordance with the payment schedule established in the Specifications.  Such invoices shall set forth the Contract Work for which payment is requested, and approval thereof by DSNY shall be a prerequisite to payment.  All payment shall be subject to such provisions for set off as may be set forth in this Agreement and in the Specifications.

4.3           Payments shall be made out of such monies as may be reserved by the Comptroller for the purpose provided in this Contract.  This Contract and all payments under this Contract shall be subject to audit by DSNY and post audit by the Comptroller in accordance with the New York City Charter and Administrative Code.  The City is exempt from the payment of any federal, New York State, and City sales or excise taxes.

4.4          Pricing

4.4.1

The Contractor shall, whenever required during this Contract, including but not limited to the time of bidding or proposing, submit cost or pricing data and formally certify that, to the best of its knowledge and belief, the cost or pricing data submitted was accurate, complete, and current as of a specified date.  The Contractor shall be required to keep its submission of cost and pricing data current until this Contract has been completed.

4.4.2

The price of any Change Order or Contract modification or Amendment subject to the conditions of Section 4.6.1 shall be adjusted to exclude any significant sums by which the City finds that such price was based on cost or price data furnished by the supplier which was inaccurate, incomplete, or not current as of the date agreed upon between the parties.

4.4.3	Time for Certification. The Contractor must certify that the cost or pricing data submitted are accurate, complete, and current as of a mutually determined date.

4.4.4.	Refusal to Submit Data. When any Contractor refuses to submit the required data to support a price, the Contracting Officer shall not allow the price.

4.4.5

Certificate of Current Cost or Pricing Data.  Form of Certificate.  In those cases when cost or pricing data is required, certification shall be made using a certificate substantially similar to the one contained in the PPB Rules, and such certification shall be retained in the Agency Contract File.

4.5          Most Favorable Customer Clause: The Contractor warrants and represents that the prices, warranties, conditions, benefits and terms set forth in this Contract are at least equal to or more favorable to the City than the prices, warranties, benefits and terms now charged or offered by the Contractor, or that may be charged or offered by the Contractor for the same or substantially similar products as described in this Contract.  If at any time from the bid opening date until final acceptance has been made under this Contract, the Contractor provides prices, warranties, benefits, terms more favorable than those provided to the City under this Contract, then the Contractor shall promptly thereafter notify the City of such fact and take such steps to amend this Contract to the changed more favorable prices, warranties, conditions, benefits or terms, provided that the City shall have the right and option to decline any such change(s).  If the Contractor is of the opinion that apparently more favorable price, warranty, benefit or terms charged or offered a customer during the time indicated above is not in fact more favored treatment, the Contractor will promptly notify the Commissioner in writing setting forth in detail the reason that it believes said apparently more favored treatment is not in fact more favored treatment.

4.6          Assessment of Liauidated Damages: If provided for in either the Scope of Work or in Schedule A, liquidated damages for failure to perform the Contract Work in compliance with the terms of this Contract shall be assessed by DSNY against the Contractor in accordance with those provisions for the period(s) (day, hour, etc.), or a fraction thereof, given in the Scope of Work and/or in Schedule A.  In view of the difficulty of accurately ascertaining the loss which the City will suffer because of a failure to perform and/or complete the Contract Work, liquidated damages, in the amount set forth in the Scope of Work and/or in Schedule A, are fixed and agreed upon as liquidated damages and not as a penalty.

Liquidated damages received under this Contract are not intended to be, nor shall they be treated as, either a partial or full waiver or discharge of the City’s right to indemnification under Section 5.4, of the Contractor’s obligation to indemnify the City, or of any other remedy provided for by this Contract or by Law.

The Comptroller will deduct and retain out of the monies which may become due under this Contract the amount of any such liquidated damages.  In case the amount of liquidated damages which may become due are less than the damages suffered by the City, the Contractor will be liable to pay the difference upon demand by DSNY.

4.7          Right of Setoff:  The City and DSNY shall have the right of setoff against any unpaid amount due to the Contractor under this Contract or any other agreement between DSNY and the Contractor as a partial remedy for any of the Contractor’s breaches of any representation, warranties, or agreements set forth in this Contract, including but not limited to the performance of the Contract Work.  This right of setoff shall survive the termination of this Contract.

4.8          Prompt Payment:  The Prompt Payment provisions set forth in the PPB Rules in effect at the time of this solicitation will be applicable to payments under this Contract.  The provisions require the payment to contractors of interest on payments made after the required payment date except as set forth in the applicable sections of the PPB Rules.  The Contractor must submit a proper invoice to receive payment, except where this Contract provides that the Contractor will be paid at predetermined intervals without having to submit an invoice for each scheduled payment.  Determinations of interest due will be made in accordance with the provisions of the PPB Rules and General Municipal Law 3-a.

ARTICLE 5 - LIABILITY OF CONTRACTOR

5.1          General Liability

5.1.1

The Contractor shall be solely responsible for all physical injuries or death to its agents, servants, or employees or to any other person and for all damage to any property sustained during its operations and Contract Work under this Contract resulting from any act of omission or commission or error in judgment of any of its officers, trustees, employees, agents, servants, or independent contractors.  The Contractor shall be solely responsible for the safety and protection of all of its employees whether due to the negligence, fault or default of the Contractor or not.

5.1.2

In the event that any claim is made or any action is brought against the City arising out of negligence or careless acts or any employee of the Contractor either within or without the scope of his or her employment, or arising out of the Contractor’s negligent performance of this Contract, or any act included in Section 5.1.1, above, then the City shall have the right to withhold further payments hereunder for the purpose of set-off in sufficient sums to cover that claim or action.  The rights and remedies of the City provided for in this clause shall not be exclusive and are in addition to any other rights and remedies provided by law or this Contract.

5.2          Protection of City Property

5.2.1

The Contractor assumes the risk of, and shall be responsible for any loss or damage to City property, including property and equipment leased by the City, used in the performance of this Contract, and caused, either directly or indirectly, by the acts, conduct, omissions or lack of good faith of the Contractor, its officers, managerial personnel employees, or any person, firm, company, agent or others engaged by the Contractor as expert, consultant, specialist or subcontractor hereunder.

5.2.2

In the event any such City property is lost or damaged except for normal wear and tear, or to the extent that such property is consumed in the performance of this Contract, then the City shall have the right to withhold further payments hereunder for the purpose of set-off in sufficient sums to cover such loss or damage.

5.2.3

The Contractor agrees to indemnify the City and hold it harmless from any and all liability or claim for damages due to any such loss or damage to any such City property described in Section 5.1.1 above.

5.2.4	The rights and remedies of the City provided in this Agreement shall not be exclusive and are in addition to any other rights and remedies provided by law or by agreement.

5.2.5

If City property is lost, damaged or destroyed as result of the operations of the Contractor or its subcontractors, in the performance of this Contract, or from its or their failure to comply with any of the provisions of this Contract, or by law, the Contractor shall indemnify and hold the City harmless from any and all costs and expense which the City may be subjected to which it may suffer or incur by reason thereof.

5.3          Infringements

The Contractor shall be liable to DSNY and hereby agrees to indemnify and hold DSNY harmless for any damage or loss or expense sustained by DSNY from any infringement by the Contractor of any copyright, trademark or patent rights of design, system, drawings, graphs, charts, specifications or printed matter furnished or used by the Contractor in the performance of this Contract.

5.4          Indemnification

To the maximum extent permitted by law, the Contractor covenants that it will protect, indemnify, and hold DSNY harmless from and against all liabilities, actions, damages, claims, demands, judgments, losses, costs, expenses, suits or actions for personal injury to, or death of, any person or persons, or loss or damage to property caused by: (a) the breach by the Contractor of any of its representations, warranties, or agreements contained in this Agreement including misstatements in filings relied upon for award; (b) the performance or non-performance of the Contractor’s obligations under this Contract; (c) the negligent or intentional acts or omissions of the Contractor, its officers, trustees, employees, agents, servants, or independent contractors.  The Contractor shall promptly notify DSNY of the assertion of any claim against which such other party is indemnified hereunder, shall give the other party the opportunity to defend such claim, and shall not settle such claim without the written approval of the City’s Corporation Counsel.  The indemnification established under this Section shall not preclude any remedies at law or in equity and shall survive the termination of this Contract.

ARTICLE 6 - INSURANCE, PAYMENT AND PERFORMANCE BONDS

6.1          Performance And Payment Bonds (When Called For by the Solicitation Documents)

6.1.1

The Contractor shall, prior to or at the same time of execution of this Contract, deliver to the City a performance bond and a payment bond as security for the payment of all persons performing labor or furnishing material in connection with this Contract, if payment and performance bonds are required in Schedule A.  The payment and performance bonds must have as surety a surety company or surety companies that are licensed by the State of New York, authorized to do business in the State of New York and approved by DSNY.  The payment and performance bonds shall be in the amount specified in Schedule A and must be in the form included in the Invitation for Bid package.

6.1.2

In lieu of a payment and performance bonds, a Contractor may deposit with the Comptroller money, or obligations of the City which the Comptroller shall approve as of equal value with the amount of the Performance and Completion Bond, or a letter of credit in a form acceptable to DSNY through an institution approved by the City as the Comptroller may deem as appropriate.

6.1.3

Whenever a Contractor deposits obligations of the City in lieu of a performance and completion bond (a performance bond) and a labor and material bond (a payment bond), it shall be with the understanding that the Comptroller, or his or her successors, may sell and use the proceeds thereof, for any purpose for which the principal or surety on such bond would be liable under the terms of this Contract.  If money is deposited with the Comptroller, the Contractor shall not be entitled to receive interest on such money from the City.

6.2          Insurance Agreements in General

6.2.1	Required Insurance

The Contractor is required to obtain and to maintain the insurance described in Schedule A of the Insurance General Conditions, which is incorporated into this Contract.  Schedule A, and the Insurance General Conditions that set forth the detailed requirements for insurance, are incorporated into this Contract as if set forth herein.

6.2.2	Workers’ Compensation and Disability Benefits

If employees engaged in the Contract Work are required to be insured by the provision of Chapter 615 of the Laws of 1922, the Workers’ Compensation Law, as amended, this Contract shall be void and of no effect unless the Contractor secures Workers Compensation Insurance (inclusive of disability benefits) for the benefit of those employees, and keeps the insurance in effect during the time of this Contract.

6.3          Retained Percentage If Required in Schedule A

6.3.1

As further security for the faithful performance of this Contract, the Commissioner shall deduct, and retain, until the substantial completion of the Contract Work, a percentage as indicated in the Schedule A of this Contract, of the value of Contract Work certified for payment in each partial payment voucher.  In case of a unit price contract, the percent retained shall be a percentage of the estimated amount set forth in Schedule A to be paid to the Contractor under this Contract.

6.3.2

However, in contracts where full performance and payment bonds are not furnished as further security for the faithful performance of this Contract, the Commissioner shall deduct, and retain until the substantial completion of the Contract Work, 10% of the value of Contract Work certified for payment in each partial payment voucher, or, in case of a unit price contract, 10% of the estimated amount to be paid to the Contractor under this Contract.

ARTICLE 7 - PROVISIONS RELATING TO LABOR

7.1          Supervision by Contractor

7.1.1

The Contractor shall give its personal supervision to the Contract Work or have a competent manager, foreman or supervisor satisfactory to the Commissioner assigned to the Contract Work at all times during performance of this Contract.

7.12

In the performance of this Contract, the Contractor shall utilize competent and qualified persons.  All such persons are the employees of the Contractor and not of the City and the Contractor shall be responsible for their acts, personal conduct and work.

7.1.3

All Contract Work shall be performed in a skillful and workman-like manner.  The Commissioner may require, and the Contractor agrees to, the removal from the Contract Work of any of the Contractor’s personnel or its subcontractor’s personnel deemed incompetent, careless or otherwise objectionable by the Commissioner.  With or without cause, DSNY may cause any personnel supplied by the Contractor to be removed from the Contract Work by notifying the Contractor by phone that DSNY desires such removal.  The Contractor agrees to remove the identified personnel upon receipt of notification.

7.1.4	DSNY shall have the right to have representatives of DSNY, the City and State of New York, or the federal government present at the Site to observe the Contract Work being performed.

7.2          Prohibited Acts

The Contractor shall not employ any labor, or utilize materials or means which employment or utilization during the course of this Contract may in any way tend to cause or result in strikes, work stoppage, delays, suspensions of Contract Work or similar troubles by workmen employed by the Contractor, or by any of the trades working in or about the buildings and premises where Contract Work is being performed under this

Contract, or by contractors or their subcontractors pursuant to other agreements or contracts, or on any other building premises owned or operated by the City, its agencies, departments, boards or authorities.  Any violation by the Contractor of these requirements shall be considered as proper and sufficient cause for declaring the Contractor to be in default.

7.3          Notice of Labor Disputes

Whenever the Contractor has knowledge that any actual or potential labor dispute is delaying or threatens to delay the timely performances of this Contract, the Contractor shall immediately give notice to DSNY, including all relevant information with respect thereto.

7.4          New York State Labor Law

The Contractor agrees to carry out all applicable provisions of the Labor Law of the State of New York in the performance of this Contract.  If DSNY anticipates that workers whose wages are covered by Labor Law Section 220 or Labor Law Section 231 may perform Contract Work, those wage rates are included in the Solicitation Documents and are incorporated into this Contract.  However, if DSNY fails to include those wage rates, and the Contractor has such workers, the Contractor must pay those workers the required wage rates.

7.5          Minimum Wage And Working Conditions

7.5.1

Except for employees whose minimum wage is required to be fixed pursuant to Section 220 (d) of the Labor Law of the State of New York, or persons employed by the Consultant and any subcontractor in the manufacture or furnishing of the work, labor and services, used in the performance of this Contract will be paid not less than the federal minimum wage.

7.5.2

For any breach or violation of any of the provisions of Section 7.5.1, the Contractor shall be liable to the City for damages equal to the amount of any underpayment for wages due to any employee engaged in the performance of this Contract, which may be withheld from any amounts due under this Contract or may be recovered in suits brought by the Corporation Counsel in the name of the City.  Such damages are in addition to damages for any other breach of this Contract.  In addition, for violation of this Section 7.5.1, the Commissioner shall have the right to cancel this Contract and enter into other contracts for the completion of the Contract Work, charging any additional cost to the Contractor.  All sums withheld or recovered as deductions, rebates, refunds, or underpayment of wages for violation of the provisions of this Section 7.5.1 shall be held in a special deposit account and shall be paid without interest, on order of the City Commissioner of Labor, directly to the employees who have been paid less than minimum rates of pay required by Section 7.5.1 and on whose account such sums were withheld or recovered, provided that no claims by employees for such payments shall be entertained unless made within one year from the date of actual notice to the Contractor of the withholding or recovery of such sums by the City.

7.5.3

No part of the Contract Work will be performed or rendered by the Contractor in any plants, factories, buildings or surroundings or working under conditions which are unsanitary or hazardous or dangerous to the health and safety of employees engaged in the performance of this Contract.  Compliance with the safety, sanitary and factory inspection laws of the state in which the Contract Work is to be performed shall be prima facie evidence of compliance with this Section.

7.6          Non-Discrimination (E.O. 50)

7.6.1                This Contract is subject to the requirements of Executive Order No. 50 (April 25, 1980) (E.O. 50) and its implementing rules and regulations.  No Contract will be awarded unless and until such requirements have been complied with in their entirety.  By signing this Contract the Contractor agrees that it:

7.6.1.1

will not discriminate against any employee or applicant for employment because of race, creed, color, national origin, sex, age, disability, marital status, or sexual orientation with respect to all employment decisions including, demotion, downgrading, transfer, training, rates of pay or other forms of compensation, layoff, termination, and all other terms and conditions of employment;

7.6.1.2

when it subcontracts, will not engage in any unlawful discrimination in selection of subcontractors on the basis of owner’s race, color, creed, national origin, sex, age, disability, martial status or sexual orientation;

7.6.1.3

will state in all solicitations or advertisements for employees placed by or on behalf of the Contractor that all qualified applicants will receive consideration for employment without regard to race, creed, color, national origin, sex, age, disability, marital status, sexual orientation;

7.6.1.4

will send to each labor organization or representative or workers with which it has a collective bargaining agreement or other contract or memorandum of understanding, written notification of its equal employment opportunity commitments under E.O. 50 and their implementing rules and regulations; and

7.6.1.5	will furnish all information and reports including an Employment Report before the award of this Contract that are required by E.O. 50, its implementing rules and regulations, and orders, of the

Director of the Division of Labor Services (“DLS”), and will permit access to its books, records, and accounts by DSNY for the purposes of investigation to ascertain compliance with such for such rules and regulations for a period of six years after completion of the Contract Work.

7.6.2                The Contractor understands that in the event of its noncompliance with the nondiscrimination clauses of this Agreement or with any of such rules, regulations, or orders, such noncompliance shall constitute a material breach of this Contract and noncompliance with E.O. 50 and its implementing rules and regulations.  After a hearing held pursuant to such rules, the Director of the Office of Labor Services may direct the imposition by the Commissioner of any or all of the following sanctions:

7.6.2.1                         disapproval of the Contractor;

7.6.2.2                         suspension or Termination of this Contract;

7.6.2.3                         declaring the Contractor in default; or

7.6.2.4                         in lieu of any of the foregoing sanctions, the Director of Labor Services may impose an Employment Program.

7.6.3                The Contractor agrees to include the provisions of the foregoing Sections in every subcontract or purchase order in excess of $50,000 to which it becomes a party unless exempted by E.O. 50 and its implementing rules and regulations, so that such provisions will be binding upon each subcontractor.  The Contractor will take such action with respect to any subcontract or purchase order as may be directed by the Director of the Office of Labor Services as a means of enforcing such provision including sanctions for noncompliance.

7.6.4                The Contractor further agrees that it will refrain from entering into any contract or contract modification subject to E.O. 50 and its implementing rules and regulations with a subcontractor who is not in compliance with the requirements of E.O. 50 and its implementing rules and regulations.

7.7          Equal Employment And Affirmative Action Compliance for Non-Construction Consultants

7.7.1                As required by Section 220-e of the New York State Labor Law, the Contractor agrees:

7.7.1.1                         that in the hiring of employees for the performance of work under this Contract and any subcontract hereunder, no contractor, subcontractor, nor any person acting on behalf of such contractor or subcontractor shall by reason of race, creed, color, sex, or national origin discriminate against any citizen of the State of New York who is qualified and available to perform the work to which the employment relates;

7.7.1.2                         that no contractor, subcontractor, nor any person acting on his or her behalf shall, in any manner, shall discriminate against or intimidate any employee hired for the performance of work under this Contract on account of race, creed, color, sex, or national origin;

7.7.1.3                         That there may be deducted from the amount payable to the Consultant by the City under this Contract a penalty of five hundred dollars ($500) for each person for each calendar day during which such a person is discriminated against or is intimidated in violation of the provisions of this Contract; and

7.7.1.4                         that this Contract can be canceled or terminated by the City and all monies due or to become due hereunder may be forfeited, for a second or any subsequent violation of the terms or conditions of this Section 7.7.1 of the Agreement.

7.7.2                The provisions of this Section covering every contract for or on behalf of the State or a municipality for the manufacture, sale or distribution of materials, equipment or supplies shall be limited to operations performed within the territorial limits of the State of New York.

7.8          City Administrative Code Non-discrimination Requirements.  As required by Section 6-108 of the New York City Administrative Code:

7.8.1                It shall be unlawful for any person engaged in the construction, alteration, or repair of buildings or engaged in the construction or repair of streets or highways pursuant to a contract with the City or engaged in the manufacture, sale or distribution of materials, equipment or supplies pursuant to a contract with the City to refuse to employ or to refuse to continue in any employment any person on account of race, color, or creed of such person.

7.8.2                It shall be unlawful for any person or any servant, agent, or employee of any person, described in Section 7.8.1 above, to ask, indicate or transmit, orally or in writing, directly or indirectly, the race, color, or creed or religious affiliation of any person employed or seeking employment from such person, firm or corporation.

7.8.3                Disobedience of the foregoing provisions shall be deemed a violation of a material provision of this Contract.

7.8.4                Any person, or the employee, manager or owner who shall violate any of the provisions of this Section 7.8 shall, upon conviction thereof, be punished by a fine of not more than one hundred dollars or by imprisonment of not more than thirty days, or both.

ARTICLE 8 - BOOKS AND RECORDS

8.1          Maintenance

The Contractor agrees to maintain separate and accurate books, records, documents and other evidence and to use accounting procedures and practices which sufficiently and properly reflect all direct and indirect costs of any nature expended in the performance of this Contract.

8.2          Retention of Records

The Contractor agrees to retain all books, records, and other documents relevant to this Contract for six years after the final payment or termination of this Contract whichever is later.  City, New York State, and federal auditors and any other persons duly authorized by DSNY shall have full access to and the right to examine any of said materials during said period.

8.3          No Removal of Records From Premises

Where performance of this Contract involves use by the Contractor of DSNY papers, files, data or records at DSNY facilities or offices, the Contractor shall not remove any such papers, files, data or records therefrom without the prior approval of DSNY’s designated official.

8.4          Audit by DSNY And the City

8.4.1                All vouchers or invoices presented for payment to be made hereunder, and the books, records and accounts upon which said vouchers or invoices are based are subject to audit by the DSNY and by the Comptroller pursuant to the powers and responsibilities as conferred upon DSNY and the Comptroller by the New York City Charter and Administrative Code of the City of New York, as well as all orders and regulations promulgated pursuant thereto.

8.4.2                The Contractor shall submit any and all documentation and justification in support of expenditures or fees under this Contract as may be required by DSNY and the Comptroller so that they may evaluate the reasonableness of the charges and shall make its records available to DSNY and to the Comptroller as they consider necessary.

8.4.3                All books, vouchers, records, reports, canceled checks and any and all similar material may be subject to periodic inspection, review and audit by the State of New York, the federal government and other persons duly authorized by the City.  Such audit may include examination and review of the source and application of all funds whether from the City, any state, the federal government, private sources or otherwise.

8.4.4                The Contractor shall not be entitled to final payment under this Contract until all requirements have been satisfactorily met.

ARTICLE 9 - REPRESENTATIONS AND WARRANTIES

9.1          Procurement of Contract

9.1.1                The Contractor represents and warrants that no person or selling agency has been employed or retained to solicit or secure this Contract upon an agreement or understanding for a commission, percentage, brokerage fee, contingent fee, or any other compensation.  The Contractor further represents and warrants that no payment, gift or thing of value has been made, given or promised to obtain this or any other agreement between the parties.  The Contractor makes such representations and warranties to induce the City to enter into this Contract, and the City relies upon such representations and warranties in the execution of this Contract.

9.1.2                For a breach or violation of such representations or warranties, the Commissioner shall have the right to annul this Contract without liability, entitling the City to recover all monies paid under this Contract and the Contractor shall not make claim for, or be entitled to recover, any sum or sums due under this Contract.  This remedy, if effected, shall not constitute the sole remedy afforded the City for the falsity or breach, nor shall it constitute a waiver of the City’s right to claim damages or refuse payment or to take any other action provided for by Law or pursuant to this Contract.

9.2          Conflict of Interest

The Contractor represents and warrants that neither it nor any of its directors, officers, members, partners or employees, have any interest, nor shall they acquire any interest, directly or indirectly which would or may conflict in any manner or degree with the performance or rendering of the Contract Work provided in this Contract.  The Contractor further represents and warrants that in the performance of this Contract no person having such interest or possible interest shall be employed by it.  No elected officials or other officer or employee of DSNY or the City, nor any person whose salary is payable, in whole or part, from the City Treasury, shall participate in any decision relating to this Contract which affects his or her personal interest or the interest of any corporation, partnership or association in which he or she is, directly or indirectly, interested nor shall any such person have any interest, direct or indirect, in this Contract or in its proceeds.

9.3          Fair Practice.  The Contractor and each person signing on behalf of any Contractor represents, warrants and certifies, under penalty of perjury, that to the best of its knowledge and belief:

9.3.1

The prices in this Contract have been arrived at independently without collusion, consultation, communication, or agreement, for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or proposer, or with any competitor that did not submit a bid.

9.3.2

Unless otherwise required by law, the prices which have been quoted in this Contract and on the bid submitted by the Contractor have not been knowingly disclosed by the Contractor prior to the bid opening, directly or indirectly, to any other bidder or proposer, or any competitor that did not submit a bid; and

9.3.3	No attempt has been made or will be made by the Contractor to indicate any other person, partnership or corporation to submit or not to submit a bid for the purpose of restricting competition.

9.3.4

The fact that the Contractor (a) has published price lists, rates, or tariffs covering items being procured, (b) has informed prospective customers of proposed or pending publication of new or revised price lists for such items, or (c) has sold the same items to other customers at the same prices being bid or proposed, does not constitute, without more, a disclosure within the meaning of the above.

ARTICLE 10 - COVENANTS OF THE CONTRACTOR

10.1        Employees of the Contractor

All experts, consultants, subcontractors, or employees of the Contractor who are employed by the Contractor to perform Contract Work under this Contract are neither employees of the City nor under contract to the City and the Contractor alone is responsible for their work, direction, compensation and personal conduct while engaged under this Contract.  Nothing in this Contract shall impose any liability or duty on the City for the acts, omissions, liabilities or obligations of the Contractor or any person, firm, company, agency, association, corporation or organization engaged by the Contractor as expert, consultant, subcontractor, independent contractor, specialist, trainee, employee, servant, or agent or for taxes of any insurance, workers compensation, disability benefits and social security, or, except as specifically stated in this Contract to any person, firm or corporation.

10.2        Independent Contractor Status

The Contractor and DSNY agree that the Contractor is an independent contractor, and not an employee of DSNY or the City, and that in accordance with such status as independent contractor, the Contractor covenants and agrees that neither it nor its employees or agents will hold themselves out as, nor claim to be, officers or employees of the City, or of any department, agency or unit thereof, by reason hereof, and that they will not, by reason hereof, make any claim, demand or application to or for any right of privilege applicable to an officer of or employee of the City, including, but not limited to, Worker’s Compensation coverage, unemployment insurance benefits, Social Security coverage or employee retirement membership or credit.

10.3        Confidentiality

All of the reports, information or data, furnished to or prepared, assembled or used by the Contractor under this Contract are to be held confidential, and prior to publication, the Contractor agrees that the same shall not be made available to any individual or organization without the prior written approval of DSNY.  The provisions of this Section shall remain in full force and effect following termination of, or cessation of the Contract Work required by this Contract.

10.4        Compliance With Law

The Contractor shall render all Contract Work under this Contract in accordance with the applicable provision of federal, City and State of New York, and local laws, rules and regulations as are in effect at the time such Contract Work is rendered.

10.5        Investigation Clause

10.5.1              The parties to this Contract agree to cooperate fully and faithfully with any investigation, audit or inquiry conducted by a New York State or a City governmental agency or authority that is empowered directly or by designation to compel the attendance of witnesses and to examine witnesses under oath, or conducted by the Inspector General of a governmental agency that is a party in interest to the transaction, submitted bid or submitted proposal, agreement, contract, lease, permit, or license that is the subject of the investigation, audit or inquiry.

10.5.2              If any person who has been advised that his or her statement, and any information from such statement, will not be used against him or her in any subsequent criminal proceeding refuses to testify before a grand jury or other governmental agency or authority empowered directly or designation to compel the attendance of witnesses and to examine witnesses under oath concerning the award of or performance under any transaction, agreement, lease, permit, contract, or license entered into with the City, the State of New York, or any political subdivision or public authority thereof, or the Port Authority of New York and New Jersey, or any local development corporation within the City, or any public benefit corporation organized under the Laws of the State of New York, or;

10.5.3              If any person refuses to testify for a reason other than the assertion of his or her privilege against self-incrimination in an investigation, audit or inquiry conducted by a City or New York State governmental agency or authority empowered directly or by designation to compel the attendance of witnesses and to take testimony under oath or by the Inspector General of the governmental agency that is a party in interest in, and is seeking testimony concerning the award of, or performance under, any transaction agreement, lease, permit, contract, or license entered into with the City, the State of New York, or any political subdivision thereof or any local development corporation within the City then;

10.5.4              The Commissioner, whose agency is a party in interest to the transaction, submitted bid, submitted proposal, agreement, contract, lease, permit, or license shall convene a hearing, upon not less than five (5) days written notice to the parties involved to determine if any penalties should attach for the failure of a person to testify.

10.5.5              If any non-governmental party to the hearing requests an adjournment, the Commissioner who convened the hearing may, upon granting the adjournment, suspend any agreement, contract, lease, permit, or license, pending the final determination pursuant to Section 10.5.7 below without the City incurring any penalty or damages for delay or otherwise.

10.5.6              The penalties which may attach after a final determination by the Commissioner may include but shall not exceed:

10.5.6.1                       The disqualification for a period not to exceed five (5) years from the date of an adverse determination for any person, or any entity of which such person was a member at the time the testimony was sought, from submitting bids or proposals for, or transacting business with, or entering into or obtaining any agreement, contract, lease, permit, or license with or from the City; and/or

10.5.6.2                       The cancellation or termination of any and all such existing City contracts, leases, permits or licenses that the refusal to testify concerns and that have not been assigned as permitted under this Contract, nor the proceeds of which pledged, to an unaffiliated and unrelated institutional lender for fair value prior to the issuance of the notice scheduling the hearing, without the City incurring any penalty or damages on account of such cancellation or termination; monies lawfully due for goods delivered, work done, rentals, or fees incurred prior to the cancellation or termination shall be paid by the City.

10.5.7              The Commissioner shall consider and address in reaching his or her determination and in assessing an appropriate penalty the factors in Sections 10.5.7.1 and 10.5.7.2 below.  He or she may also consider, if relevant and appropriate, the criteria established in Sections 10.5.7.3 and 10.5.7.4 below in addition to any other information which may be relevant and appropriate:

10.5.7.1                       The party’s good faith endeavors or lack thereof to cooperate fully and faithfully with any governmental investigation or audit, including but not limited to the discipline, discharge, or dissociation of any person failing to testify, the production of accurate and complete books and records, and the forthcoming testimony of all other members, agents, assignees or fiduciaries whose testimony is sought.

10.5.7.2                       The relationship of the person who refused to testify to any entity that is a party to the hearing, including, but not limited to, whether the person whose testimony is sought has an ownership interest in the entity and/or the degree of authority and responsibility the person has within the entity.

10.5.7.3                       The nexus of the testimony sought to the subject entity and its agreements, contracts, leases, permits or licenses with the City.

10.5.7.4                       The effect a penalty may have on an unaffiliated and unrelated party or entity that has a significant interest in an entity subject to penalties under Section 10.5.6 above, provided that the party or entity has given actual notice to the Commissioner upon the acquisition of the interest, or at the hearing called for in Section 10.5.4 above gives notice, and proves that such interest was previously acquired.  Under either circumstance the party or entity must present evidence at the hearing demonstrating the potential adverse impact a penalty will have on such person or entity.

10.5.8              Definitions Used in this Section 10.5:

10.5.8.1                       The term “license” or “permit” as used in this Section 10.5 shall be defined as a license, permit, franchise or concession not granted as a matter of right.

10.5.8.2                       The term “person” as used in this Section 10.5 shall be defined as any natural person doing business alone or associated with another person or entity as a partner, director, officer, principal or employee.

10.5.8.3                       The term “entity” as used in this Section 10.5 shall be defined as any firm, partnership, corporation, association, or person that receives monies, benefits, licenses, leases, or permits from or through the City or otherwise transacts business with the City.

10.5.8.4                       The term “member” as used in this Section 10.5 shall be defined as any person associated with another person or entity as a partner, director, officer, principal or employee.

10.5.9              In addition to and notwithstanding any other provision of this Contract the Commissioner may, in his or her sole discretion, terminate this Contract upon not less than three days written notice in the event the Contractor fails to promptly report in writing to the Commissioner of the Department of Investigations (“DOI”) of the City any solicitation of money, goods, requests for future employment or other benefit or thing of value, by or on behalf of any employee of the City or other person, firm, corporation or entity for any purpose which may be related to the procurement or obtaining of this Contract by the Contractor, or affecting the performance of this Contract.

10.6        Assignment of this Contract

10.6.1              The Contractor shall not assign, transfer, convey, sublet or otherwise dispose of this Contract, or of the Contractor’s power of attorney or otherwise, any of its rights to receive monies due or to become due under this Contract, unless the prior written consent of DSNY shall be obtained.  Any such assignment, transfer, convenience, sublease or other disposition without such consent shall be void.

10.6.2              In the event that the Contractor assigns, transfers, conveys, sublets or otherwise disposes of this Contract as specified in Section 10.6.1 above, without the prior written consent of DSNY, DSNY shall revoke and annul this Contract and DSNY shall be relieved and discharged from any and all liability and obligations growing out of this Contract to the Contractor, its assignees, transferees or subleasees shall forfeit and lose all monies theretofore earned under this Contract except so much thereof as may be required to pay the Contractor’s employees.

10.6.3              The provisions of this Section shall not hinder, prevent or affect an assignment by the Contractor for the benefit of its creditors made pursuant to the laws of the State of New York.

10.6.4              This Contract may be assigned by the City to any corporation, agencies or instrumentality having authority to accept such assignment.

10.7        Subcontracting

10.7.1              The Contractor agrees not to enter into any subcontracts for the performance of the obligations, in whole or in part, under this Contract without the prior written approval of DSNY.  Two copies of each such proposed subcontract shall be submitted to DSNY with the Contractor’s written request for approval.

10.7.2              All such subcontracts shall contain provisions specifying:

10.7.2.1                       that the Contract Work performed by the subcontractor must be in accordance with the terms of this Contract between DSNY and the Contractor;

10.7.2.2                       that nothing contained in a subcontract shall impair the rights of DSNY;

10.7.2.3                       that nothing contained in a subcontract, or under this Contract between DSNY and the Contractor, shall create any contractual relationship between the subcontractor and DSNY; and

10.7.2.4                       that the subcontractor specifically agrees to be bound by the confidentiality provision, the MacBride Principles attached as Exhibit A, the Non-Discrimination (E.O. 50) provisions, and the Investigations provisions set forth in this Contract between DSNY and the Contractor.

10.7.3              The Contractor agrees that it is fully responsible to DSNY for the acts and omissions of the subcontractors and of persons either directly or indirectly employed by them as it is for the acts and omissions of persons directly employed by it.

10.7.4              The approval required by Section 10.7.1 is required in all cases other than individual employer employee contracts.

10.7.5              The Contractor shall not in any way be relieved of any responsibility under this Contract by any subcontract.

10.8        Publicity

10.8.1              The prior written approval of DSNY is required before the Contractor or any of its employees, servants, agents, or independent contractors may, at any time either during or after completion or termination of this Contract, make any statement to the press or issue any material for publication through the media of communication bearing on the work performed or data collected under this Contract.

10.8.2              If the Contractor publishes a work dealing with any aspect of performance under this Contract, or of the results and accomplishments attained in such performance, DSNY shall have a royalty fee, non-exclusive and irrevocable license to reproduce, publish or otherwise use and to authorize others to use the publication.

10.9        Participation in an International Boycott

10.9.1              The Contractor agrees that neither the Contractor nor any substantially owned affiliated company is participating or shall participate in an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, of the regulations of the United States Department of Commerce promulgated thereunder.

10.9.2              Upon the final determination by the Commerce Department or any other agency of the United States as to, or conviction of the Contractor or a substantially owned affiliated company thereof, or participation an international boycott in violation of the provisions of the Export Administration Act of 1979, as amended, or the regulations promulgated thereunder, the Comptroller may, at this option, render forfeit and void this Contract.

10.9.3              The Contractor shall comply in all respects, with the provisions of Section 6-114 of the Administrative Code of the City of New York and the implementing rules and regulations issued by the Comptroller.

10.10      Inventions, Patents And Copyrights

10.10.1            Any discovery or invention arising out of or developed in the course of performance of this Contract shall be promptly and fully reported to DSNY, and if the Contract Work is supported by a federal grant of funds, it shall be promptly and fully reported to the federal government for determination as to whether patent protection on such invention shall be sought and how the rights in the invention or discovery, including rights under any patent issued thereon, shall be disposed of and administered in order to protect the public interest.

10.10.2            No report, document or other data produced in whole or in part with Contract funds shall be copyrighted by the Contractor nor shall any notice of copyright be registered by the Contractor in connection with any report, document or other data developed for this Contract.

10.10.3            If any copyrightable material is developed under, or in the course of performing this Contract, any federal agency providing federal financial participation for this Contract shall have royalty-free, nonexclusive and irrevocable right to reproduce, publish or otherwise use, and to authorize and to authorize others to use, the work for governmental purposes.

10.10.4            In no event shall Sections 10.10.1, 10.10.2 and 10.10.3 be deemed to apply to any report, document or other data, or any invention of the Contractor which existed prior to, or was developed or discovered independently from, its activities related to or funded by this Contract.

10.11      Anti-trust

10.11.1            The Contractor hereby assigns, sells and transfers to the City all right, title and interest in and any claims and causes of action arising under the anti-trust laws of the State of New York or of the United Stated relating to the particular goods and services purchased or procured by the City under this Contract.

10.12      Political Activity

10.12.1            There shall be no partisan political activity or any activity to further the election or defeat of any candidate for public, political or party office as part of or in connection with this Contract.

10.12.2            No funds provided under this Contract shall be used, for publicity or propaganda purposes, for the preparation, distribution or use of any kit, pamphlet, booklet, publication, radio, television or film presentation designed to support or defeat legislation pending before the Congress of the United States, except in presentation to the Congress itself.

10.12.3            No funds provided under this Contract shall be used, to pay the salary or expenses of any person to engage in any activity designed to influence legislation or appropriations pending before the Congress of the United States.

10.13      Clean Air Provisions

10.13.1            If the amount of this Contract is in excess of $100,000, the Contractor shall comply with all applicable standards, orders or regulations issued pursuant to the Clean Air Act of 1970, as amended (42 U.S.C. 1857B, et. seq.) and the Federal Water Pollution Act (33 U.S.C. 1251, et. seq.)

10.13.2            If a harmful dust hazard is created in performing the Contract Work under this Contract, for the elimination of which appliances or methods have been approved by the Board of Standards and Appeals of the State of New York, such appliances and Methods shall be installed, maintained, and effectively operated during the continuance of such harmful dust hazard.  Failure to comply with this provision after notice shall make this Contract void.

10.13.3            In accordance with the provisions of Section 1403.3.2.25, Noise Abatement Contract Compliance, of Part III of Chapter 57 of the Administrative Code of the City of New York.

10.13.3.1                     Devices and activities which will be operated, conducted, constructed or manufactured pursuant to this Contract and which are subject to the provisions of the New York City Noise Control Code shall be operated, conducted, constructed, or manufactured without causing a violation of the code.

10.13.3.2                     Such devices and activities shall incorporate advances in the art of noise control development for the kind and level of noise emitted or produced by such devices and activities, in accordance with regulations issued by the Administrator of the Environmental Protection Administration.  Regulations promulgated pursuant to Section 1403.3.2.25 of the New York City Noise Control Code after the bid or proposal openings for this Contract shall not alter its terms, conditions and Specifications.

ARTICLE 11 - TERMINATION

11.1        Termination for Convenience

11.1.1              At any time during the period of this Contract DSNY, upon ten days’ written notice to the Contractor, may cancel this Contract and terminate the Contract Work in whole or in part.  In such event the Contractor shall be paid whatever sum has become due to the Contractor for Contract Work performed prior to the effective date of the cancellation without further liability to the City.

11.1.2              The Contractor shall be entitled to apply to DSNY to have this Contract terminated by DSNY by reason of any failure in the performance of this Contract (including any failure by the Contractor to make progress in the prosecution of Contract Work that endangers such performance), if such failure arises out of causes beyond the control and without the fault or negligence of the Contractor.  Such causes may include, but are not restricted to: acts of God or of the public enemy, acts of the government in either its sovereign or contractual capacity, fires, flood, epidemics, quarantine restrictions, strikes, freight embargoes, or any other cause beyond the reasonable control of the Contractor.  The determination that such failure arises out of causes beyond the control and without the fault or negligence of the Contractor shall be made by the Commissioner who agrees to exercise reasonable judgment in reaching the determination.  If such a determination is made and this Contract terminated by DSNY pursuant to such application by the Contractor, such termination shall be deemed to be without cause.

11.1.3              All payments pursuant to this Section 11.1 shall be accepted by the Contractor in full satisfaction of all claims against the City arising out of termination.

11.1.4              If the Commissioner terminates this Contract in whole or in part as provided in Section 11.1, above, the City may procure, upon such terms and in such manner deemed appropriate, supplies or services similar to those so terminated, and the Contractor shall continue the performance of this Contract to the extent it has not been terminated.

11.2        Termination for Cause

11.2.1              The Contractor may be declared in default by DSNY, and DSNY may terminate this Contract in whole or in part by written notice to the Contractor for, but not limited to, one or more of the following:

11.2.1.1                       The Contractor becomes insolvent;

11.2.1.2                       The Contractor makes an assignment for the benefit of creditors pursuant to the Statute of the State of New York;

11.2.1.3                       A voluntary or involuntary petition in bankruptcy be filed by or against the Contractor;

11.2.1.4                       A receiver or receivers are appointed to take charge of the Contractor’s property or affairs;

11.2.1.5                       The Contractor sublets, assigns, transfers, conveys or otherwise disposes of this Contract other than as specified in this Contract;

11.2.1.6                       The Contractor fails or refuses to proceed with the Contract Work when and as directed by the Commissioner;

11.2.1.7                       The Contractor is or has been unnecessarily or unreasonably or willfully delaying (a) the performance and completion of the Contract Work, (b) the award of necessary subcontracts, or (c) the placement of necessary material and equipment order;

11.2.1.8                       The Contractor, without just cause, reduces its working force to a number which, if maintained, would jeopardize the timely performance of this Contract, and fails or refuses to increase such working force when ordered to do so by the Commissioner;

11.2.1.9                       The Contract Work cannot be completed or is not completed within the time provided for in this Contract or within the time to which such completion may have been extended unless, however, the delay is caused by circumstances under the Commissioner’s control;

11.2.1.10                     The Contractor abandons the Contract Work;

11.2.1.11                     The Contractor is or has been willfully or in bad faith violating any of the provisions of this Contract;

11.2.1.12                     The Contractor fails to secure and maintain all required insurance;

11.2.1.13                     Any statement or representation of the Contractor in this Contract or in any document submitted by the Contractor with respect to the work, the project, or this Contract (or for purposes of securing this Contract) is untrue or incorrect when made; or

11.2.1.14                     The Contractor commits an act of default (if any) listed in the Specifications.

11.2.2              In the event that the Commissioner terminates this Contract in whole or in part as provided in Section 11.2.1 above, the City may procure, upon such terms and in such manner deemed appropriate, supplies or services similar to those so terminated.  The Contractor shall be liable to the City for any excess costs for such similar supplies or services, and the Contractor shall continue the performance of this Contract to the extent it has not been terminated.

11.2.3              Before the Commissioner shall exercise his or her right to declare the Contractor in default by reason of conditions set forth in Sections 11.2.1.1, 11.2.1.5, 11.2.1.6, 11.2.1.7, 11.2.1.8 and 11.2.1.10, the Commissioner shall give the Contractor an opportunity to be heard, on two days’ written notice, at which hearing the Contractor may have a stenographer present provided, however, that a copy of such stenographic notes, if any, shall be furnished to the Commissioner.

11.2.4              Notwithstanding any other provisions of this Contract, the Contractor shall not relieved of liability to the City for damages sustained by the City by virtue of the Contractor’s default, and the City may withhold payments to the Contractor for the purpose of set off until such time ash the exact amount of damages due to the City from the Contractor is determined.

11.3        Conversion of Termination for Cause to Termination for Convenience

If, after a declaration of default under Section 11.2, it is determined that for any reason the Contractor was not in default under that Section, or that such default was excusable, the rights and obligations of the parties shall be the same as if a notice of termination has been issued under Section 11.1.1 of this Agreement.

11.4        Termination Generally

11.4.1              The provisions of this Agreement regarding confidentiality of information shall remain in full force and effect following any termination.

11.4.2              The rights and remedies of the City provided in this Article and elsewhere in this Agreement shall not be exclusive and are in addition to all other rights and remedies provided by law or under this Contract.

ARTICLE 12 - RESOLUTION OF DISPUTE ARISING OUT OF
CONTRACT ADMINISTRATION

12.1        Applicability - This section shall apply to disputes between the City and a supplier that arise under, or by virtue of, a contract between them.  All contracts shall include a clause providing that all disputes of the kind delineated herein shall be finally resolved in accordance with the provisions of this section.

12.1.1              This section shall not apply to disputes concerning matters dealt with in other sections of these PPB Rules or to disputes involving patents, copyrights, trademarks, or trade secrets (as interpreted by the courts of New York State) relating to proprietary rights in computer software.

12.1.2              For construction or construction-related services, this section shall apply only to disputes about the scope of work delineated by the Contract, the interpretation of Contract Documents, the amount to be paid for extra work or disputed work performed in connection with the Contract, the conformity of the supplier’s work to the Contract, and the acceptability and quality of the supplier’s work; such disputes arise when the Engineer makes a determination with which the supplier disagrees.

12.2        General Provisions - All determinations required by this section shall be clearly stated, with a reasoned explanation for the determination based on the information and evidence presented to the party making the determination.  Failure to make such determination within the time required by this section shall be deemed a nondetermination without prejudice that will allow application to the next level.

12.3        Work to Continue - During such time as any dispute is being presented, heard, and considered pursuant to this section, the Contract terms shall remain in full force and effect and the Contractor shall continue to perform work in accordance with the Contract and as directed by the Agency Chief Contracting Officer or Engineer.  Failure of the supplier to continue the work as directed shall constitute a waiver by the supplier of any and all claims being presented pursuant to this section and a material breach of Contract.

12.4        Presentation of Dispute to the Commissioner

12.4.1              Notice of Dispute and Agency Response - The supplier shall present its dispute in writing (“Notice of Dispute”) to the Commissioner within the time specified herein or, if no time is specified, within thirty days of receiving written notice of the determination or action that is the subject of the dispute.  This notice requirement shall not be read to replace any other notice requirements contained in the Contract.  The Notice of Dispute shall include all the facts, evidence, documents, or other basis upon which the supplier relies in support of its position, as well as a detailed computation demonstrating how any amount of money claimed by the supplier in the dispute was arrived at.  Within thirty days after receipt of the complete Notice of Dispute, the Agency Chief Contracting Officer or, in the case of construction or construction-related services, the Engineer, shall submit to the Commissioner all materials he or she deems pertinent to the dispute.  Following initial submissions to the Commissioner, either party may demand of the other the production of any document or other material the demanding party believes may be relevant to the dispute.  The requested party shall produce all relevant materials that are not otherwise protected by a legal privilege recognized by the courts of New York State.  Any questions of relevancy shall be determined by the Commissioner whose decision shall be final.  Willful failure of the supplier to produce any requested material whose relevancy the supplier has not disputed, or whose relevancy has been affirmatively determined, shall constitute a waiver by the supplier of its claim.

12.4.2              Commissioner’s Inquiry - The Commissioner shall examine the material and may, in his or her discretion, convene an informal conference with the supplier and the Agency Chief Contracting Officer and, in the case of construction or construction-related services, the Engineer, to resolve the issue by mutual consent prior to reaching a determination.  The Commissioner may seek such technical or other expertise as he or she shall deem appropriate, including the use of neutral mediators, and require any such additional material from either or both parties as he or she deems fit.  The Commissioner’s ability to render, and the effect of, a decision hereunder shall not be impaired by any negotiations in connection with the dispute presented, whether or not the Commissioner participated therein.  The Commissioner may or, at the request of any party to the dispute, shall compel the participation of any other supplier with a contract related to the work of this Contract, and that supplier shall be bound by the decision of the Commissioner.  Any supplier thus brought into the dispute resolution proceeding shall have the same rights and obligations under this section as the supplier initiating the dispute.

12.4.3              Commissioner’s Determination - Within thirty days after the receipt of all materials and information, or such longer time as may be agreed to by the parties, the Commissioner shall make his or her determination and shall deliver or send a copy of such determination to the supplier and Agency Chief Contracting Officer and, in the case of construction or construction-related services, the Engineer, together with a statement concerning how the decision may be appealed.

12.5        Finality of the Commissioner’s Decision - The Commissioner’s decision shall be final and binding on all parties, unless presented to the Contract Dispute Resolution Board (“CDRB”) pursuant to this section.  The City may not take a petition to the CDRB.  However, should the supplier take such a petition, the City may seek, and the CDRB may render a determination less favorable to the supplier and more favorable to the City than the decision of the Commissioner.

12.5.1              Presentation of Dispute to the Comptroller - Before any dispute may be brought by the supplier to the CDRB, the supplier must first present its claim to the Comptroller for his or her review, investigation, and possible adjustment

12.5.2              Time, Form, and Content of Notice - Within thirty days of receipt of a decision by the Commissioner, the supplier shall submit to the Comptroller and to the Commissioner a Notice of Claim regarding its dispute with the Agency.  The Notice of Claim shall consist of: a) a brief statement of the substance of the dispute, the amount of money, if any, claimed and the reason(s) the supplier contends the dispute was wrongly decided by the Commissioner; b) a copy of the decision of the Commissioner, and c) a copy of all materials submitted by the supplier to the Agency, including the Notice of Dispute.  The supplier may not present to the Comptroller any material not presented to the Commissioner, except at the request of the Comptroller.

12.5.3              Agency Response - Within thirty days of receipt of the Notice of Claim, the Agency shall make available to the Comptroller a copy of all material submitted by the Agency to the Commissioner in connection with the dispute.  The Agency may not present to the Comptroller any material not presented to the Commissioner except at the request of the Comptroller.

12.5.4              Comptroller Investigation - The Comptroller may investigate the claim in dispute and, in the course of such investigation, may exercise all powers provided in sections 7-201 and 7-203 of the New York City Administrative code.  In addition, the Comptroller may demand of either party, and such party shall provide, whatever additional material the Comptroller deems pertinent to the claim, including original business records of the supplier.  Wilful failure of the supplier to produce within fifteen days any material requested by the Comptroller shall constitute a waiver by the Contractor of its claim.  The Comptroller may also schedule an informal conference to be attended by the Contractor, Agency representatives, and any other personnel desired by the Comptroller.

12.5.5              Opportunity of Comptroller to Compromise or Adjust Claim - The Comptroller shall have forty-five days from his or her receipt of all materials referred to in the preceding Section to investigate the disputed claim.  The period for investigation and compromise may be further extended by agreement between the supplier and the Comptroller, to a maximum of ninety days from the Comptroller’s receipt of all the materials the supplier may not present its petition to the CDRB until the period for investigation and compromise delineated in this paragraph has expired.  In compromising or adjusting any claim hereunder, the Comptroller may not revise or disregard the terms of the Contract between the parties.

12.6        Contract Dispute Resolution Board - There shall be a Contract Dispute Resolution Board composed of:

12.6.1              the chief administrative law judge of OATH or his/her designated OATH administrative law judge, who shall act as chairperson, and may adopt operational procedures and issue such orders consistent with this section as may be necessary in the execution of the CDRB’s functions, including, but not limited to, granting extensions of time to present or respond to submissions;

12.6.2              the City Chief Procurement Officer or his/her designee, or in the case of disputes involving construction or construction-related services, the Director of the Office of Construction or his/her designee; any designee shall have the requisite background to consider and resolve the merits of the dispute and shall not have participated personally and substantially in the particular matter that is the subject of the dispute or report to anyone who so participated; and

12.6.3              a person with appropriate expertise who is not an employee of the City.  This person shall be selected by the presiding administrative law judge from a prequalified panel of individuals, established and administered by OATH, with appropriate background to act as decision-makers in a dispute.  Such individuals may not have a contract or dispute with the City or be an officer or employee of any company or organization that does, or regularly represents persons, companies, or organizations having disputes with the City.

12.7        Petition to CDRB - In the event the claim has not been settled or adjusted by the Comptroller within the period provided in this section, the supplier, within thirty days thereafter, may petition the CDRB to review the Commissioner determination.

12.7.1              Form and Content of Petition by Supplier - The supplier shall present its dispute to the CDRB in the form of a Petition, which shall include a) a brief statement of the substance of the dispute, the amount of money, if any, claimed and the reason(s) the supplier contends that the dispute was wrongly decided by the Commissioner; b) a copy of the decision of the Commissioner; c) copies of all materials submitted by the supplier to the Agency; d) a copy of the decision of the Comptroller, if any, and e) copies of all correspondence with, and material submitted by the supplier to, the Comptroller’s Office.  The supplier shall concurrently submit four complete sets of the Petition: one to the Corporation Counsel (Attn: Commercial and Real Estate Litigation Division), and three to the CDRB at OATH’s offices, with proof of service on the Corporation Counsel.  In addition, the supplier shall submit a copy of the statement of the substance of the dispute, cited in a) above, to both the Commissioner and the Comptroller.

12.7.2              Agency Response - Within thirty days of receipt of the Petition by the Corporation Counsel, the Agency shall respond to the statement of the supplier and make available to the Board all material it submitted to the Commissioner and Comptroller.  Three complete copies of the Agency response shall be submitted to the CDRB at OATH’s offices and one to the supplier.  Extensions of time for submittal of the Agency response shall be given as necessary upon a showing of good cause or, upon the consent of the parties, for an initial period of up to thirty days.

12.7.3              Further Proceedings - The Board shall permit the supplier to present its case by submission of memoranda, briefs, and oral argument.  The Board shall also permit the Agency to present its case in response to the supplier by submission of memoranda, briefs, and oral argument.  If requested by the Corporation Counsel, the Comptroller shall provide reasonable assistance in the preparation of the Agency’s case.  Neither the supplier nor the Agency may support its case with any documentation or other material that was not considered by the Comptroller, unless requested by the CDRB.  The CDRB, in its discretion, may seek such technical or other expert advice as it shall deem appropriate and may seek, on its own or upon application of a party, any such additional material from any party as it deems fit.  The CDRB, in its discretion, may combine more than one dispute between the parties for concurrent resolution.

12.7.4              CDRB Determination - Within forty-five days of the conclusion of all submissions and oral arguments, the CDRB shall render a decision resolving the dispute.  In an unusually complex case, the CDRB may render its decision in a longer period of time, not to exceed ninety days, and shall so advise the parties at the commencement of this period.  The CDRB’s decision must be consistent with the terms of the Contract.  Decisions of the CDRB shall only resolve matters before the CDRB and shall not have precedential effect with respect to matters not before the CDRB.

12.7.5              Notification of CDRB Decision - The CDRB shall send a copy of its decision to the Contractor, the Agency Chief Contracting Officer, the Corporation Counsel, the Comptroller, the City Chief Procurement Officer, the Office of Construction, the PPB, and, in the case of construction or construction-related services, the Engineer.  A decision in favor of the supplier shall be subject to the prompt payment provisions of the PPB Rules.  The Required Payment Date shall be thirty days after the date the parties are formally notified of the CDRB’s decision.

12.7.6              Finality of CDRB Decision - The CDRB’s decision shall be final and binding on all parties.  Any party may seek review of the CDRB’s decision solely in the form of a challenge, filed within four months of the date of the CDRB’s decision, in a court of competent jurisdiction of the State of New York, County of New York pursuant to Article 78 of the Civil Practice Law and Rules.  Such review by the court shall be limited to the question of whether or not the CDRB’s decision was made in violation of lawful procedure, was affected by an error of law, or was arbitrary and capricious or an abuse of discretion.  No evidence or information shall be introduced or relied upon in such proceeding that was not presented to the CDRB in accordance with rule.

12.8        Termination, Cancellation, or Breach of Contract - Any termination, cancellation, or alleged breach of the Contract prior to or during the pendency of any proceedings pursuant to this section shall not affect or impair the ability of the Commissioner or CDRB to make a binding and final decision pursuant to this section.

ARTICLE 13 - MISCELLANEOUS

13.1        Choice of Law, Consent to Jurisdiction and Venue

13.1.1              This Contract shall be deemed to be executed in the City, regardless of the domicile of the Contractor, and shall be governed by and construed in accordance with the laws of the State of New York.  The parties agree that any and all claims asserted by or against the City arising under this Contract or related thereto shall be heard and determined either in the courts of the United States located in New York City (“Federal Courts”) or in the Courts of the States of New York (“New York State Courts”) located in the City and

County of New York.  To effectuate this Contract and intent the Contractor agrees:

13.1.1.1                       If the City initiates any action against the Contractor in Federal Court or in New York State Court, service of process may be made on the Contractor either in person, wherever such Contractor may be found, or by registered mail addressed to the Contractor at its address as set forth in this Contract, or to such other address as the Contractor may provide to the City in writing;

13.1.1.2                       With respect to any action between the City and the Contractor in a New York State Court, the Contractor hereby expressly waives and relinquishes any rights it might otherwise have (a) to move to dismiss on grounds of forum non convenes, (b) to remove to Federal Court and (c) to move for a change of venue to a New York State Court outside New York County;

13.1.1.3                       With respect to any action between the City and the Contractor in Federal Court located in New York City, the Contractor expressly waives and relinquishes any right it might other wise have to move to transfer the action to a United States Court outside the City;

13.1.1.4                       If the Contractor commences any action against the City in a court located other than in the city and State of New York, upon request of the City the Contractor shall either consent to a transfer of the action to a court of competent jurisdiction located in the City and State of New York or, if the court where the action is initially brought will not or cannot transfer the action, the Contractor shall consent to dismiss such action without prejudice and may thereafter reinstitute the action in New York City; and

13.1.1.5                       If one or more provisions of this Contract are held unenforceable for any reason, each and all other provision shall nevertheless remain in full force and effect.

13.2        General Release

13.2.1              The acceptance by the Contractor or its assignees of the final payment under this Contract, whether by voucher, judgment of any court of competent jurisdiction or any other administrative means, shall constitute and operate as a general release to the City from any and all claims of and liability to the Contractor arising out of the performing of this Contract.

13.3        Claims and Actions Thereon

13.3.1              No action at law or proceeding in equity against DSNY or the City shall lie or be maintained upon any claim based upon this Contract or arising out of this Contract or in any way connected with this Contract unless the Contractor shall have strictly complied with all requirements relating to the giving of notice and of information with respect to such claims, all as provided for in this Contract.

13.3.2              No action at law or proceeding in equity shall lie or be maintained against DSNY or the City upon any claim based upon this Contract or arising out of this Contract unless such action shall be commence within six months after the date of final payment hereunder, or within six months of termination or conclusion of this Contract, or within six months of accrual of the cause of action, whichever is earliest.

13.3.3              In the event any claim is made or any action brought in any way relating to this Contract, the Contractor shall diligently render to DSNY and/or the City without additional compensation any and all assistance which DSNY and/or the City may require of the Contractor.

13.3.4              The Contractor shall report to DSNY, in writing, within three working days of the initiation by or against the Contractor of any legal action or proceeding in connection with or relating to this Contract.

13.4        No Claim Against Officers, Agents or Employees

No claim whatsoever shall be made by the Contractor against any officer, agent or employee of the City for, or on account of anything done or omitted in connection with this Contract.

13.5        Waiver

Waiver by DSNY of a breach of any provision of this Contract shall not be deemed to be a waiver of any other subsequent breach and shall not be construed to be a modification of the terms of this Contract unless and until the same shall be agreed to in writing by DSNY or the City as required and attached to the original Contract.

13.6        Notice

13.6.1              DSNY designates the business address specified in the Solicitation Documents and the Consultant designates the business address specified in its bid as the places where all notices from one party to the other party may be delivered or mailed.  Actual delivery of any such notices to a party at the addresses given above (whether in person or by means of a commercial delivery service that provides signed receipts for delivery), or delivery by certified mail, will be conclusive and deemed to be sufficient service upon such party as of the date the notice was received by a party.  If certified mail or notice whose delivery was attempted by a commercial delivery service is refused or returned to the sending party as non-deliverable, the service of the notice will be deemed conclusive and sufficient as of the date the U.S. Post Office has stamped the certified mail as refused or undeliverable or the date on which the commercial delivery service has stamped the notice as refused or undeliverable.

13.6.2              These addresses may be changed at any time by written notice of the change of address to the other party in the manner as specified in Section 13.6.1 above.  Nothing in this Section 13 will be deemed to serve as a waiver of any requirements for the service of notice or process in the institution of an action or proceeding as provided by Law.

13.7        All Legal Provisions Deemed Included

13.7.1              It is the intent and understanding of the parties to this Contract that each and every provision of law required to be inserted in this Contract shall be and is inserted in this Contract.  Furthermore, it is hereby stipulated that every such provision is to be deemed to be inserted in this Contract, and if, through mistake or otherwise, any such provision is not inserted, or is not inserted in correct form, then this Contract shall forthwith upon the application of either party be amended by such insertion so as to comply strictly with the law and without prejudice to the rights of either party hereunder.

13.7.2              This Contract is subject to the MacBride Principles, attached as Exhibit A.

13.8        Severability

If this Agreement contains any unlawful provision not an essential part of this Contract and which shall not appear to have been a controlling or material inducement to the making thereof, the same shall be deemed of no effect and shall, upon notice by either party, be deemed stricken from this Agreement without affecting the binding force of the remainder.

13.9        Section Headings

Section headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Agreement and in no way affect this Contract.

13.10      No Estoppel

Neither the City nor any department, officer, agency or employee thereof, shall be bound, precluded or estopped by any determination, decision, approval, order, letter, payment or certificate made or given under or in connection with this Contract by the City, the Commissioner, the DSNY Project Manager, or any other officer, agent or employee of the City, either before or after the final completion and acceptance of the Contract Work and payment therefor:  (a) from showing the true and correct classification, amount, quality or character of the Contract Work actually done; or that any such determination, decision, order, letter, payment or certificate was untrue, incorrect or improperly made in any particular, or that the Contract Work or any part thereof does not in fact conform to the requirements of this Contract; and (b) from demanding and recovering from the Contractor any overpayment made to the Contractor or such damages as the City may sustain by reason of the Contractor’s failure to perform each and every part of this Contract in strict accordance with its terms, or both.

ARTICLE 14 - APPROVALS

14.1        Approval by the City of New York.  This Contract shall not become effective or binding unless;

14.1.1              the Comptroller shall have endorsed his or her certificate that there remains unexpended and unapplied a balance of appropriation of funds applicable hereto sufficient to pay the estimated expense of executing this Contract and

14.1.2              approved by the Mayor pursuant to the provisions of Executive Order No. 42, dated October 9, 1975 in the event the Executive Order requires such approval and

14.1.3              certified by the Mayor (Mayor’s Fiscal Committee created pursuant to Executive Order No. 43, dated October 14, 1975) that performance thereof will be in accordance with the City’s financial plan.

14.2        Contract Subject to Review by the Financial Control Board.  The following categories of contracts requiring the payment of funds or the incurring of costs by the City shall be submitted to the Financial Control Board, prior to execution, for its review:

14.2.1              Any contract, other than Long-term Leases and Collective Bargaining Agreements, of $10,000,000 or more.

14.2.2              Any Long-term Lease

14.2.3              Any Collective Bargaining Agreement or modification thereof as defined and governed by the Collective Bargaining Agreement Review and Approval Procedures adopted by the Financial Control Board on April 23, 1981, as amended from time to time.

14.2.4              Amendments to a contract or a long-term lease:

14.2.4.1                       Any amendment to a contract required to be submitted to the Financial Control Board pursuant to this Part, other than a Long-term Lease or Collective Bargaining Agreement, which modifies the time or times of payment, or increases the amount required to be paid by the City and which amendment, when considered in the aggregate with all prior unapproved amendments to such contract approved since a last amendment, increase or may reasonably be anticipated to increase the base contract amount by increments of 10% of the Contract price or $5,000,000, whichever is higher.

14.2.4.2                       Any amendment to a contract not initially required to be submitted to the Financial Control Board pursuant to this Part, other than a Long-term Lease or Collective Bargaining Agreement, which amendment, when considered in the aggregate with the base contract, increases or may reasonably be anticipated to increase the base contract amount up to and beyond $10,000,000.

14.2.4.3                       All subsequent amendments to a contract not initially required to be submitted to the Financial Control Board pursuant to this Part but which has been amended and such amendment was required to be submitted to the Financial Control Board pursuant to Section 3(l)(ii) of the contract regulation of the Financial Control Board, which subsequent amendments, when considered in the aggregate with all prior unapproved amendments to such contract, increase or may reasonably be anticipated to increase the base contract as approved by increments of 1% of the Contract price or $5 million, whichever is higher.

14.2.4.4                       Any amendment to a Long-term Lease as defined in Section 2(f)(1) or (2) of the Financial Control Board regulations, which: (a) modifies the term of the lease or renewal period, (b) increases the amount required to be paid by the City as rent or otherwise, (c) decreases the amount to be paid to the City pursuant to such Lease, or (d) modifies the times or amounts of any payments under the lease.

14.2.4.5                       Any amendment to a Long-term Lease as defined in Section 2(f)(3) of the Financial Control Board regulations.

14.3        Other Approvals or Authorization.  The requirement of the Contractor shall be in addition to, and not in lieu of, any approval or authorization otherwise required for this Contract to be effective and for the expenditure of City funds.

ARTICLE 15 - CONTRACT SUBJECT TO THE PPB RULES

This Contract is subject to the PPB Rules, as such rules may be amended from time to time.  In the event of a conflict between the PPB Rules and a provision of this Contract, the PPB Rules shall take precedence.

ARTICLE 16 - ENTIRE AGREEMENT

This written Agreement, including any attachment or references which have been incorporated in this Contract, contains all the terms and conditions agreed upon by the parties hereto, and no other agreement, oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind the parties or to vary any of the terms contained in this Contract.

ARTICLE 17 - MACBRIDE PRINCIPALS

17.1        MACBRIDE PRINCIPLES PROVISIONS FOR NEW YORK CITY CONTRACTORS

Local Law No. 34 of 1991 became effective on September 10, 1991 and added section 6-115.1 to the Administrative Code of the City of New York.  The local law provides for certain restrictions on City contracts to express the opposition of the people of the City of New York to employment discrimination practices in Northern Ireland and to encourage companies doing business in Northern Ireland to promote freedom or workplace opportunity.

17.1.1             PART A

In accordance with section 6-115.1 of the Administrative Code of the City of New York, the Consultant stipulates that such Consultant and any individual or legal entity in which the Consultant holds a ten percent or greater ownership interest and any individual or legal entity that holds a ten percent or greater ownership interest in the Consultant either (a) have no business operations in Northern Ireland, or (b) shall take lawful steps in good faith to conduct any business operations they have in Northern Ireland in accordance with the MacBride Principles, and shall permit independent monitoring of their compliance with such principles.

17.1.2             PART B

For purposes of this section, the following terms shall have the following meanings:

17.1.2.1                       “MacBride Principles” shall mean those principles relating to nondiscrimination in employment and freedom of workplace opportunity which require employers doing business in Northern Ireland to:

17.1.2.2                       increase the representation of individuals from under represented religious groups in the work force, including managerial, supervisor, administrative, clerical and technical jobs;

17.1.2.3                       take steps to promote adequate security for the protection of employees from under represented religious groups both at the workplace and while traveling to and from work;

17.1.2.4                       ban provocative religious or political emblems from the workplace;

17.1.2.5                       publicly advertise all job openings and make special recruitment efforts to attract applicants from under represented religious groups;

17.1.2.6                       establish layoff, recall and termination procedures which do not in practice favor a particular religious group;

17.1.2.7                       abolish all job reservations, apprenticeship restrictions and different employment criteria which discriminate on the basis of religion;

17.1.2.8                       develop training programs that will prepare substantial numbers of current employees from under represented religious groups for skilled jobs, including the expansion of existing programs and the creation of new programs to train, upgrade and improve the skills of workers from under represented religious groups;

17.1.2.9                       establish procedures to assess, identify and actively recruit employees from under represented religious groups with potential for further advancement; and

17.1.2.10                     appoint a senior management staff member to oversee affirmative action efforts and develop a timetable to ensure their full implementation.

17.1.3             Enforcement of Part A.  The Consultant agrees that the covenants and representations in Part A above are material conditions to this contract.  In the event the contracting entity receives information that the Consultant who made this stipulation required by this section is in violation thereof, the contracting entity shall review such information and give the Consultant an opportunity to respond.  If the contracting entity finds that a violation has occurred, the entity shall have the right to declare the Consultant in default and/or terminate this contract for cause and procure the supplies, services or work from another source in any manner the entity deems proper.  In the event of such termination, the Consultant shall pay to the entity, or the entity in its sole discretion may withhold from any amounts otherwise payable to the

Consultant, the difference between the contract price for the uncompleted portion of this contract and the cost to the contracting entity of completing performance of this contract either itself or by engaging another consultant or consultants.  In the case of a requirements contract, the Consultant shall be liable for such difference in price for the entire amount of supplies required by the contracting entity for the uncompleted term of its contract.  In the case of a construction contract, the contracting entity shall also have the right to hold the Consultant in partial or total default in accordance with the default provisions of this contract, and/or may seek debarment or suspension of the Consultant.  The rights and remedies of the entity hereunder shall be in addition to, and not in lieu of, any rights and remedies the entity has pursuant to this contract or by operation of law.

IN WITNESS WHEREOF: The DSNY Agency Chief Contracting Officer acting on behalf of the City, and the Contractor, have executed four original copies of this Contract.  Two copies will remain with DSNY, the third will be filed with the Comptroller, and the fourth will be delivered to the Contractor.

THE CITY OF NEW YORK
acting by and through the Department of Sanitation

By:	/s/ Ron Blenderman
Agency Chief Contracting Officer

THE CONTRACTOR		(Corporate Seal)

By:	/s/ Edward L. Apuzzi
Name

Vice President
Title

ACKNOWLEDGMENT BY AGENCY CHIEF CONTRACTING OFFICER

State of New York	)
	)	ss:
County of New York	)

On this 19 day of September, 2003, before me personally came Ronald Blenderman to me known and known to me to be the Agency Chief Contracting Officer of the Department of Sanitation of the City of New York, the person described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as Commissioner for the purpose therein mentioned.

Subscribed and sworn to before me this 19 day of September, 2003

/s/ Delores Henry
Notary Public

Delores Henry
Commissioner of Deeds, City of New York
No. 212422
Cert. Filed in New York County
Commission Expires 9/26/04

ACKNOWLEDGMENT OF A PRINCIPAL OF A CORPORATION

State of New Jersey	)
	)	ss:
County of Hudson	)

On this 16 day of September, 2003  ,before me personally came Edward Grupi, who being by me duly sworn, did depose and say that he resides in the city of Plainsboro, NJ; that he is the   Vice President   of the Corporation described as such in and which executed the foregoing instrument; that he knows the seal of said Corporation; that it was so affixed by order of the Board of Directors of said Corporation; and that he signed his or her name thereto by like order.

Subscribed and sworn to before me this 16 day of Sept, 2003

/s/ Sandra Rufino
Notary Public

Sandra Rufino
Notary Public of New Jersey
My Commission Expires
March 1, 2008

ACKNOWLEDGEMENT OF AN INDIVIDUAL

State of	)
	)	ss:
County of	)

On this                                       day of                                      ,                           before me personally appeared                                           to me known and known to me to be the person described as such in and who executed foregoing instrument and acknowledgment that he executed the same.

Subscribed and sworn to before me
this day of ,

Notary Public

ACKNOWLEDGMENT OF A PRINCIPAL IF A PARTNERSHIP

State of	)
	)	ss:
County of	)

On this                                       day of                                      ,                         before me personally appeared                                       to me known and known to me to be one of the members of the firm of                                      , described as such in and who as such executed the foregoing instrument and he acknowledged to me that he executed the same as and for the act and deed of said firm.

Subscribed and sworn to before me
this day of ,

Notary Public

CONTRACT AUTHORITY

MAYOR’S CERTIFICATE NO: CBX                                           DATED

BUDGET DIRECTOR’S CERTIFICATE NO.                              DATED

APPROPRIATION CERTIFICATE
DEPARTMENT OF SANITATION

In conformity with the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, it is hereby certified that the estimated cost of the work, materials and supplies required by the within contract, amounting to $34, 609,200.00 is chargeable to the budget of the Department of Sanitation as follows:

Agency:	827	Budget Code:	600

Unit of Appropriation: 1124		Object Code:	O1.

I further hereby certify that the specifications contained herein comply with the terms and conditions of the BUDGET.

/s/ Ron Blenderman
for the Department of Sanitation

COMPTROLLER’S CERTIFICATE

The City of New York,                               ,

In pursuance of the provisions of Section 93c-3.0 of the Administrative Code of the City of New York, I hereby certify that there remains unapplied and unexpended a balance of the above mentioned fund applicable to this Contract sufficient to pay the estimated expense of executing this Contract, $

Comptroller of the City of New York

MODULE E:

SCHEDULE A:             Contract-Specific Requirements including Insurance Requirements (Pages Numbered E1)

General Insurance Provisions (Pages Numbered E2)

Payment Bond Form (If Payment Security is Required)

Performance Bond Form (If Performance Security is Required)

SCHEDULE A

CONTRACT-SPECIFIC REQUIREMENTS

FOR SERVICE AND SUPPLY AGREEMENTS

ITEM	CONTRACT PERFORMANCE REQUIREMENTS		REFERENCE
Project Manager – Department Representative	Mark Suppa Bureau Contracting Officer		Tel: (646) 885-5056 Fax: (212) 788-3906

Term: Time for Completion (The Time for Completion of individual phases of the Work Contract may also be provided when appropriate.)	Time for Completion: Three years with an option to renew for two additional one year terms.		Agreement (Module D, Article 2) and Detailed Specifications (Module C)

Liquidated Damages	☐ ☒	No Yes: See Section 5.2 of Detailed Specifications for specific provisions. All liquidated damages will be measured per the period given in the Detailed Specifications or a fraction thereof.	Agreement (Module D, Article 4.6) and Detailed Specifications (Module C)

Subcontracting	☒	Permitted: 80% of the Contract Work may be subcontracted.	Agreement (Module D, Article 10.7)

	☐	Not Permitted.

Retained Percentage	☐	% of each Partial Payment Voucher until % of Total Contract Amount is reached.	Agreement (Module D, Article 6.3)

Periodic Partial Payment for Work Performed	☒ YES	☐ NO	See Module C

E1-1

SCHEDULE A

CONTRACT-SPECIFIC REQUIREMENTS

FOR SERVICE AND SUPPLY AGREEMENTS

REQUIRED INSURANCE (In Most Cases)		REFERENCE
☒

Automobile Liability: CA 0001 [Ed. 06/92] covering Automobile Liability, Code 1 “Any Insurance” and Endorsements CA 2232 (Ed 4/92) and CA 0112 (Ed 6/91) or Equivalent, Combined Single Limit - Bodily Injury and Property Damage
$1,000,000 each occurrence

General Conditions (Module E, Section 5)
If Automobile Liability, above, is checked, the following types of automobile coverage must be provided:

☒ comprehensive form ☒ hired	☒ owned ☒ non-owned

OPTIONAL INSURANCE DEPENDING ON THE SERVICES OR SUPPLIES BEING PROCURED.		REFERENCE
☐	Professional Liability: per CNA Design Professionals -1-87503A (ed 8/83) or equivalent as applicable for all design and engineering service afforded under this contract except as approved by	General Conditions (Module E, Section 4)

(Name) $ ,000,000 per claim $ ,000,000 aggregate $ maximum deductible [except as specifically approved pursuant to General Conditions, Module E, Section 7(h).

☐	Builder’s Risk (All Risk/Completed Value) 100% of Total Contract Amount	General Conditions (Module E, Section 6)

If indicated by an ☒ below, the following additional hazards must be covered by insurance, or additional types of insurance provided, with the City of New York and the Department of Sanitation named as additional insureds:

E1-2

SCHEDULE A

CONTRACT-SPECIFIC REQUIREMENTS

FOR SERVICE AND SUPPLY AGREEMENTS

ITEM	CONTRACT SECURITY REQUIREMENTS		REFERENCE
Bid Security Requirements (a Bid Bond is one form of Bid Security)	☐ ☒

Not Required

Required: Bid Deposit equal to 2% of the Bidder’s proposed annualized capacity times the bid Price Per Ton, or annualized Bid Contract Price (cash or certified check), or a Bid Bond equal to 10% of the Bidder’s proposed annualized capacity times the bid Price Per Ton.

Information for Bidders (Module A, Section 30)

Performance Security / Performance Bonds	☐ ☒	Not required Required: 50% of the Bidder’s proposed annualized capacity times the bid Price Per Ton.	Information for Bidders (Module A, Section 31) and Agreement (Module D, Article 6.1)

Payment Security / Payment Bonds	☒ ☐	Not Required Required: % of the Contract Price	Information for Bidders (Module A, Section 32) and Agreement (Module D, Article 6.1)
Other Security Requirements	☐	Other security (Describe)	Agreement (Module D, Article 6.1)

E1-3

1.	Workers’ Compensation Insurance:

2.	Employer’s Liability Insurance:

3.	Commercial General Liability:

4.	Automobile Liability:

5.	Professional Liability:

6.	Builders All Risk:

7.	Insurance Agreement:

8.	Protection of City Property:

E2-i

CERTIFICATE OF INSURANCE

(Front)

NAME AND ADDRESS OF INSURED:	FOR CITY USE ONLY

Date:

Agency:

ADDITIONAL INSURED:	Agency Code:

N.Y.C./ Department of Sanitation (Agency Name)	Contract #

Accepted By:

Title:

The agent/broker authorized to do business in the state of New York, certifies that insurance of the kinds and types and for limits of liability herein stated, covering the work herein designated, has been procured by and finished on behalf of the insured contractor and is in full force and effect for the periods listed below.

TYPE OF INSURANCE	POLICY NUMBER	EFFECTIVE DATE	EXPIRATION DATE	LIMITS OF LIABILITY (In Thousands)	LIMITS OF LIABILITY (In Thousands)

A: Commercial General Liability ( )Per Occurrence ( ) Claims Made

B: Excess Liability

C: Professional Liability

D: Worker’s Compensation				LIMITS AS REQUIRED BY LAW	LIMITS AS REQUIRED BY LAW

E. Employer’s Liability

F: Automobile Liability

G: Builders’ Risk				% of final contract amount	% of final contract amount

H: Railroad Protective Liability

I: Marine Protection & Indemnity

J: Jones Act				LIMITS AS REQUIRED BY LAW	LIMITS AS REQUIRED BY LAW

K: Longshore Harborworkers

L: Other (Specify)

LOCATION AND DESCRIPTION OF WORK:

These certificates described herein may not be canceled without a cancellation of a policy to which it is attached.  Such cancellation may issued by the company or the insured giving thirty (30) days notice in writing to New York City’s Comptroller’s Office & Contracting Agencies.  No policy referred to herein shall be changed, cancelled or terminated for any reason including expiration of the policy or nonpayment of the premiums unless thirty (30) days written notice has been received by the contracting agency and the Comptroller’s office.

Policy coverage MUST agree with coverage stated on this certificate.  False statements of coverage are punishable under SECTION 2110 of the New York State Insurance Law.  As indicated in the Standard Specifications of the contract, lines of coverage are NOT to be amended with deducible causes of any kind without prior written approval of the (City of New York.

CERTIFICATE OF INSURANCE
(Back)

INSURANCE COMPANIES	ADDRESS

Broker’s Name:
Address:

License #:
Telephone #: ( )
Contact Person:

GENERAL CONDITIONS FOR SERVICE AND SUPPLY AGREEMENTS
INSURANCE PROVISIONS

1.                                      Workers’ Compensation Insurance:

Pursuant to Section 57 of the New York State Workers Compensation Law, the Contractor must offer proof of workers compensation and disability benefits coverage on behalf of all employees who are to provide labor or service under this contract, two certificates of such insurance or authority for self-insurance shall be furnished to DSNY.

2.                                      Emplover’s Liability Insurance:

Before performing any work on the Contract, the Contractor shall procure Employer’s Liability Insurance affording compensation because of bodily injury by accident or disease sustained by any employee of the insured arising out of and in the course of his/her employment by the insured.  Two certificates of such insurance or authority for self-insurance shall be furnished to DSNY. Certificates confirming renewals of insurance, shall be presented not less than 30 days prior to the expiration date of coverage until all operations under the contract are deemed completed.

3.                                      Commercial General Liability:

Before commencing work at the sites, the Contractor shall procure a commercial general liability insurance policy in the contractor’s name and naming the City of New York, Department of Sanitation as additional insured and endorsed to cover liability assumed by the contractor under the indemnity provisions of this Agreement. This insurance policy must be maintained during the life of the contract and shall protect the City, the Department of Sanitation, and the contractor and his/her subcontractors performing work at the site from claims for property damage and/or bodily injury which may arise from operations under this contract, whether such operations are performed by him/herself or anyone directly or indirectly employed by him. Two (2) certificates of insurance shall be furnished in a manner acceptable to the Department of Sanitation, together with copies of all endorsements as pertain to the requirements of this contract. (Limits above are as provided in GC 00 01 (ED 10/93).

The policy shall contain no exclusions or endorsements which are not acceptable to the City and shall be of a form and by an insurance company acceptable to the City.

Contractor, at his option, may carry, in lieu of liability insurance provided above, comprehensive, general liability insurance with a limit per accident equal to the amount required in Schedule A.

E2-1

Sanitation and the City and each officer, agent and the employee of the City or Department of Sanitation against all claims against any of them, for personal injury or wrongful death or property damage arising out of the negligent performance of professional services or caused by an error, omission or negligent act of the Contractor’s Engineer or anyone employed by the Contractor’s Engineer.

All subcontractors to the contractor’s Engineer providing professional services under this contract shall also provide evidence of professional liability insurance to the Department at limits appropriate to the exposures of the subcontractor’s work, with deductibles suitable for the financial capacity of the subcontractor and through carriers and on forms acceptable to the Department.

6.                                      Builders All Risk:

In construction contracts, when deemed necessary, before any materials are purchased under this contract, the contractor shall present the Department with certificates evidencing that the required insurance is in effect. The policy shall insure the city and the Contractor as their respective rights may appear under the contract. The policy shall provide for storage and transport of materials, equipment, supplies of any kind whatsoever to be used on or incidental to the project.

Builders Risk Policy: Shall contain the following endorsements:

(A)                              “This policy insures against loss or damage only on work done under Contract No.                         with New York City, in construction for the Department of Sanitation                          [PROJECT DESCRIPTION], which is susceptible to damage or loss.”

(B)                                The policy must contain under the loss payable clause or by endorsement thereon: “Loss, if any, payable to the City of New York.”

The omission of any of these endorsements or clauses from the policy will be considered a cause for rejection of the policy.

The policy shall be stamped PAID, or receipted bills of payment of premium shall be delivered with the builders’ risk insurance policy.

If the insurance policy is that of a mutual company, it shall contain the following:

“The City of New York shall not be liable for any premium or assessment under this policy of insurance. The contractor who has entered into the contracted referred to in this policy with the City of New York is solely liable.”

E2-2

(H)                               In addition, notification of any accidents arising in the course of operations under the contract that cause bodily injury or property damage shall also be sent promptly to the

Department of Sanitation
Bureau of Legal Affairs
125 Worth Street, Room 710
New York, NY 10013
Attention: Deputy Commissioner for Legal Affairs

(I)                                    The Contractor or his engineer may apply to Department for approval of higher deductibles based on financial capacity and quality of the carrier affording coverage.

(J)                                   In addition to the above insurance requirements, the following terms and conditions shall apply and shall be written into the policies of insurance as riders:

(1)                                  Notices of claim shall be given by the Contractor to its insurance company within 120 days after such claim shall be filed with the Comptroller of the City of New York.

(2)                                  Notices of all accidents shall be sent by the Contractor to its insurance company and such notice shall be deemed notice by the Contractor, by DSNY, and by the City to the insurance company.

(3)                                  The insurance company shall defend, indemnify and hold harmless the City, its officers, employees and agents from any and all claims, suits, demands or judgements by reason of property damage or personal injuries, including death, arising out of or as a result of this contract.

(4)                                  The insurer waives all rights of subornation against the City, its officers, employees and agents.

(K)                               Notice to the insurance company by the Contractor of an accident or claim on the site shall constitute notice by DSNY and the City to the insurance company.

8.                                      Protection of City Property:

If City property is lost, damaged or destroyed as result of the operations of the Contractor or his subcontractors, in the performance of this contract, of from his or their failure to comply with any of the provisions of this contract, or by law, the Contractor shall indemnify and hold the City harmless from any and all costs and expense which the City may be subjected to which it may suffer or incur by reason thereof.

E2-3

MODULE F:  ATTACHMENTS

•                  Local Law 35 Certification (if applicable)

•                  Experience Questionnaire, Financial Requirements (Questionnaire Attached)

•                  Supply and Service Employment Report

•                  VENDEX

LOCAL LAW 35 CERTIFICATION

CERTIFICATION

LOCAL LAW 35

AGENCY:	New York City Department of Sanitation	BUREAU: Waste Disposal

PIN #:	82703WD00036	PROJECT:

DESCRIPTION OF SERVICE OR SUPPLY:

Export Municipal Solid Waste from the Borough of Brooklyn (2003)

CONDITIONS OF LOCAL LAW 35 MUST MEET ALL OF THE FOLLOWING CRITERIA:

•         Solicitation for new or renewal contracts issued on or after October 17, 1994.

•

•         Contract is for provision of technical, consultant or personal services (including human/client services) valued at more than $100,000.00.

* * * * * * * * * * *

The Agency has determined that the award of this contract.

☐ Will	☒ Will Not

directly result in the “displacement” of any City employee.

“Displacement” is defined by Local Law 35 to mean “any employment action that results in a reduction in the number of funded position, including but not limited to, those resulting from the layoff; demotion; bumping; involuntary transfer to a new class, title, or location; time based reductions in customary hours of work, wages, or benefits of any city employees.”

BY:	/s/ [Illegible]	Date:	12-3-02
Bureau Contracting Officer
(Signature/Date)

BY:	/s/ [Illegible]	Date:	12-3-02
Commissioner
(Signature/Date)

[EXPERIENCE QUESTIONNAIRE
AND
CONTRACTOR’S
FINANCIAL STATEMENT

(THE CONTRACTOR MAY SUBSTITUTE AN
ACCOUNTING STATEMENT FOR THE PRIOR SIX-
MONTH PERIOD, BUT MUST INCLUDE THE TWO
MOST RECENT BANK STATEMENTS AND THE
AFFIDAVIT OF ACCURACY ATTACHED TO THE
CONTRACTOR’S FINANCIAL STATEMENT.)]

CONTRACTOR’S

EMPLOYMENT REPORT

FOR SERVICE AND SUPPLY CONTRACTS

(and Instructions)

THE CITY OF NEW YORK
DEPARTMENT OF BUSINESS SERVICES
DIVISION OF LABOR SERVICES
CONTRACT COMPLIANCE UNIT
110 WILLIAM STREET — 2nd Floor
NEW YORK, NY 10038

INSTRUCTIONS FOR THE SUPPLY AND SERVICE
CONTRACTOR’S EMPLOYMENT REPORT

CONTENTS:

Section
I.	Who must file a complete Employment Report
II.	Who must file a “Less Than 50 Employees Certificate” L.T. 50
III.	For which facility must an Employment Report be filed
IV.	Who must file the “Less Than 150 Employees Certificate” L.T. 150
V.	Where to file
VI.	Who reviews the Employment Report
VII.	What comprises the Division of Labor Services (DLS) Review Process
VIII.	Who must sign the Employment Report, the “Less Than 150 Employees Certificate” or the “Less Than 50 Employees Certificate”
IX.	How to complete the Supply and Services Employment Report
	A.	General Information
	B.	Part I - Contractor/Subcontractor Information
	C.	Part II - Documents Required
	D.	Part III - Employment Data Tables
ICIP Applicant/Developer Contractor Information
Signature Page
Sample of Completed Data Tables
X.	A.	Appendix A: Industry Codes
	B.	Appendix B: Broad Census Occupational Categories (Occupational Categories) and Detailed Listing of Occupational Titles and Census Codes

NOTE:            DLS IS DEVELOPING COMPUTER CAPABILITY TO RECEIVE WORKFORCE DATA ON DISKETTE.  IF YOU ARE INTERESTED IN MAKING A DISK SUBMISSION FOR PART III DATA, PLEASE CALL (212) 513-6342.

I.              WHO MUST FILE A COMPLETE EMPLOYMENT REPORT (ER)

In accordance with Chapter 56 of the New York City Charter (Chapter 56), Executive Order No. 50 (1980) (E.O. 50), as amended, its implementing Rules (1982), the filing of a completed ER is a requirement for doing business with the City of New York if you meet all of the following conditions:

1.             you have been identified as the lowest bidder for a supply or service contract, or your proposal for supplies or services has been accepted;

2.             the contract value exceeds $50,000; and

3.             your firm employs a total of 50 or more people.

NOTE:            IF YOU ARE A SUBCONTRACTOR (SUPPLIER OR MANUFACTURER) PERFORMING ON A SUPPLY AND SERVICE CONTRACT AND YOU MEET CONDITIONS 2 AND 3 ABOVE, YOU MUST ALSO FILE A COMPLETE ER. THE CONTRACTOR IS RESPONSIBLE FOR THE SUBMISSION OF THE ER(S) BY EACH SUBCONTRACTOR MEETING CONDITIONS 2 AND 3.  THE ER FOR THE PRIME CONTRACTOR WILL NOT BE CONSIDERED COMPLETE UNTIL DLS RECEIVES A COMPLETE AND DETAILED LISTING OF EACH SUBCONTRACTOR INVOLVED IN THE CONTRACT.  COMPLETED ERS FROM EACH APPROPRIATE SUBCONTRACTOR MUST BE SUBMITTED 10 BUSINESS DAYS FOLLOWING THE AWARD OF THE CONTRACT.

II.            WHO MUST FILE A “LESS THAN 50 EMPLOYEES CERTIFICATE”
(see ER, page 13)

1.             If your contract value exceeds $50,000 and your company at all of its facilities employs fewer than 50 employees, you need only submit a “Less Than 50 Employees Certificate” found on page 13 of the Employment Report.

2.             If you are a subcontractor to the prime contractor, the value of your subcontract exceeds $50,000 and your company at all of its facilities employs fewer than a total of 50 employees, you need only submit the “Less Than 50 Employees Certificate” found on page 13 of the Employment Report.  DO NOT COMPLETE ANY OTHER PART OF THE ER.

III.           FOR WHICH FACILITY MUST AN ER BE FILED

1.             A separate ER will be forwarded for each facility involved in the performance of the contract.  This may be headquarters or any “independently operating facility”.

2.             An “independently operating facility” is headquarters or a site separate from headquarters that makes its own personnel decisions including hires, transfers, promotions and termination.  If staff employed by a facility are simply sent to a separate location to perform their work, they are still considered part of that facility and are included in one ER.

3.             Example for which ERs must be filed from separate facilities:  If your firm is supplying data processing equipment that is manufactured at your Chicago, Illinois plant, sold by your sales office in East Orange, New Jersey and serviced by your maintenance center in New York City, then an ER is necessary for each of the three sites.  DLS retains the right to request the submission of an ER from headquarters, if deemed appropriate.

NOTE:            IF YOU HAVE ANY QUESTIONS RELATING TO WHICH FACILITY(IES) YOUR ORGANIZATION MUST COMPLETE AND SUBMIT INFORMATION, PLEASE CONTACT THE APPROPRIATE CITY AGENCY AS IDENTIFIED IN SECTION V BELOW.

IV.           WHO MUST FILE A “LESS THAN 150 EMPLOYEES CERTIFICATE”
(see ER, page 14)

1.             If your contract value exceeds $50,000 and your company employs between 50 and 149 employees, only Parts I and II and the “Less Than 150 Employees Certificate” (see page 14 of the Employment Report) need be completed and submitted for each independently operating facility.  DO NOT COMPLETE PART III (Pages 11 - 13), of the ER.

2.             If your company is a subcontractor, the value of your subcontract exceeds $50,000 and your company employs between 50 and 149 employees, only Parts I and II and the “Less Than 150 Employees Certificate” (see page 14 of the Employment Report) need be completed and submitted for each independently operating facility.  DO NOT COMPLETE PART III (Pages 10 - 12) of the ER.

V.            WHERE TO FILE

1.             The ER(s) or the “Less Than 50 Employees Certificate(s)” must be returned to the city agency with which you are contracting (contracting agency), and all inquiries, regarding the Instructions and/or the ER must be directed to the contracting agency, as well.

2.             DEPARTMENT OF GENERAL SERVICES/DIVISION OF MUNICIPAL SUPPLIES CONTRACTORS ONLY.  If you are contracting through the Department of General Services/Division of Municipal Supplies, you will submit the ER or “Less Than 50 Employees Certificate” directly to Division of Labor Services, 110 William Street, 2nd Floor, New York, NY 10038.  All inquiries regarding the Employment Report Instructions and/or the ER must be directed to DLS.

NOTE:            THE ORIGINAL EMPLOYMENT REPORT MUST BE SUBMITTED FOR DLS’ REVIEW.  HOWEVER, YOU SHOULD KEEP COPIES OF ALL MATERIALS AND DOCUMENTS SUBMITTED FOR EASY REFERENCE DURING AND AFTER THE REVIEW.

VI.           WHO REVIEWS THE EMPLOYMENT REPORT

The contracting agency and/or DLS reviews the ER for completeness.  If any portion is incomplete you will be notified.

Upon receipt of a completed ER, it is reviewed by DLS to ensure that your firm or organization is in compliance with the City’s equal employment opportunity requirements.

VII.          WHAT COMPRISES THE DIVISION OF LABOR SERVICES’ REVIEW PROCESS

In accordance with E.O. 50, upon receipt by DLS of a completed ER, DLS conducts a review of the contractor’s current employment policies, practices and procedures, as well as a statistical analysis of the workforce, if necessary.  The process is as follows:

1.             Within five (5) business days DLS will review the ER for completeness and accuracy.  If any information is omitted or incorrect, or if necessary documents are not submitted, the submission shall be deemed incomplete and DLS will inform the contractor.  The substantive compliance review does not commence until the submission is complete.  An incomplete submission will delay the review process and may preclude or interrupt the contract approval.

2.             If the ER submission is complete the compliance review will proceed, resulting in one of the following:

a)             A Certificate of Compliance valid for 24 months;

b)            A Conditional Certificate of Compliance, valid for 3 months contingent upon conditions being satisfied;

c)             An Administrative Certificate of Compliance, valid for 24 months;

d)            A Conditional Administrative Certificate of Compliance, valid for 3 months, if conditions are satisfied;

e)             Recertification Certificate valid for 24 months;

f)             Continued Compliance Certificate, good for the instant contract if a Certificate of Compliance has been issued; or

g)            A Compliance Review Analysis Report.  (If the analysis yields a finding of underutilization of minorities and/or women resulting from policies or procedures that may have a discriminatory effect, or other employment policies or practices mitigating against equal employment opportunity, the contractor will be asked to attend a conference to present a legal and/or factual explanation, or to develop an Employment Program.  Any firm or organization making good faith efforts to take necessary corrective actions to change policies found to have a disparate effect on women and minorities may be issued a Conditional Certificate of Compliance.)

VIII.        WHO MUST SIGN THE EMPLOYMENT REPORT, THE “LESS THAN 150 EMPLOYEES CERTIFICATE” OR THE “LESS THAN 50 EMPLOYEES CERTIFICATE”

The signatory of these and all other documents submitted to DLS must be an official of the firm, authorized to enter into binding legal agreements.

NOTE:    DLS WILL ONLY ACCEPT ORIGINAL SIGNATURES.
COPIES WILL BE REJECTED.

IX.           HOW TO COMPLETE THE EMPLOYMENT REPORT

A.            General Information

1.             Check the appropriate the contractual relationship (a or b) you will have with the City as a result of this contract.  If you are a subcontractor, you must state the name of the contractor for whom you are providing the goods, services, etc.

2.             Identify the facility represented by the information submitted in this Employment Report.

3.             You must provide your Employer Identification or Tax Number.

4.             You must indicate the number of employees at this facility.

5.             You must check the entry corresponding with the description of your firm’s ownership.

6.             Identify your firm’s industry code (see Appendix A).

NOTE:            READ BEFORE COMPLETING B.  PART I

You say complete and submit only Part I, if any of the three (3) following conditions apply to your organization.

1.             You Have Prior Approval From DLS

You have a valid Certificate of Compliance, Conditional, Certificate of Compliance, Administrative Certificate of Approval or Conditional Administrative Certificate of Approval, issued by DLS within the past 24 months for the facility(ies) performing on this contract.  If so, complete only Part I and the required attachments.  (See Question 9a. of the ER).

2.             You Have Previously Submitted a Complete ER for this Facility

You have previously submitted an ER on this same facility for a different contract for which you have not yet received compliance approval.  If so,

complete only Part I and the required attachments.  (See Question 9b. of the ER).

3.             You Have Prior Approval From OFCCP

The facility(ies) involved in the performance of this contract has within the past 12 months undergone an audit and received approval by the U.S. Department of Labor, Office of Federal Contract Compliance Programs (“OFCCP”) and is in compliance with all other requirements of E.O. 50 and its implementing Rules.  If so, complete only Part I and submit the required attachments.  (See Question 10 of the ER).

B.            Part I - Contractor/Subcontractor Information

1.             State the name of your organization.

2.             State the full address of the facility at which this ER was completed.

3.             Identify the Chief Operating Officer of the organization (not necessarily the facility).  Please provide a telephone number.

4.             Please provide the name of the person who can explain the information submitted in this report, or respond to questions raised in connection with the review of this report.  Provide the telephone number at which this person can be reached.  If this person is located at an address different from the facility for which this report is being submitted, provide the address where they can receive correspondence directly.  If available, include fax number.

5.             Explain the nature of the good(s) and/or service(s) being provided under this contract. (see page 2 of the ER)

6a.           Identify the Agency with which you have the contract to provide the good(s) and/or service(s).  If the Department of General Services/Division of Municipal Supplies (DMS) is contracting with your organization on behalf of a user agency (e.g. Department of Sanitation), please indicate that DMS is the contracting agency.

b.             Identify the contract value.

c.             Identify the term or duration of the contract.  If no terms or expiration date is indicated in the contract, please indicate your projected performance completion date.

7.             List the names and addresses of all of your firm’s facilities which are performing work on this contract.  For example, a computer organization might have a sales office in Newark, New Jersey which negotiated and/or submitted a contract proposal, manufacturing facilities in Tetersboro, New

Jersey and Schaumberg, Illinois which produced the equipment; and a facility in New York City providing systems analysts, programmers and technicians to develop, install and maintain the system.  Since all four (4) facilities are involved in performing the contract, all four (4) are operating facilities, and they must be identified.  If a facility’s employment policies, procedures and employment action determinations are made at a different facility or headquarters, that facility must be identified as well.  If you are uncertain whether a particular facility should be included, refer to Section III, page 1 of these instructions and/or call DLS at (212) 618-8836 or 513-6342.

IF YOU FAIL TO IDENTIFY ALL OF THE OPERATING FACILITIES, THE OMISSION WILL RENDER THE EMPLOYMENT REPORT SUBMISSION INCOMPLETE. INCOMPLETENESS WILL INTERRUPT AND DELAY THE COMPLIANCE REVIEW IN PROGRESS.

AN ER, COMPLETED PURSUANT TO THESE INSTRUCTIONS, MUST BE SUBMITTED FOR EACH OF THE FACILITIES LISTED ABOVE IN QUESTION 7.

8.             IMPORTANT.  All subcontractors with subcontracts in excess of $50,000 must be identified by name and address.  As a selected proposed contractor you must ensure that each of your subcontractors obtain an Employment Report as soon as possible after your organization is selected to perform on the City contract.

9a.           This question refers to your firm’s particular facility locations which have been reviewed and certified within the past 24 months.  If the operating facilities in the current proposed contract include any location(s) different from those reviewed and certified in the past 24 months, ERs must be submitted for these facilities. (See Instructions Sections III and IV).

9b.           If all of the facilities involved in this proposed contract of the ER being reviewed by DLS, then you may complete and submit only Part I of the ER for each operating facility.  Be certain to identify the date on which you submitted the completed ER(s), the name of the City contracting agency with which the contract was made, and the name and telephone number of the person to whom the ER was submitted.

10.           Was an Approval issued in the last 24 months pursuant to an OFCCP Audit of the facility for which this ER is being submitted?  When answering this question, be careful to consider only those locations which the OFCCP actually audited.  DLS will not consider OFCCP approvals and certifications for facility locations which were not actually audited.

a.             Identify the reviewing OFCCP office by its name and address;

b.             Was an unconditional certificate of compliance issued within the past 24 months by the OFCCP?  If yes, attach a copy of the certificate in lieu of completing Employment Report Parts II and III.

c.             Provide a copy of all stated OFCCP findings.  Include copies of all corrective actions and documentation of their performance.

IF YOU ARE SUBMITTING ONLY PART I OF THE ER, YOU MUST SUBMIT A COPY OF THE FIRM’S EEO STATEMENT AS IT IS PRESENTED IN THE COMPANY PUBLICATIONS/POSTED ON BULLETIN BOARDS.

If you are only required to complete Employment Report Part I, TURN TO PAGE 8 of the Employment Report and sign and notarize the Employment Report.  Then submit it to the appropriate contracting agency. (See Section V. page 2)

C.            Part II – DOCUMENTS PROVIDED

Questions

11a.                         You must respond to the questions as to whether or not your firm has documents reflecting written policies, benefits and procedures.  If so, then you must identify by name each document in which the policy(ies), procedure(s) or benefit(s) is located and submit copies of each document.

If your firm follows unwritten practices or procedures, then you must explain in writing how they operate.

REMEMBER TO LABEL ALL DOCUMENTS WITH THE QUESTION NUMBER FOR WHICH THEY ARE SUBMITTED.

Questions

12a. and b.             There are two parts to this question.  Part (a) concerns the manner/method by which you comply with the requirements of the Immigration Reform and Control Act of 1986 (IRCA).  Part (b) inquires into where and how I-9 Forms are maintained and stored.

Questions

13a. and b.             There are two parts to this question.  Part (a) concerns the firm’s requirement that an applicant or employee be subjected to a medical examination at any given time.  Part (b) requires the submission of medical information questionnaires used by the firm.

Questions

14a. and b.             There are two parts to this question.  Part (a) asks you to indicate the existence and location of all statements of your firm’s Equal Employment

Opportunity policy and to attach a copy of each statement.  Part (b) asks you to submit your current Affirmative Action Plan(s).

Questions

15a. and b.             There are two parts to this question.  If your firm or collective bargaining agreement has an internal grievance procedure, part (a) asks you to indicate this and submit a copy of the policy and procedure.  If unwritten, part (b) asks you to explain is nature and operation.  Explain how your firm’s procedure addresses EEO complaints.

Question 16.          If your employees have used an internal grievance procedure in the last three (3) years, please submit an explanation in the format indicated below:

Number the Complaint(s) (e.g. 1, 2, 3 ...)	Nature of the Complaint(s)	Position(s) of Complainant(s)	Investigation Conducted Yes/No, Type	Current Status/Disposition

Question 17.          Indicate whether in the past three (3) years complaints have been filed with a court of law or administrative agency, naming your firm as a defendant (or respondent) in a complaint alleging violation of any anti-discrimination or affirmative action laws.  If yes, develop and submit a log to show, for each administrative/and or judicial action filed, the following information:

Name(s) of Complainant(s)	Administrative agency or court in which action was filed	Nature of the Complaint(s)	Current Status	If not pending, the Complaint’s Disposition

Question 18.          Identify each job for which a physical qualification exists.  Identify and explain the physical qualification(s) for each stated job.  Submit job descriptions for each job and the reasons for the qualifications.

Question 19.          Identify each job for which there exists any qualification related to age, race, color, national origin, sex, creed, disability, marital status, sexual orientation or citizenship status.  Identify and explain the specific related qualification for each job stated.  Submit job descriptions for each job and the reasons for the qualifications.

Question 20.          If the conditions apply, check the appropriate boxes.

Question 21.          Please indicate the relevant geographic recruitment or labor market area(s) (i.e. nation, specific county or specific metropolitan, statistical area) for each job category employed at this facility.

D.            Part III:  Employment Data Tables Include:

Form A.                  Job Classification and Incumbents Form (see ER, page 11)

Form B.                  New Hires Form/Tracking Employees Hired Over The Last Three Years (see ER, page 11)

Form C.                  Terminations Form:  Employment Termination Over The Last Three Years (see ER, page 12)

NOTE:            IDENTIFY THE FIRM AND FACILITY LOCATION AT THE TOP RIGHT CORNER OF EACH WORKFORCE DATA TABLE PAGE.  THESE SHEETS ARE SEPARATED FROM THE OTHER EMPLOYMENT REPORT MATERIALS FOR PURPOSES OF COMPUTER PROCESSING.

FORM A.  JOB CLASSIFICATION AND INCUMBENTS REPORT

FILL OUT THIS FORM AS FOLLOWS:  (See page 10 of the ER)

1.             Occupational Category

(a)           This form requires that you list and classify each company job title which exists in the reported facility.

(b)           In selecting the appropriate occupational category for each job title please note that the occupational categories listed in abbreviated form at the upper right corner reflect the eleven (11) occupational categories utilized in the 1990 Census. These occupational categories are listed in Appendix B (page 25) and appear as italicized headings within the parenthesis above each group of occupational titles listed in Appendix B.  Be sure you are using the correct occupational category when selecting the category in Appendix B that most closely corresponds to your company job titles.  For purposes of this report please use only the nine categories listed on Form A.

(c)           Before you fill out Form A, please circle the occupational category at the top of the page in order to identify the job titles being reported on the page.  Remember, if you circle “professional” the page should reflect only those titles classified as professionals.

(d)           You must use separate pages of Form A for each occupational category.  You should photocopy as many forms as you reed to report all of the titles.

(e)           You must indicate the name and location of the reported facility in the upper right hand corner of Form A.

Column 1 - Company Job Title

1.             List all job titles which fall within the category circled. (These are titles, not census codes, occupational categories or specific people)

NOTE:            IF YOU HAVE AN UNUSUAL COMPANY JOB TITLE WHICH YOU ARE UNABLE TO PLACE WITHIN AN OCCUPATIONAL CATEGORY, PLEASE FILL OUT THE JOB DESCRIPTION FORM (EMPLOYMENT REPORT, PAGE 15) AND DLS WILL CLASSIFY THAT TITLE FOR YOU.

2.             If, within the past three years, employees were hired into or terminated from a job title which is no longer utilized by your firm, the job title must be reported and job grouped in columns 1 and 3.

Column 2 - Company Job Number

1.             Assign a job number to each company job title listed in column 1.  If your company does not use numbers to identify job titles, then simply assign a number to each job title.  COMPANY JOB NUMBERS MUST BE JOB TITLE DISTINCT AND EACH JOB NUMBER CAN BE USED ONLY ONCE.  EACH JOB TITLE MUST BE ASSIGNED TO ONE AND ONLY ONE JOB NUMBER.

2.             Job numbers must have at least one digit and no more than 7 digits or spaces.  You may use numbers, letters, dashes or slashes.

3.             These numbers will be used again in columns 5 and 8 of the New Hires Form and column 6 of the Termination Form.

Column 3 - Census Codes

1.             Refer to the occupational titles in Appendix B (page 26 of these Instructions).  Find the occupational title which most closely matches the job function of the title in column 1, then list the corresponding census code.

2.             Where applicable, the same census code may be assigned to different job titles. For example, the job titles senior accountant and junior accountant may both be assigned census code 023 (accountants and auditors).

NOTE:            IF YOU ARE UNABLE TO FIND A SUITABLE CENSUS CODE MATCH TO ONE OR MORE OF YOUR COMPANY JOB TITLES, FILL IN THE JOB DESCRIPTION FORM (ER, PAGE 15) AND DLS WILL MATCH IT TO A CENSUS CODE.

Column 4 - Job Groups (Column 4 is divided into five sub-columns.)

1.             JOB GROUPS are rankings of job titles within occupational categories each job group should contain jobs with similar content (i.e., duties and responsibilities, pay rate and employment opportunity).

2.             Look at each of the job titles (column 1) that fall within the same occupational categories (Column 3) and rank the job titles (i.e.. rank all managerial titles against one another, then clerical titles against one another, then the professional titles against one another and so on).

3.             Within each occupational category, job group 1 is the job group containing the job titles with the highest wage rates, best opportunities and most responsibility.  The next highest level of job titles are similarly checked off in job group 2 and so on.

4.             If two job titles have similar pay rate, opportunity and responsibility, they may be checked off in the same job group.  But you may not skip a job group within an occupational category:  THE RANKINGS IN EACH OCCUPATIONAL CATEGORY MUST BEGIN WITH JOB GROUP 1, THEN JOB GROUP 2, THEN JOB GROUP 3 AND SO ON.  (It is not necessary to reach Job Group 5, and in fact most small and medium-sized organizations do not.)

NOTE:            UNDER LIMITED CIRCUMSTANCES, DLS WILL ALLOW MORE THAN FIVE JOB GROUPS TO BE ESTABLISHED IN AN OCCUPATIONAL CATEGORY, BUT IN NO INSTANCE WILL MORE THAN TEN JOB GROUPS BE ALLOWED.  IF YOU BELIEVE THAT MORE THAN FIVE JOB GROUPS IN ANY OCCUPATIONAL CATEGORY IS ABSOLUTELY NECESSARY, YOU MAY CALL DLS AND ASK FOR THE TECHNICAL ASSISTANCE UNIT AT (212) 513-6342 or 618-8836.

COLUMNS 5 – 15:  (INCUMBENTS)

1.             In Column 5, record the total number of your current employees by job title.

2.             In Columns 6-15, distribute by sex and minority status (see below), the total number of incumbents in each job title.  Add the totals in column 5 for the entire occupational category (e.g., Managers) and place the resulting number in the box at the top left hand corner of the page.  If there are no incumbents in an occupational category, you must report zero (0).

3.             “Minority,” “Minorities,” or “Minority Group” means:  Black, Hispanic (Non-European), Asian and Native American (American Indian, Eskimo, Aleut).

These groups are defined as follows:
Black:  descended from any of the Black African racial groups and not of Spanish origin;

Hispanic:  of Mexican, Puerto Rican, Cuban, Dominican, Central or South American Spanish origin or culture regardless of race;

Asian or Pacific Islander:  descended from any of the original peoples of the Far East, Southeast Asia, the Indian subcontinent, or the Pacific Islands;

Native American, Alaskan Native:  descended from any of the original peoples of

North America or Alaska and maintaining identifiable tribal affiliation through membership and participation or community recognition.

4.             The incumbents reported should reflect a snapshot of your workforce as of the date your Employment Report was completed.

FORM B.               NEW HIRES FORM/TRACKING EMPLOYEES HIRED OVER THE LAST THREE YEARS

FILL OUT THIS FORM AS FOLLOWS:  (See page 11 of the ER)

1.             The New Hires Form calls for information concerning only those employees hired over the last three years, including those who are no longer with your firm.

2.             If any required information is unavailable, please contact the city agency with which you are contracting (contracting agency).  If you are contracting through the Department of General Services/Division of Municipal Supplies, you must contact the Division of Labor Services directly.

Column 1 - Social Security No. or Employee ID No.

1.             Write the social security number or employee ID number of all employees hired. Each permanent ID number must be employee specific.

Columns 2-3:  Sex and Race/Ethnic Code

1.             Using the codes at the bottom of the form, fill in the sex and race of each employee listed in column 1.

2.             “Minority,” “Minorities. “ or “Minority Group” means:  Black, Hispanic (non-European), Asian, and Native American (American Indian, Eskimo, Aleut).  These groups are defined on page 10 of these Instructions.

Column 4 - Year of Hire

1.             Enter year of hire for each employee hired within the past three years.

2.             If there are no “new hires” for one or more of the past three years, please indicate this at the certification box located below the legends.

Column 5 - Company Job Number at Hire

1.             List the company job number (Form A, Column 2) for the title in which the employee was hired.

2.             All company job numbers utilized on this form must be reported on Form A, even if the job title that the job number represents no longer exists.

NOTE:            IF A COMPANY NUMBER IS LISTED AS A THREE DIGIT NUMBER ON THE JOB CLASSIFICATION AND INCUMBENTS FORM (i.e. 006), THAT PRECISE THREE DIGIT NUMBER MUST BE UTILIZED IN THIS COLUMN AND IN COLUMN 8.  DO NOT SUBSTITUTE 6 FOR 006.

Column 6 – Matching Census Code

1.             Refer to the census codes which were assigned to the job titles on Form A.  List the census code assigned to the company job title into which the employee was hired.

2.             When the same company job number is listed more than once in column 5, the same census code must be assigned each time that company job number is reported.

3.             Where applicable, the same census code nay be assigned to different company job numbers.  For example, job titles senior accountant and junior accountant may both be assigned detailed census code 023 (accountants and auditors).

4.             If you are unable to find a suitable census code match for one or more of your company job titles, fill in the Job Description Form in the Employment Report, page 15) and DLS will match it to a census code.

Column 7 - Weekly Salary at Hire

1.             Report the weekly salary of each employee listed at hire.  If not weekly, salaries must still be listed in a uniform manner (i.e., monthly salaries instead of weekly).

Column 8 - Current Company Job Number

1.             Enter the current company job number of each employee listed.  This may or may not be a change from column 5, depending on whether there was a change in job title (promotion, transfer, demotion) for the employee.

2.             If any employee listed as a new hire is no longer with your firm, place an “I” in this column if the employee was discharged or laid off, a “V” if the employee resigned, an “R” if the employee retired and a “D” if the employee is deceased.

NOTE:            REMEMBER THAT ALL COMPANY JOB NUMBERS UTILIZED ON THIS FORM MUST HAVE BEEN REPORTED ON FORM A.

Column 9 - Weekly Current Salary

1.             Enter the current salary of each employee listed.  This may or may not be a change from column 7.  This salary must be reported in the same uniform manner (i.e. weekly, monthly) as column 7.

2.             If any employee listed is no longer with your firm, place an “I”, “V”, “R”, or a “D” in this column as appropriate.

FORM C.               TERMINATIONS FORM/EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

FILL OUT THIS FORM AS FOLLOWS:  (See page 12 of the ER)

1.             The Terminations Form calls for information concerning only those employees whose employment terminated over the last three years.  If no termination occurred in any of the past three years, indicate this fact in the certification box.

2.             If any required information is unavailable, please contact the city agency with which you are contracting (contracting agency).  If you are contracting through the Department of General Services/Division of Municipal Supplies, you must contact the Division of Labor Services directly.

Column 1:  Social Security No. or Employee ID No.

1.             Write the social security number or other permanent employee ID number for each employee listed.  Each permanent ID number utilized must be employee specific.  Please be sure that all employees listed on the “New Hires Form” as terminated (with a “V”, “R”, “I” or “D” in columns 8 and 9) are consistently reported on this Form.

Columns 2-3:  Sex and Race/Ethnic Code

1.             Using the codes at the bottom of the form fill in the sex and race of each employee listed in column 1.

2.             “Minority,” “Minorities,” or “Minority Group” means:  Black, Hispanic (non-European), Asian, and Native American (American Indian, Eskimo, Aleut).  These groups are defined on page 10 of these Instructions.

Column 4:  Age at Termination

1.             Indicate the age of each employee listed.  PLEASE DO NOT GIVE BIRTHDATES.

Column 5:  Year of Hire

1.             If any employee listed on this form was rehired, enter the year of last hire.

Column 6:  Last Company Job Number

1.             Enter the last company job number assigned to terminees (this number must be from the job numbers assigned on Form A, column 2).

Remember that all company job numbers utilized on this form must be reported on the Form A, even if the title and number no longer exist.

Column 7:  Year of Termination

1.             Indicate the year of employee’s termination.

Column 8:  Type of Termination

1.             Indicate the type of termination by placing an “I” in this column if the employee was discharged or laid off, a “V” if the employee. resigned, an “R” if the employees retired or a “D” if the employee is deceased.

NOTE:            REMEMBER THAT ALL COMPANY JOB NUMBERS UTILIZED ON THIS FORM MUST HAVE BEEN REPORTED ON FORM A.

Instruction for Completing Questions for
ICIP Applicant/Developer Contractor Information

(a, b)	State the lot and block number for this project.

(c)	State the address of the project and a trade-specific description of the work to be performed.

(d)	State the borough in which this work is being performed.

(e)	State the preliminary application number issued by the Department of Finance.

(f)	State the organizational or corporate name of the applicant of this tax abatement.

(g)	State the address for the headquarters of the organization, listed in (f).

(h, i)	State the name, title and telephone number of the person to contact at the organization listed in (f).

(j)	State your corporation or organization’s employer identification or social security number used for tax purposes.

(k)	State the name of any organization or corporate entity with which your organization has contracted a consultant on this project.

(l)	State the cost of this construction project as estimated on the preliminary application form.

(m)	State the commencement date for this entire project.

(n)	State the completion date for this entire project.

(o)

Indicate whether your organization or corporate identity has contracted with a Construction Manager or general Contractor on this project.  (It is possible that this project will use both Construction Managers and General Contractors.  If so, please indicate this fact.  It is possible that the work on this project will be performed and/or monitored in phases.  If there is more than one Construction Manager, please indicate this.

(p-s)	State the organizational corporate name, address and contact person of the entity(ies) represented in response to (o). Also, indicate the proposed contract amount(s).

(t)	Indicate whether subcontractors are being used on this project. If more than one subcontractor is being used, indicate the number of subcontractors in the bracket next to the “yes” response, here.

(u-x)	State the organizational or corporate name, address, and contact person or the entity represented in response to (t). Also, indicate the proposed contract amount(s).

SIGNATURE PAGE (See page 8 of the ER)

The signatory of this Employment Report and all other documents submitted to DLS must be an official authorized to enter into a binding legal agreement.

THE SIGNATURE PAGE MUST BE COMPLETED IN ITS ENTIRETY AND NOTARIZED.  ONLY ORIGINAL SIGNATURES WILL BE ACCEPTED.

rev: 4/94

APPENDIX A:  INDUSTRY CODES

INDUSTRY CATEGORY

AGRICULTURE, FORESTRY, AND FISHERIES

010	Agricultura1 production, crops
011	Agricultural production, livestock
012	Veterinary services
020	Landscape and horticultural services
030	Agricultural services, n.e.c.
031	Forestry
032	Fishing, hunting, and trapping

MINING

040	Metal mining
041	Coal mining
042	Oil and gas extraction
050	Nonmetallic mining and quarrying, except fuels

060	CONSTRUCTION

MANUFACTURING

Nondurable Goods

Food and kindred Products
100	Meat products
101	Dairy products
102	Canned, frozen, and preserved fruits and vegetables
110	Grain Mill products
111	Bakery products
112	Sugar and confectionery products
120	Beverage industries
121	Miscellaneous food preparations and kindred products
122	Not specified food industries
130	Tobacco manufactures

Textile mill products
132	Knitting mills
140	Dyeing and finishing textiles, except wool and knit goods
141	Carpets and rugs
142	Yarn, thread, and fabric mills
150	Miscellaneous textile mill products

Apparel and other finished textile products
151	Apparel and accessories, except knit

152	Miscellaneous fabricated textile products

Paper and allied products
160	Pulp, paper, and paperboard mills
161	Miscellaneous paper and pulp products
162	Paperboard containers and boxes
Printing. publishing. and allied industries
171	Newspaper publishing and printing
172	Printing, publishing, and allied industries, except newspapers
Chemicals and allied products
180	Plastics, synthetics, and resins
181	Drugs
182	Soaps and cosmetics
190	Paints, varnishes, and related products
191	Agricultural chemicals
192	Industrial and miscellaneous chemicals
Petroleum and coal, products
200	Petroleum refining
201	Miscellaneous petroleum and coal products
Rubber and miscellaneous plastic products
210	Tires and inner tubes
211	Other rubber products, and plastics footwear and belting
212	Miscellaneous plastics products
Leather and leather products
220	Leather tanning and finishing
221	Footwear, except rubber and plastic
222	Leather products, except footwear
DURABLE GOODS
Lumber and wood products, except furniture
230	Logging
231	Sawmills, planning mills, and millwork
232	Wood buildings and mobile homes
241	Miscellaneous wood products
242	Furniture and fixtures
Stone, clay, glass and concrete products
250	Glass and glass products
251	Cement, concrete, gypsum, and plaster products
252	Structural clay products
261	Pottery and related products
262	Miscellaneous nonmetallic mineral and stone products
Metal industries
270	Blast furnaces, steelworks, rolling and finishing mills
271	Iron and steel foundries
272	Primary aluminum industries
280	Other primary metal industries
281	Cutlery, hand tools, and general hardware
282	Fabricated structural metal products

290	Screw machine products
291	Metal forging and stampings
292	Ordinance
300	Miscellaneous fabricated metal products
301	Not specified metal industries
Machinery and computing equipment
310	Engines and turbines
311	Farm machinery and equipment
312	Construction and material handling machines
320	Metalworking machinery
321	Office and accounting machines
322	Computers and related equipment
331	Machinery, except electrical, n.e.c.
332	Not specified machinery
Electrical machinery, equipment and supplies
340	Household appliances
341	Radio, TV, and communication equipment
342	Electrical machinery, equipment and supplies, n.e.c.
350	Not specified electrical machinery, equipment and supplies
Transportation equipment
351	Motor vehicles and motor vehicle equipment
352	Aircraft and parts
360	Ship and boat building and repairing
361	Railroad locomotives and equipment
362	Guided missiles, space vehicles, and parts
370	Cycles and miscellaneous transportation equipment
Professional and photographic equipment, and watches
371	Scientific and controlling instruments
372	Medical, dental, and optical instruments and supplies
380	Photographic equipment and supplies
381	Watches, clock and clockwork operated devices
390	Toys, amusement and sporting goods
391	Miscellaneous manufacturing industries
392	Not specified manufacturing industries
TRANSPORTATION, COMMUNICATIONS AND OTHER PUBLIC UTILITIES
Transportation
400	Railroads
401	Bus service and urban transit
402	Taxicab service
410	Trucking service
411	Warehousing and storage
412	U.S. Postal Service
420	Water transportation
421	Air transportation
422	Pipe lines, except natural gas
432	Services incidental to transportation

Communications
440	Radio and television broadcasting and cable
441	Telephone communications
442	Telegraph and miscellaneous communication services
Utilities and sanitary services
450	Electric light and power
451	Gas and steam supply systems
452	Electric and gas, and other combinations
470	Water supply and irrigation
471	Sanitary services
472	Not specified utilities
WHOLESALE TRADE
Durable Goods
500	Motor vehicles and equipment
501	Furniture and home furnishings
502	Lumber and construction materials
510	Professional and commercial equipment and supplies
511	Metals and minerals, except petroleum
512	Electrical goods
521	Hardware, plumbing and heating supplies
530	Machinery, equipment and supplies
531	Scrap and waste materials
532	Miscellaneous wholesale, durable goods
Nondurable Goods
540	Paper and paper products
541	Drugs, chemicals and allied products
542	Apparel, fabrics and notions
550	Groceries and related products
551	Farm-product raw materials
552	Petroleum products
560	Alcoholic beverages
561	Farm supplies
562	Miscellaneous wholesales, nondurable goods
571	Not specified wholesale trade
RETAIL TRADE
580	Lumber and building material retailing
581	Hardware stores
582	Retail nurseries and garden stores
590	Mobile home dealers
591	Department stores
592	Variety stores
600	Miscellaneous general merchandise stores
601	Grocery stores
602	Dairy products stores
610	Retail bakeries
611	Food stores, n.e.c.

612	Motor vehicle dealers
620	Auto and home supply stores
621	Gasoline service stations
622	Miscellaneous vehicle dealers
623	Apparel and accessory stores, except shoe
630	Shoe stores
631	Furniture and home furnishings stores
632	Household appliance stores
633	Radio, TV, and computer stores
640	Music stores
641	Eating and drinking places
642	Drug stores
650	Liquor stores
651	Sporting goods, bicycles and hobby stores
652	Book and stationery stores
660	Jewelry stores
661	Gift novelty, and souvenir shops
662	Sewing, needlework and piece goods stores
663	Catalog and mail order houses
670	Vending machine operators
671	Direct selling establishments
672	Fuel dealers
681	Retail florists
682	Miscellaneous retail stores
691	Not specified retail trade
FINANCE, INSURANCE AND REAL ESTATE
700	Banking
701	Savings institutions, including credit unions
702	Credit agencies, n.e.c.
710	Security, commodity brokerage, and investment companies
711	Insurance
712	Real estate, including real estate-insurance offices
BUSINESS AND REPAIR SERVICES
721	Advertising
722	Services to dwellings and other buildings
731	Personnel supply services
732	Computer and data processing services
740	Detective and protective services
741	Business services, n.e.c.
742	Automotive rental and leasing, without divers
750	Automotive parking and carwashes
751	Automotive repair and related services
752	Electrical repair shops
760	Miscellaneous repair services
PERSONAL SERVICES
761	Private households

762	Hotel and motels
770	Lodging places, except hotels and motels
771	Laundry, cleaning and garment services
772	Beauty shops
780	Barber shops
781	Funeral service and crematories
782	Shoe repair shops
790	Dressmaking shops
791	Miscellaneous personal services
ENTERTAINMENT AND RECREATION SERVICES
800	Theaters and motion pictures
801	Video tape rental
802	Bowling centers
810	Miscellaneous entertainment and recreation services
PROFESSIONAL AND RELATED SERVICES
812	Offices and clinics of physicians
820	Offices and clinics of dentists
821	Offices and clinics of chiropractors
822	Offices and clinics of optometrists
830	Offices and clinics of health practitioners, n.e.c.
831	Hospitals
832	Nursing and personal care facilities
840	Health services, n.e.c.
841	Legal services
842	Elementary and secondary schools
850	Colleges and universities
851	Vocational schools
852	Libraries
860	Educational services, n.e.c.
861	Job training and vocational rehabilitation services
862	Child day care services
863	Family child care homes
870	Residential care facilities, without nursing
871	Social services, n.e.c.
872	Museums, art galleries, and zoos
873	Labor unions
880	Religious organizations
881	Membership organizations, n.e.c.
882	Engineering, architectural and surveying services
890	Accounting, auditing and bookkeeping services
891	Research, development, and testing services
892	Management and public relations services
893	Miscellaneous professional and related services
PUBLIC ADMINISTRATION
900	Executive and legislative offices
901	General government, n.e.c.

910	Justice, public order, safety
921	Public finance, taxation, and monetary policy
922	Administration of human resources programs
930	Administration of environmental quality and housing programs
931	Administration of economic programs
932	National security and international affairs
ACTIVE DUTY MILITARY
Armed Forces
940	Army
941	Air Forces
942	Navy
950	Marines
951	Coast Guard
952	Armed Forces, Branch not specified
960	Military Reserves or National Guard
EXPERIENCED UNEMPLOYED NOT CLASSIFIED BY INDUSTRY
992	Last worked 1984 or earlier

APPENDIX B: OCCUPATIONAL CATEGORIES AND CENSUS CODES

BROAD CENSUS OCCUPATIONAL CATEGORIES

1.	Executive, Administrative and Managerial Occupations (Managerial) Codes 003 through 037
2.	Professional Specialty Occupations (Professional) Codes 043 through 199
3.	Technician and Related Support Occupations (Technicians) Codes 203 through 235
4.	Sales Occupations (Sales) Codes 243 through 285
5.	Administrative Support Occupations, Including Clerical (Clerical) Codes 303 through 389
6.	Service Occupations, Except Private Household (Service) Codes 403 through 469
7.	Farming, Forestry & Fishing (Farm) Codes 473 through 499
8.	Precision Production, Craft and Regular Occupations (Crafts) Codes 503 through 699
9.	Operators, Fabricators & Laborers (Operators) Codes 703 through 889
10.	Military Occupations (Military) Codes 903 through 905
11.	Experienced Unemployed Not Classified by Occupation (Unemployed) Code 909

1990 CENSUS DETAILED LISTING OF OCCUPATIONAL TITLE CODES

1990 CENSUS CODE	1. EXECUTIVE, ADMINISTRATIVE, AND MANAGERIAL OCCUPATIONS (“Managerial”)
003	Legislators
004	Chief executives and general administrators, public administration
005	Administrators and officials, public administration
006	Administrators, protective services
007	Financial managers
008	Personnel and labor relations managers
009	Purchasing managers
013	Managers, marketing, advertising, and public relations
014	Administrators, education and related fields
015	Managers, medicine and health
016	Postmasters and mail superintendents
017	Managers, food serving and lodging establishments
018	Managers, properties and real estate
019	Funeral directors
021	Managers, service organizations, n.e.c.
022	Managers and administrators, n.e.c.
Management Relate Occupations
023	Accountants and auditors
024	Underwriters
025	Other financial officers
026	Management analysts
027	Personnel, training, and labor relations specialists
028	Purchasing agents and buyers, farm products
029	Buyers, wholesale and retail trade except farm products
033	Purchasing agents and buyers, n.e.c.
034	Business and promotion agents
035	Construction inspectors
036	Inspectors and compliance officers, except construction
037	Management related occupations, n.e.c.
2. PROFESSIONAL SPECIALTY OCCUPATIONS (“Professional”)
Engineers, Architects, and Surveyors
043	Architects
Engineers
044	Aerospace
045	Metallurgical and materials
046	Mining
047	Petroleum
048	Chemical
049	Nuclear

053	Civil
054	Agricultural
055	Electrical and electronic
056	Industrial
057	Mechanical
058	Marine and naval architects
059	Engineers, n.e.c.
063	Surveyors and mapping scientists
Mathematical and Computer Scientists
064	Computer systems analysts and scientists
065	Operations and systems researchers and analysts
066	Actuaries
067	Statisticians
068	Mathematical scientists, n.e.c.
Natural Scientists
069	Physicists and astronomers
073	Chemists, except biochemists
074	Atmospheric and space scientists
075	Geologists and geodesists
076	Physical scientists, n.e.c.
077	Agricultural and food scientists
078	Biological and life scientists
079	Forestry and conservation scientists
083	Medical scientists
Health Diagnosing Occupations
084	Physicians
085	Dentists
086	Veterinarians
087	Optometrists
088	Podiatrists
089	Health diagnosing practitioners, n.e.c.
Health Assessment and Treating Occupations
095	Registered nurses
096	Pharmacists
097	Dieticians
Therapists
098	Respiratory therapists
099	Occupational therapists
103	Physical therapists
104	Speech therapists
105	Therapists, n.e.c.
106	Physicians’ assistants
Teachers, Postsecondary
113	Earth, environmental, and marine science teachers
114	Biological science teachers
115	Chemistry teachers

116	Physics teachers
117	Natural science teachers, n.e.c.
118	Psychology teachers
119	Economics teachers
123	History teachers
124	Political science teachers
125	Sociology teachers
126	Social science teachers, n.e.c.
127	Engineering teachers
128	Mathematical science teachers
129	Computer science teachers
133	Medical science teachers
134	Health specialties teachers
135	Business, commerce, and marketing teachers
136	Agriculture and forestry teachers
137	Art, drama, and music teachers
138	Physical education teachers
139	Education teachers
143	English teachers
144	Foreign language teachers
145	Law teachers
146	Social work teachers
147	Theology teachers
148	Trade and industrial teachers
149	Home economics teachers
153	Teachers, postsecondary, n.e.c.
154	Postsecondary teachers, subject not specified
Teachers, Except Postsecondary
155	Teachers, prekindergarten and kindergarten
156	Teachers, elementary school
157	Teachers, secondary school
158	Teachers, special education
159	Teachers, n.e.c.
163	Counselors, educational, and vocational
Librarians, Archivists, and Curators
164	Librarians
165	Archivists and curators
Social Scientists and Urban Planners
166	Economists
167	Psychologists
168	Sociologists
169	Social scientists, n.e.c.
173	Urban planners
Social, Recreation, and Religious Workers
174	Social workers
175	Recreation workers

176	Clergy
177	Religious workers, n.e.c.
Lawyers and Judges
178	Lawyers
179	Judges
Writers, Artists, Entertainers, and Athletes
183	Authors
184	Technical writers
185	Designers
186	Musicians and composers
187	Actors and directors
188	Painters, sculptors, craft-artists, and artist printmakers
189	Photographers
193	Dancers
194	Artists, performers, and related workers, n.e.c.
195	Editors and reporters
197	Public relations specialists
198	Announcers
199	Athletes
3. TECHNICIANS AND RELATED SUPPORT OCCUPATIONS (“Technicians”)
Health Technologists and Technicians
203	Clinical laboratory technologists and technicians
204	Dental hygienists
205	Health record technologists and technicians
206	Radiologic technicians
207	Licensed practical nurses
208	Health technologists and technicians, n.e.c.
Technologists and Technicians, Except Health
Engineering and Related Technologists and Technicians
213	Electrical and electronic technicians
214	Industrial engineering technicians
215	Mechanical engineering technicians
216	Engineering technicians, n.e.c.
217	Drafting occupations
218	Surveying and mapping technicians
Science Technicians
223	Biological technicians
224	Chemical technicians
225	Science technicians, n.e.c.
Technicians, Except Health, Engineering, and Science
226	Airplane pilots and navigators
227	Air traffic controllers
228	Broadcast equipment operators
229	Computer programmers
233	Tool programmers, numerical control

234	Legal assistants
235	Technicians, n.e.c.
4. SALES OCCUPATIONS (“Sales”)
243	Supervisors and proprietors, sales occupations
Sales Representatives, Finance and Business Services
253	Insurance sales occupations
254	Real estate sales occupations
255	Securities and financial services sales occupations
256	Advertising and related sales occupations
257	Sales occupations, other business services
Sales Representatives, Commodities Except Retail
258	Sales engineers
259	Sales representatives, mining, manufacturing, and wholesale
Sales workers, Retail and Personal Services
263	Sales workers, motor vehicles and boats
264	Sales workers, apparel
265	Sales workers, shoes
266	Sales workers, furniture and home furnishings
267	Sales workers, radio, TV, hi-fi, and appliances
268	Sales workers, hardware and building supplies
269	Sales workers, parts
274	Sales workers, other commodities
275	Sales counter clerks
276	Cashiers
277	Street and door-to-door sales workers
275	News vendors
Sales Related Occupations
283	Demonstrators, promoters and models, sales
284	Auctioneers
285	Sales support occupations, n.e.c.
5. ADMINISTRATIVE SUPPORT OCCUPATIONS, INCLUDING CLERICAL (“Clerical”)
Supervisors, Administrative Support Occupations
303	Supervisors, general office
304	Supervisors, computer equipment operators
305	Supervisors, financial records processing
306	Chief communications operators
307	Supervisors, distribution, scheduling, and adjusting clerks
Computer equipment operators
308	Computer operators
309	Peripheral equipment operators
Secretaries, Stenographers and Typists
313	Secretaries
314	Stenographers
315	Typists

Information Clerks
316	Interviewers
317	Hotel clerks
318	Transportation ticket and reservation agents
319	Receptionists
323	Information clerks, n.e.c.
Records Processing Occupations, Except Financial
325	Classified-ad clerks
326	Correspondence clerks
327	Order clerks
328	Personnel clerks, except payroll and timekeeping
329	Library clerks
335	File clerks
336	Records Clerks
Financial Records Processing Occupations
337	Bookkeepers, accounting, and auditing clerks
338	Payroll and timekeeping clerks
339	Billing clerks
343	Cost and rate clerks
344	Billing, posting and calculating machine operators
Duplicating, Mail and Other Office Machine Operators
345	Duplicating machine operators
346	Mail preparing and paper handling machine operators
347	Office machine operators, n.e.c.
Communications Equipment Operators
348	Telephone operators
353	Communications equipment operators, n.e.c.
Mail and Message Distributing Occupations
354	Postal clerks, exc. mail carriers
355	Mail carriers, postal service
356	Mail clerks, exc. postal service
357	Messengers
Material Recording, Scheduling, and Distributing Clerks, n.e.c.
359	Dispatchers
363	Production coordinators
364	Traffic, shipping, and receiving clerks
365	Stock and inventory clerks
366	Meter readers
368	Weighers, measurers, checkers, and samplers
373	Expediters
374	Material recording, scheduling, and distributing clerks, n.e.c.
Adjusters and investigators
375	Insurance adjusters, examiners, and investigators
376	Investigators and adjustors, except insurance
377	Eligibility clerks, social welfare
378	Bill and account collectors

Miscellaneous Administrative Support Occupation
379	General office clerks
383	Bank tellers
384	Proofreaders
385	Data-entry keyers
386	Statistical clerks
387	Teachers’ aides
389	Administrative support occupations, n.e.c.
6. SERVICE OCCUPATIONS (“Service”)
Private Household Occupations
403	Launderers and ironers
404	Cooks, private household
405	Housekeepers and butlers
406	Child care workers, private household
407	Private household cleaners and servants
Protective Service Occupations
Supervisors, Protective Service Occupations
413	Supervisors. firefighters and fire prevention occupations
414	Supervisors, police and detectives
415	Supervisors, guards
Firefighting and Fire Prevention Occupations
416	Fire inspection and fire prevention occupations
417	Firefighting occupations
Police and Detectives
418	Police and detectives, public service
423	Sheriffs, bailiffs, and other law enforcement officers
424	Correctional institutional officers
Guards
425	Crossing guards
426	Guards and police, exc. public service
427	Protective service occupations, n.e.c.
Service Occupations, Except Protective and Household
Food Preparation and Service Occupations
433	Supervisors, food preparation and service occupations
434	Bartenders
435	Waiters and waitresses
436	Cooks
438	Food counter, fountain and related occupations
439	Kitchen workers, food preparation
443	Waiters’/waitresses’ assistants
444	Miscellaneous food preparation occupations
Health Service Occupations
445	Dental assistants
446	Health aides, except nursing
447	Nursing aides, orderlies, and attendants

Cleaning and Building Service Occupations, except Household
448	Supervisors, cleaning and building service workers
449	Maids and housemen
453	Janitors and cleaners
454	Elevator operators.
455	Pest control occupations
Personal Service Occupations
456	Supervisors, personal service occupations
457	Barbers
458	Hairdressers and cosmetologists
459	Attendants, amusement and recreation facilities
461	Guides
462	Ushers
463	Public transportation attendants
464	Baggage porters and bellhops
465	Welfare service aides
466	Family child care providers
467	Early childhood teacher’s assistants
468	Child care workers, n.e.c.
469	Personal service occupations, n.e.c.
7. FARMING, FORESTRY, AND FISHING OCCUPATIONS (“Farm”)
Farm operators and managers
473	Farmers, except horticultural
474	Horticultural specialty farmers
475	Managers, farms, except horticultural
476	Managers, horticultural specialty farms
Farm Occupations, Except Managerial
477	Supervisors, farm workers
479	Farm workers
493	Marine life cultivation workers
484	Nursery workers
Related Agricultural Occupations
485	Supervisors, related agricultural occupations
486	Groundskeepers and gardeners, except farm
487	Animal caretakers, except farm
488	Graders and sorters, agricultural products
489	Inspectors, agricultural products
Forestry and Logging Occupations
494	Supervisors, forestry and logging workers
495	Forestry workers, except logging
496	Timber cutting and logging occupations
Fishers, Hunters, and Trappers
497	Captains and other officers, fishing vessels
498	Fishers
499	Hunters and trappers

8. PRECISION PRODUCTION, CRAFT, AND REPAIR OCCUPATIONS (“Crafts”)
Mechanics and Repairers
503	Supervisors, mechanics and repairers
Mechanics and Repairers, Except Supervisors
Vehicle and Mobile Equipment Mechanics and Repairers
505	Automobile mechanics
506	Automobile mechanic apprentices
507	Bus, truck, and stationary engine mechanics
508	Aircraft engine mechanics
509	Small engine repairers
514	Automobile body and related repairers
515	Aircraft mechanics, except engine
516	Heavy equipment mechanics
517	Farm equipment mechanics
518	Industrial machinery repairers
519	Machinery maintenance occupations
Electrical and Electronic Equipment Repairers
523	Electronic repairers, communications and industrial equipment
525	Data processing equipment repairers
526	Household appliance and power tool repairers
527	Telephone line installers and repairers
529	Telephone installers and repairers
533	Miscellaneous electrical and electronic equipment repairers
534	Heating, air conditioning, and refrigeration mechanics
Miscellaneous Mechanics and Repairers
535	Camera, watch, and musical instrument repairers
536	Locksmiths and safe repairers
538	Office machine repairers
539	Mechanical controls and valve repairers
543	Elevator installers and repairers
544	Millwrights
547	Specified mechanics and repairers, n.e.c.
549	Not specified mechanics and repairers
Construction Trades
Supervisors, construction occupations
553	Supervisors, brickmasons, stonemasons, and tile setters
554	Supervisors, carpenters and related workers
555	Supervisors, electricians and power transmission installers
556	Supervisors, painters, paperhangers, and plasterers
557	Supervisors, planners, pipefitters, and steam fitters
558	Supervisors, construction n.e.c.
Construction Trades, Except Supervisors
563	Brickmasons and stonemasons
564	Brickmason and stonemason apprentices
565	Tile setters, hard and soft

566	Carpet installers
567	Carpenters
569	Carpenter apprentices
573	Drywall installers
575	Electricians
576	Electrician apprentices
577	Electrical power installers and repairers
579	Painters, construction and maintenance
583	Paperhangers
584	Plasterers
585	Plumbers, pipefitters, and steamfitters
587	Plumber, pipefitter and steamfitter apprentices
588	Concrete and terrazzo finishers
589	Glaziers
593	Insulation workers
594	Paving, surfacing, and tamping equipment operators
595	Roofers
596	Sheetmetal duct installers
597	Structural metal workers
598	Drillers, earth
599	Construction trades, n.e.c.
Extractive Occupations
613	Supervisors, extractive occupations
614	Drillers, oil well
615	Explosives workers
616	Mining machine operators
617	Mining occupations, n.e.c.
Precision Production Occupations
628	Supervisors, production occupations
Precision Metal Working Occupations
634	Tool and die makers
635	Tool and die makers apprentices
636.	Precision assemblers, metal
637	Machinists
639	Machinist apprentices
643	Boilermakers
644	Precision grinders, fitters and tool sharpeners
645	Patternmakers and model makers, metal
646	Lay-out workers
647	Precious stones and metals workers (Jewelers)
649	Engravers, metal
653	Sheet metal workers
654	Sheet metal worker apprentices
655	Miscellaneous precision metal workers
Precision Woodworking Occupations
655	Patternmakers and model makers, wood

651	Cabinet makers and bench carpenters
658	Furniture and wood finishers
659	Miscellaneous precision woodworkers
Precision Textile, Apparel, and Furnishings Machine Workers
666	Dressmakers
667	Tailors
668	Upholsterers
669	Shoe repairers
674	Miscellaneous precision apparel and fabric workers
Precision Workers, Assorted Materials
675	Hand molders and shapers, except Jewelers
676	Patternmakers, lay-out workers, and cutters
677	Optical goods workers
678	Dental laboratory and medical appliance technicians
679	Bookbinders
683	Electrical and electronic equipment assemblers
684	Miscellaneous precision workers, n.e.c.
Precision Food Production Occupations
686	Butchers and meat cutters
687	Bakers
688	Food batchmakers
Precision Inspectors, Testers, and Related Workers
689	Inspectors, testers, and graders
693	Adjusters and calibrators
Plant and System Operators
694	Water and sewage treatment plant operators
695	Power plant operators
696	Stationary engineers
699	Miscellaneous plant and system operators
9. OPERATORS, FABRICATORS, AND LABORERS (“Operators”)
Machine Operators, Assemblers, and Inspectors
Machine Operators and Tenders, except Precision
Metalworking and Plastic Working Machine Operators
703	Lathe and turning machine set-up operators
704	Lathe and turning machine operators
705	Milling and planning machine operators
706	Punching and stamping press machine operators
707	Rolling machine operators
708	Drilling and boring machine operators
709	Grinding, abrading, buffing, and polishing machine operators
713	Forging machine operators
714	Numerical control machine operators
715	Miscellaneous metal. plastic, stone, and glass working machine operators
717	Fabricating machine operators, n.e.c.
Metal and Plastic Processing Machine Operators

719	Molding and casting machine operators
723	Metal plating machine operators
724	Meat treating equipment operators
725	Miscellaneous metal and plastic processing machine operators
Woodworking Machine Operators
726	Wood lathe, routing, and planning machine operators
727	Sawing machine operators
728	Shaping and joining machine operators
729	Nailing and tacking machine operators
733	Miscellaneous woodworking machine operators
Printing Machine Operators
734	Printing machine operators
735	Photoengravers and lithographers
736	Typesetters and compositors
737	Miscellaneous printing machine operators
Textile, Apparel, and Furnishings Machine Operators
736	Winding and twisting machine operators
739	Knitting, looping, taping, and weaving machine operators
743	Textile cutting machine operators
744	Textile sewing machine operators
745	Shoe machine operators
747	Pressing machine operators
748	Laundering and dry cleaning machine operators
749	Miscellaneous textile machine operators
Machine Operators, Assorted Materials
753	Cementing and gluing machine operators
754	Packaging and filling machine operators
755	Extruding and forming machine operators
756	Mixing and blending machine operators
757	Separating, filtering, and clarifying machine operators
758	Compressing and compacting machine operators
759	Painting and paint spraying machine operators
763	Roasting and baking machine operators, food
764	Washing, cleaning. and picking machine operators
765	Folding machine operators
766	Furnace, kin, and oven operators, except food
768	Crushing and grinding machine operators
769	Slicing and cutting machine operators
773	Motion picture projectionists
774	Photographic process machine operators
777	Miscellaneous machine operators, n.e.c.
779	Machine operators, not specified
Fabricators, Assemblers, and Hand Working Occupations
783	Welders and cutters
784	Solderers and blazers
785	Assemblers

786	Hand cutting and trimming occupations
787	Hand molding, casting, and forming occupations
789	Hand painting, coating, and decorating occupations
793	Hand engraving and printing occupations
795	Miscellaneous hand working occupations
Production Inspectors, Testers, Samplers, and Weighers
796	Production inspectors, checkers, and examiners
797	Production testers
798	Production samplers and weighers
799	Graders and sorters, except agricultural
Transportation and Material Moving Occupations
Motor Vehicle Operators
803	Supervisors, motor vehicle operators
804	Truck drivers
805	Driver-sales workers
808	Bus drivers
809	Taxicab drivers and chauffeurs
813	Parking lot attendants
814	Motor transportation occupations, n.e.c.
Transportation Occupations, Except Motor Vehicles
Rail Transportation Occupations
823	Railroad conductors and yardmasters
824	Locomotive operating occupations
825	Railroad brake, signal, and switch operators
826	Rail vehicle operators, n.e.c.
Water Transportation Occupations
828	Ship captains and mates, except fishing boats
829	Sailors and deckhands
833	Marine engineers
834	Bridge, lock, and lighthouse tenders
Material Moving Equipment Operators
843	Supervisors, material moving equipment operators
844	Operating engineers
845	Longshore equipment operators
848	Hoist and winch operators
849	Crane and tower operators
853	Excavating and loading machine operators
855	Grader, dozer, and scraper operators
856	Industrial truck and tractor equipment operators
859	Miscellaneous material moving equipment operators
864	Supervisors, handlers equipment cleaners, and laborers, n.e.c.
865	Helpers, mechanics and repairers
Helpers, Construction and Extractive Occupations
866	Helpers, construction trades
867	Helpers, surveyor
868	Helpers, extractive occupations

869	Construction laborers
874	Production helpers
Freight, Stock, and Material Handlers
875	Garbage collectors
876	Stevedores
877	Stock handlers and baggers
878	Machine feeders and offbearers
883	Freight, stock, and material handlers, n.e.c.
885	Garage and service station related occupations
887	Vehicle washers and equipment cleaners
888	Hand packers and packagers
889	Laborers, except construction
10. MILITARY OCCUPATIONS (“Military”)
903	Commissioned Officers and Warrant Officers
904	Non-commissioned Officers and Other Enlisted Personnel
905	Military occupation, rank not specified
EXPERIENCED UNEMPLOYED NOT CLASSIFIED BY OCCUPATION
909	Last worked 1984 or earlier

3/94

THE CITY OF NEW YORK
DEPARTMENT OF BUSINESS SERVICES
DIVISION OF LABOR SERVICES
CONTRACT COMPLIANCE UNIT
110 William Street, 2nd Floor
New York, New York 10038

SUPPLY AND SERVICE

EMPLOYMENT

REPORT

Official Use Only
To Be Completed By Contracting Agency
DLS Contractor File No.

Contracting Agency Name/ Division	Check One:	Submission Type:
Pre-award
Post-award
Liaison/Telephone No.		Pre-certification

Date Transmitted

Contracting Agency Contract No.

THE CITY OF NEW YORK
DEPARTMENT OF BUSINESS SERVICES
DIVISION OF LABOR SERVICES
110 William Street, 2nd Floor
New York, New York 10038
(212) 513-6433 or 513-6323
Fax No. (212) 618-8899

SUPPLY AND SERVICE EMPLOYMENT REPORT

A.    GENERAL INFORMATION:

1.         You contractual relationship in this contract is:

a.  Contractor            (e.g., Vendor, Prime, Other)

b.  Subcontractor            (e.g., Supplier, Manufacturer, Other)

2.         This ER is for Headquarters                                Operating Facility

3.         Employer/Identification:

4.         Number of Employees at this facility (location):

5.	This firm is a :	Minority Business Enterprise
Minority/Woman Business Enterprise
Woman-owned Business Enterprise
Other

6.	Industry Code:

B.        PART I.      CONTRACTOR/SUBCONTRACTOR INFORMATION*

1.

Contractor/Subcontractor Name

1a.  If subcontractor, name of prime contractor is

2.

Facility Address

City	State	Zip Code	County

3.
Chief Operating Officer			Telephone Number

4.
Name of Designated Equal Opportunity Compliance Officer (or Name of Person to Contact Concerning this Employment Report)			Telephone Number

Address of Designated Equal Opportunity Compliance Officer	Facsimile Number

* Industrial Commercial Incentive Program applicants or developers please see page 16 which should be completed in addition to
Part I.

5.

Nature of Contract to be Performed

6.         (a)

Contracting Agency (City Agency)

(b)	(c)
Contract Amount	Term of Contract

7.         List each of the firm’s facilities, the addresses and the number of employees, where this contract or parts of this contract will be performed.  (A facility is the headquarters or an operating location which makes its own personnel decisions.  Please note that each separate location is not an independent operating facility unless hiring and termination decisions are made there).

8.         Is any part of this contract, in an amount exceeding $50,000, to be performed by a subcontractor?

Yes       No       Not Known At This Time           .  If yes, please list the names) and address(es) of the subcontractor(s), and either submit a copy of their Employment Report(s) or have them submit directly to the contracting agency.  If subcontractors are unknown at this time, see the Employment Report Instructions for subcontractor submission requirements.

9a.       Has the Division of Labor Services (DLS) within the past twenty-four (24) months reviewed an ER submission for your organization and issued a Certificate of Compliance, Administrative Certificate of Compliance, or a Recertification Certificate to your firm for the facility(ies) involved in the performance of this contract? Yes       No      .

9b.       Has DLS within the past three (3) months reviewed an ER submission for your organization and issued a Conditional Certificate of Compliance, or Conditional Administrative Certificate of Compliance.  Yes       No      .

If yes to 9a or b, submit the following documents:  ATTACH A COPY OF THE CERTIFICATE; a completed Part I of the ER; a copy of your equal employment opportunity (EEO) statement as it is presented in company publications and posted on bulletin boards; and a signed and notarized ER signature page.

NOTE:  DLS WILL NOT ISSUE A CONTINUED COMPLIANCE CERTIFICATE OR RECERTIFICATION IN CONNECTION WITH THIS CONTRACT UNLESS THE REQUIRED CORRECTIVE ACTIONS IN PRIOR CONDITIONAL CERTIFICATES OF COMPLIANCE HAVE BEEN TAKEN WITHIN THREE MONTHS OF THE ISSUANCE OF SUCH DOCUMENT.

9c.       Has an Employment Report already been submitted for a different contract. (not covered by this Employment Report) for which you have not yet received a compliance certificate?  Yes       No       If yes, for the facility(ies) covered by the Employment Report already submitted and not yet approved, complete only Part I of the Employment Report and provide DLS with the date the Employment Report was submitted, the name of the City agency with whom the contract is made and the name and telephone number of the person to whom the Employment Report was submitted.

Date submitted:

Agency to which submitted:

Name and Title of Agency Person:

Telephone:

10.       Has your firm at the facility(ies) involved in the performance of this contract, in the past twenty-four (24) months, been audited by the United States Department of Labor, Office of Federal Contract Compliance Programs (OFCCP)?  Yes       No      .

If yes,

a.  Name and address of OFCCP office.

b.     Was a Certificate of Equal Employment Compliance issued within the past twenty-four (24) months?  Yes       No       If yes, ATTACH A COPY OF SUCH CERTIFICATE.  NOTE:  You may submit a copy of such certificate in lieu of completing Parts II & III of this Employment Report.  Please sign and notarize the signature page of the ER on page 9 or it will not be accepted by DLS.

ATTACH A COPY OF YOUR EEO STATEMENT AS IT IS PRESENTED IN COMPANY PUBLICATIONS AND/OR POSTED ON BULLETIN BOARDS.
NOTE:  Your firm must comply with the requirements of NEW YORK CITY CHARTER CHAPTER 56, EXECUTIVE ORDER NO. 50 (1980) and the implementing Rules.  This includes the promulgation and dissemination of an EEO Statement which includes the protected groups identified by race, color, age, sex, creed, national origin, disability, marital status, sexual orientation and citizenship status as stated in Section 3(i) of E.O. 50.

c.     Were any corrective actions required or agreed to?  Yes       No       If yes, ATTACH A COPY OF SUCH REQUIREMENTS OR AGREEMENTS.  NOTE:  If corrective actions were agreed to or were taken, you must submit documentation (including the letters of deficiency and the conciliation agreement) regarding these corrective measures in lieu of completing Parts II & III of this Employment Report.  DLS requires the submission of all future reports concerning implementation of corrective measures and/or a completed Employment Report.

C.        PART II:  DOCUMENTS REQUIRED

THE DOCUMENTS LISTED BELOW MUST BE SUBMITTED WITH THIS EMPLOYMENT REPORT. These documents may be in the form of printed booklets, brochures, manuals, memoranda, etc.  Please make certain that you submit the MOST CURRENT DOCUMENT(S), including all applicable amendments to the plans or policies.

NOTE:  IF EACH FACILITY PERFORMING ON THE CONTRACT USES EXACTLY THE SAME SET OF DOCUMENTS, PLEASE INDICATE AND SUBMIT ONE COMPLETE SET.  HOWEVER, IF ANY FACILITY HAS ADDITIONAL (FACILITY SPECIFIC) POLICIES AND PROCEDURES, THEN COPIES OF THESE DOCUMENTS MUST BE SUBMITTED WITH EACH RESPECTIVE EMPLOYMENT REPORT.  THE OMISSION OF SUCH FACILITY SPECIFIC DOCUMENTS WILL RENDER THE EMPLOYMENT REPORT INCOMPLETE.

11.       Please submit the following documents or policies.  If the policy(ies) are unwritten, attach a full explanation of the practices.  List and submit each document and/or unwritten practice explanation and label it according to the question to it which it corresponds (e.g. 11a, 11b, etc.)

Yes or No

a)             health benefit coverage/description(s) for all management, nonunion and union employees (whether company or union administered)

b)            disability, life, other insurance coverage/description

c)             employee policy/handbook

d)            personnel policy/manual

e)             supervisor’s policy/manual

f)             pension plan or 401k coverage/description for all management, nonunion and union employees (whether company or union administered)

g)            collective bargaining agreement(s)

h)            employment application(s)

i)              employee evaluation policy/form(s)

j)              Does your firm have medical and/or non-medical (i.e. education, military, personal, pregnancy, child care) leave policy?

12a.     To comply with the Immigration Reform and Control Act of 1986 when and of whom does your firm require the completion of an 1-9 Form?

a) prior to job offer	Yes No
b) after a conditional job offer	Yes No
c) after a job offer	Yes No
d) within the first three days on the job	Yes No
e) to some applicants	Yes No
f) to all applicants	Yes No
g) to some employees	Yes No
h) to all employees	Yes No

12b.     Explain where and how completed I-9 Forms, with their supportive documentation, are maintained and made accessible.

13a.     Does your firm or any of its collective bargaining agreements require job applicants to take a medical examination? Yes            No             If yes, is the medical examination given:

1) prior to a job offer	Yes No
2) after a conditional job offer	Yes No
3) after a job offer	Yes No
4) to all applicants	Yes No
5) only to some applicants	Yes No

If yes, for which applicants

13b.     Attach copies of all medical examination or questionnaire forms and instructions utilized for these examinations.

14a.     Do you have a written equal employment opportunity (EEO) policy?
Yes       No       If yes, list the document(s) and page number(s), etc. where these written policies are located.  If the EEO Policy is contained in a document(s) other than that submitted in Part II of the Employment Report, ATTACH A COPY OF EACH DOCUMENT.

14b.     Does the operating facility(ies) have a current affirmative action plan(s) (AAP) developed pursuant to U.S. Executive Order No. 11246 or other Federal law.  Yes       No       If yes, ATTACH A COPY(IES) OF THE AAP(S) and check the appropriate box(es) indicating which protected group(s) are covered by the AAP.

☐ Minorities and Women	☐ Individuals with Handicaps	☐ Other (specify)

15a.     Does your firm or collective bargaining agreement(s) have an internal grievance procedure with respect to EEO complaints?  Yes       No       If yes, please attach a copy of this policy.

15b.     If no, ATTACH a report detailing your firm’s unwritten procedure for handling EEO complaints.

16.       Has any employee, within the past three years, filed a complaint pursuant to an internal grievance procedure with any official of your firm with respect to equal employment opportunity?  Yes       No

If the answer to question 16 is “Yes”, attach an internal complaint log summarizing the nature of the complaints (e.g. allegation of failure to promote based on race, sexual harassment, etc.), positions of the complainants, whether investigations were made and dispositions, if any.  You need not submit the names of the complainants (if deemed necessary, DLS may require submission of these names).

17.       Has your firm, within the past three years, been named as a defendant (or respondent) in any administrative or judicial action where the complainant (plaintiff) alleged violation of any anti-discrimination or affirmative action laws?  (i.e. Title VII of the 1964 Civil Rights Act; Age Discrimination in Employment Act; Rehabilitation Act of 1973; Americans with Disabilities Act of 1990; Executive Order No. 11246; Civil Rights Act of 1866 (42 U.S.C. §1981); state or local fair employment practices laws) Yes       No

If the answer to question 17 is “Yes” attach a log, including the name(s) of the complainant, the administrative agency or court in which the action was filed, the nature and current status or disposition.  ATTACH A COPY(IES) OF ANY ORDER, CONSENT DECREE OR DECISION resulting from any action explained by this response.

18.       Are there any jobs for which there are physical qualifications?  Yes        No        If yes, list the job(s), submit a job description and state the reason(s) for the qualification(s).

19.       Are there any jobs for which there are age, race, color, national origin, sex, creed, disability, marital status, sexual orientation or citizenship status qualifications?
Yes       No       If yes, list the job(s), submit a job description(s), and state the reason(s)

for the qualification.

20.       Please check below whether the following policies and practices apply to the job categories listed:

	JOB DESCRIPTION	PROMOTE FROM WITHIN	EXTERNAL HIRE	JOB POSTING	ON-THE- JOB TRAINING
MANAGERS
PROFESSIONALS
TECHNICIANS
SALES WORKERS
CLERICALS
CRAFTWORKERS
OPERATIVES/ LABORERS
SERVICE WORKERS

21.       FOR CONTRACTORS EMPLOYING 150 OR MORE EMPLOYEES:  Please indicate below the relevant geographic recruitment or labor market area(s) (i.e. nation, specific county or specific metropolitan, statistical area) for each job category employed at this facility.

RELEVANT GEOGRAPHIC RECRUITMENT OR LABOR MARKET AREA(S)
MANAGERS
PROFESSIONALS
TECHNICIANS
SALES WORKERS
CLERICALS
CRAFTWORKERS
OPERATIVES/LABORERS
SERVICE WORKERS

SIGNATURE PAGE

I, (print name of authorized official signing)                                                                                      hereby certify that the information submitted herewith is true and complete to the best of my knowledge and belief and submitted with the understanding that compliance with New York City’s equal employment requirements, as contained in Chapter 56 of the City Charter, Executive Order No. 50 (1980), as amended, and the implementing Rules, is a contractual obligation.

Contractor’s Name

Name of person who prepared this Employment Report	Title

Name of official authorized to sign on behalf of the contractor	Title

Telephone Number

I, (print name of authorized official signing)                                                                        UNDERSTAND THAT THE WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OR CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS.  FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

Sworn to before me this day of 199

Notary Public	Authorized Signature, Date

THIS PAGE MUST BE COMPLETED IN ITS ENTIRETY.  IT MUST BE SIGNED AND NOTARIZED.  ONLY ORIGINAL SIGNATURES WILL BE ACCEPTED.

CONFIDENTIALITY POLICY:  TO THE EXTENT PERMITTED BY LAW AND CONSISTENT WITH THE PROPER DISCHARGE OF THE DIVISION OF LABOR SERVICES’ RESPONSIBILITIES UNDER NYC CHARTER CHAPTER 56.  EXECUTIVE ORDER NO. 50 (1980), AS AMENDED, AND THE IMPLEMENTING RULES ALL INFORMATION PROVIDED BY A CONTRACTOR TO DLS SHALL BE CONFIDENTIAL.

Rev. 3/94

D.        PART III:  EMPLOYMENT DATA TABLES/SIGNATURE PAGE

PART III consists of the following:

A.    JOB CLASSIFICATION AND INCUMBENTS FORM

B.    NEW HIRES FORM/TRACKING OF EMPLOYEES HIRED OVER THE LAST THREE YEARS

C.    TERMINATIONS FORM/EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

YOU ARE REQUIRED TO COMPLETE ALL INFORMATION - IF ANY INFORMATION IS NOT AVAILABLE YOU MUST CONTACT THE CITY AGENCY WITH WHOM YOU ARE CONTRACTING (CONTRACTING AGENCY) OR IF YOU ARE CONTRACTING THROUGH THE DEPARTMENT OF GENERAL SERVICES /DIVISION OF MUNICIPAL SUPPLIES, YOU MUST CONTACT THE DIVISION OF LABOR SERVICES DIRECTLY. SUBMIT ALL EXPLANATION DETAILING WHY THIS INFORMATION IS NOT AVAILABLE.

CONTRACTORS AND SUBCONTRACTORS HAVING THE CAPABILITY TO DO SO MAY PROVIDE DLS WITH A COMPUTER DISKETTE CONTAINING THE REQUIRED INFORMATION FROM EACH OF THE THREE DATA TABLES.  COMPLETE INSTRUCTIONS FOR DISK SUBMISSIONS CAN BE OBTAINED FROM DLS UPON SPECIFIC REQUEST.

PLEASE DO NOT ATTEMPT TO COMPLETE THIS SECTION WITHOUT CAREFULLY READING THE INSTRUCTIONS FOR EACH FORM.  INCOMPLETE OR INACCURATE DATA TABLES WILL BE RETURNED.

EACH DATA TABLE IS EXPLAINED AND ILLUSTRATED BY A SAMPLE DATA TABLE IN THE EMPLOYMENT REPORT INSTRUCTIONS.

NOTE:  MAKE AS MANY COPIES OF EACH FORM AS YOU REQUIRE.

CONTRACTOR NAME:

FORM B:  NEW HIRES FORM/TRACKING
EMPLOYEES HIRED OVER THE LAST THREE YEARS

FACILITY LOCATION:

Employee Characteristics			At-Hire Information				Current Information
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
Social Security No. or Employee ID No.	Sex (a)	Race Ethnic Code (b)	Year of Hire	Company Job Number at Hire	Matching Census Code (c)	Weekly Salary at Hire	Current Company Job Number (d)	Weekly Current Salary

(a)

M:   Male

F:     Female

(b)

W:   White (non-Hisp)

B:    Black (non-Hisp)

H:    Hispanic

A:    Asian

N:    Native American

(c)

see Appendix B for a listing of the 1990 Census codes

(d)

V:    Voluntarily terminated employment (Resigned)

I:      Involuntarily terminated employment  (Discharged/Lay off)

R:    Retired

D:    Deceased

☐  I certify that there were no new hires in 199      /199
NOTE:  Make as many copies of this form as you require.

FORM A:  JOB CLASSIFICATION AND INCUMBENTS FORM                     CONTRACTOR NAME

Occupational Category (CIRCLE ONE)  MGRS PROF TECH SAL CLER SERV FARM CRAF OPER/LABR

Total number of Incumbents in this category

FACILITY LOCATION:

(1) Company Job Title	(2) Company Job No.	(3) Census Code**						(5) Total in Title
			(4) Job Group Assignment for this occupational category						MALES					FEMALES
			1	2	3	4	5		(6) W (non Hisp)	(7) B (non Hisp)	(8) Hisp	(9) Asian	(10) Native Amer.	(11) W (non Hisp)	(12) B (non Hisp)	(13) Hisp	(14) Asian	(15) Native Amer.

* Please include on each sheet information concerning only 1 occupational category (see ER instructions Appendix A, page 21 for Occupational Categories)

** See ER instructions Appendix A. for Census Codes

NOTE:  Make as many copies of this form as you require for each occupational category

CONTRACTOR NAME:

FORM C:  TERMINATIONS FORM
EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

FACILITY LOCATION:

(1) Social Security No. or Employee ID No.	(2) Sex (a)	(3) Race Ethnic Code (b)	(4) Age at Termination	(5) Year of Hire	(6) Last Company Job Number	(7) Year of Termination	(8) Type of Termination (c)

(a)

M:   Male

F:     Female

(b)

W:   White (non-Hisp)

B:    Black (non-Hisp)

H:    Hispanic

A:    Asian

N:    Native American

(c)

V:    Voluntarily terminated employment (Resigned)

I:      Involuntarily terminated employment  (Discharged/Lay off)

R:    Retired

D:    Deceased

☐  I certify that there were no new terminations in 199      /199
NOTE:  Make as many copies of this form as you require.

DEPARTMENT OF BUSINESS SERVICES
DIVISION OF LABOR SERVICES

LESS THAN FIFTY (50) EMPLOYEES CERTIFICATE

Contractor/Subcontractor:

Address:

Telephone Number:  (   )

Name and Title of Signatory:

If Subcontractor Identify Prime Contractor:

Contracting Agency:

Contract Amount:

Nature of Contract:

Names and contact information for all subcontractors, suppliers, manufacturers or vendors performing in excess of $50,000 on this contract (if not known at this time, so state):

I, (print the name of the authorized official signing)                                                           , hereby affirm that I am authorized by the above-named contractor to certify that said contractor currently employs            people.  This affirmation is made in accordance with NYC Charter Chapter 56, Executive Order No. 50 (1980), the implementing Rules.

I, (print the name of authorized official signing)                                                                 , understand that the WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OR CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS.  FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

Sworn to before me
this	day of ,	199	Authorized Signature, Title
Date
Notary Public

It is the responsibility of the contractor to promptly inform all proposed subcontractors that each subcontractor, like the prime contractor, must comply with the equal employment opportunity requirements of Chapter 56, E.O. 50, and the implementing Rules.  Each covered subcontractor must submit a completed Employment Report for each of its operating facilities to the contracting agency before the fifth day following the award date (Comptroller’s Office Registration Date) of the contract.  DLS will review the subcontractor’s Employment Report(s) for compliance.

SPECIAL NOTICE TO VENDORS/SUPPLIERS
WITH LESS THAN 150 EMPLOYEES

Vendors or Suppliers with less than 150 employees at the facility(ies) performing on this contract need only complete Parts I and II (pages 1-7), the Signature Page (page 8) and the “Less Than 150 Employees Certificate” below for each applicable facility.  DO NOT COMPLETE PART III (pages 9 – 11).

NOTE:            A separate Employment Report must be completed for each facility performing on the contract.

LESS THAN 150 EMPLOYEES CERTIFICATE

I, (fill in name of person signing)                                                                             , hereby affirm that I am authorized by (contractor name)                                                                                                                                                   to certify that said contractor employs fewer than 150 people at the following facility listed below.

Facility Address	Number of Employees

I., (print the name of authorized official signing)                                                                 , understand that the WILLFUL OR FRAUDULENT FALSIFICATION OF ANY DATA OR INFORMATION SUBMITTED HEREWITH MAY RESULT IN THE TERMINATION OF ANY CONTRACT BETWEEN THE CITY AND THE BIDDER OR CONTRACTOR AND BAR THE BIDDER OR CONTRACTOR FROM PARTICIPATION IN ANY CITY CONTRACT FOR A PERIOD OF UP TO FIVE YEARS.  FURTHER, SUCH FALSIFICATION MAY RESULT IN CRIMINAL PROSECUTION.

Sworn to before me
this	day of ,	199

Notary Public			Authorized Signature, Title

			Date

ATTENTION:  THIS IS NOT A “LESS THAN 50 EMPLOYEES CERTIFICATE”

JOB DESCRIPTION FORM

DO NOT COMPLETE THIS FORM UNLESS YOU ARE UNABLE TO ASSIGN A PARTICULAR JOB NUMBER/TITLE TO AN OCCUPATIONAL CATEGORY OR TO ASSIGN A CENSUS CODE TO A PARTICULAR JOB NUMBER/TITLE

Job Title:

Entry Level:

YES      NO

Routine Duties:

Occasional Duties:

Requisite Skills and Experience:

Type(s) of Jobs From Which Promotions into this Job Occur:

Managerial	Technical
Professional	Service
Clerical	Operatives
Sales	Laborers

Job Titles From Which Promotions into this Job Occur:

Type(s) of Jobs To Which Promotions From this Job Occur:

Managerial	Technical
Professional	Service
Clerical	Operatives
Sales	Laborers

Job Titles to Which Promotions From this Job Occur:

Please provide the following information which may be obtained from the Industrial Commercial Incentive Program Application.

[FOR ICIP APPLICANT/DEVELOPERS ONLY]

(a)       Block(s)                                                                  (b)  Lot(s)

(c)       Property Address/Description

(d) Borough

(e)       Preliminary Application Number

(f)        Applicant’s Name

(g)       Address

(h)       Contact Person

(i)        Telephone Number

(j)        SS No./Employer ID No.

(k)       Consultant(s)

(1)       Estimated Cost of Construction

(m)      Projected Commencement of Work Date

(n)       Projected Date of Completion

(o) ☐ Construction Managers	☐ General Contractors

(p)       Name

(q)       Address

(r)        Contact Person

(s)       Proposed Contract Amount

(t)        Are subcontractors being used on this project?  yes [     ]   no

(u)       Name

(v)       Address

(w)      Contact Person

(x)        Proposed Contract Amount

(Use Additional Pages to Record Any Additional information)

FORM A:  JOB CLASSIFICATION AND INCUMBENTS FORM                               CONTRACTOR NAME TOM JONES CONTRACTING CORP.

Occupational Category (CIRCLE ONE)  MGRS PROF TECH SAL CLER SERV FARM CRAF OPER/LABR

Total number of Incumbents in this category

20	FACILITY LOCATION: LAS VEGAS FACTORY

(1) Company Job Title	(2) Company Job No.	(3) Census Code**						(5) Total in Title
			(4) Job Group Assignment for this occupational category						MALES					FEMALES
			1	2	3	4	5		(6) W (non Hisp)	(7) B (non Hisp)	(8) Hisp	(9) Asian	(10) Native Amer.	(11) W (non Hisp)	(12) B (non Hisp)	(13) Hisp	(14) Asian	(15) Native Amer.
PRESIDENT	01901	004	X					1	1
MGR. PURCHASING	04412	009		X				1						1
QUALITY CONTROL MANAGER	04560	022			X			1	2	1	1
COMPUTER MANAGER	04570	022			X			2	2
MANAGEMENT ANALYST	04890	026				X		2	1		1
REGIONAL MANAGER	03752	022			X			3	1					1
ACCOUNTANT	03751	023				X
MANAGER INFORMATION	01939	022			X			2			1			1
INVENTORY CONTROL MANAGER	02240	022			X			1	1
CONSTRUCTION MANAGER	03351	022			X			1						1
EXECUTIVE ASSISTANT	03750	037				X		1
SALES MANAGER	01701	022				X		1	1

* Please include on each sheet information concerning only 1 occupational category (see ER instructions Appendix B),

page 24 for Occupational Categories)

** See ER instructions Appendix B. for Census Codes

NOTE:  Make as many copies of this form as you require for each occupational category

CONTRACTOR NAME:  TOM JONES CONTRACTING CORP.

FORM C:  TERMINATIONS FORM
EMPLOYMENT TERMINATIONS OVER THE LAST THREE YEARS

FACILITY LOCATION:  LAS VEGAS FACTORY

(1) Social Security No. or Employee ID No.	(2) Sex (a)	(3) Race Ethnic Code (b)	(4) Age at Termination	(5) Year of Hire	(6) Last Company Job Number	(7) Year of Termination	(8) Type of Termination (c)
001-00-0002	F	B	37	93	00310	94	I
002-00-0003	F	W	28	93	03720	94	R
003-00-0004	M	B	26	93	03720	93	I
004-00-0005	F	B	27	93	00310	94	R
005-00-0006	F	B	44	94	03720	94	R
006-00-0007	M	H	36	94	01520	94	I
008-00-0009	M	W	32	93	02361	94	R
010-00-0011	M	B	29	94	00310	94
011-00-0012	F	B	24	94	00310	94	R
012-00-0013	M	H	42	94	04950	94	R
014-00-0015	F	W	32	93	00310	93	I

(a)

M:   Male

F:     Female

(b)

W:   White (non-Hisp)

B:    Black (non-Hisp)

H:    Hispanic

A:    Asian

N:    Native American

(c)

V:    Voluntarily terminated employment (Resigned)

I:      Involuntarily terminated employment  (Discharged/Lay off)

R:    Retired

D:    Deceased

☐  I certify that there were no new terminations in 199      /199
NOTE:  Make as many copies of this form as you require.

CONTRACTOR NAME:  TOM JONES CONTRACTING CORP.

FORM B:  NEW HIRES FORM/TRACKING
EMPLOYEES HIRED OVER THE LAST THREE YEARS

FACILITY LOCATION:  LAS VEGAS FACTORY

Employee Characteristics			At-Hire Information				Current Information
(1) Social Security No. or Employee ID No.	(2) Sex (a)	(3) Race Ethnic Code (b)	(4) Year of Hire	(5) Company Job Number at Hire	(6) Matching Census Code (c)	(7) Weekly Salary at Hire	(8) Current Company Job Number (d)	(9) Weekly Current Salary
000-01-0001	F	W	93	00120	313	320	I	I
000-02-0002	F	A	94	00310	705	410	03720	520
000-03-0003	F	B	94	00310	705	390	03706	500
000-04-0004	M	A	94	00310	705	400	00310	490
000-05-0005	M	B	94	00310	705	410	00360	520
000-06-0006	F	W	93	00310	705	410	00310	515
000-07-0007	M	A	93	00310	705	390	00310	490
000-08-0008	M	B	93	00310	705	410	01600	520
000-09-0009	F	W	94	00310	705	390	00310	500
000-10-0010	F	B	93	00310	705	400	00310	510

(a)

M:   Male

F:     Female

(b)

W:   White (non-Hisp)

B:    Black (non-Hisp)

H:    Hispanic

A:    Asian

N:    Native American

(c)

see Appendix B for a listing of the 1990 Census codes

(d)

V:    Voluntarily terminated employment (Resigned)

I:      Involuntarily terminated employment  (Discharged/Lay off)

R:    Retired

D:    Deceased

☐ I certify that there were no new hires in 199      /199
NOTE:  Make as many copies of this form as you require.

[VENDEX QUESTIONNAIRES (AND INSTRUCTIONS)]

BID SHEET AND SIGNATURE PAGE FOR
SECOND SERVICE AND SUPPLY AGREEMENT

New York City Department of Sanitation

Export of Municipal Solid Waste from the Borough of Brooklyn

BID SHEET AND SIGNATURE PAGE.

(WITH MANDATORY CHECKOFF ITEMS)

A.            Instructions for the completion of the bid sheet.

*              The price entered adjacent to the Price Per Ton shall be the price that the Bidder will charge the City for the acceptance and disposal of one (1) ton of municipal solid waste (“M.S.W.”).

**           The number of tons entered adjacent to the Maximum Deliverable Tonnage of Municipal Solid Waste per Day shall be the maximun number of tons of M.S.W. that the Bidder. will accept from the City on any day for disposal at the putrescible solid waste transfer station or solid waste management facility designated in its bid at its bid price.

***         The Bidder shall insert the name of Putrescible Solid Waste Transfer Station or Solid Waste Management Facility at which the Bidder will accept M.S.W. from the City at its bid price.

Price Per Ton*	$75.90
Maximum Deliverable Tonnage of Municipal Solid Waste Per Day**	1,000 Tons
Putrescible Solid Waste Transfer Station or Solid Waste Management Facility***	110 50th Street Brooklyn, NY 11232

B.            By signing this bid, the bidder agrees that the Burma Provisions constitute material provisions of this Contract            ☒ Yes    ☐ No (Check one of these choices)

C .           By signing this bid, the bidder agrees that the MacBride Provisions constitute material provisions of this Contract      ☒ Yes    ☐ No (Check one of these choices).

Bidder:	IESI NY Corporation

By:	Edward L. Apuzzi
(Signature of partner, corporate officer, or individual bidder)

Title:	Vice President

The affidavit on the following page must be subscribed and sworn to before a Notary Public or Commissioner of Deeds.

For Corporations Only:

Attestation:

( Corporate )

( Seal )	Secretary Corporate Bidder

BIDDER AFFIDAVIT

STATE OF	New Jersey
SS:

COUNTY OF	Hudson

Edward L. Apuzzi	, being duly sworn, says:
(Choose only one of the following three options; check box and complete)

☒            Corporation Bidder:

I am the Vice President of the above named corporation whose name is subscribed to and which executed the foregoing bid. I reside at 17 Harvest Drive, Plainsboro, New Jersey 08536.
I have knowledge of several matters stated in the bid, and they are in all respects true.

☐            Partnership or Joint Venture (Unincorporated Organization)

I am a member of                                                                                                   , the partnership or joint venture described in and which executed the foregoing bid. I subscribed the name of the partnership or joint venture on its behalf, and the several matters stated in the bid are in all respects true.

☐            Individual Bidder:

I am the person described in and who executed the foregoing bid and the several matters stated in the bid are in all respects true.

(Signature of the person who signed the bid)

Print Name:	Edward L. Apuzzi
Print Title:	Vice President

Subscribe to and sworn to before me this 29th day of January, 2003

Notary Public

AFFIRMATION OF NON-DEBT (TAX AFFIRMATION)

The undersigned proposer or bidder affirms and declares that said proposer or bidder is not in arrears to the City of New York upon debt, contract or taxes and is not a defaulter, as surety or otherwise, upon obligation to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, nor is there any proceeding pending relating to the responsibility or qualification of the proposer or bidder to receive public contracts except:

Full name of Proposer or Bidder	IESI NY Corporation

Address 2 Commerce Street

City Bayonne	State New Jersey	Zip Code 07002

CHECK ONE BOX AND INCLUDE THE APPROPRIATE NUMBER:

☐            A - Individual or Sole Proprietorship(5)

SOCIAL SECURITY NUMBER

☐            B - Partnership, Joint Venture or other unincorporated organization

EMPLOYER IDENTIFICATION NUMBER

☒            C – Corporation

EMPLOYER IDENTIFICATION NUMBER  13-3960687

By:
Signature

Vice President
Title

If a corporation place seal here.

(5) Under the Federal Privacy Act the furnishing of Social Security Numbers by bidders on City contracts is voluntary. Failure to provide a Social Security Number will not result in a bidder's disqualification. Social Security Numbers will be used to identify bidders, proposers or vendors to ensure their compliance with laws, to assist the City in enforcement of laws businesses which seek City contracts.

Must be signed by an officer or duly authorized representative.